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Exhibit 10.17

AMENDMENT NO. 6 TO REVOLVING CREDIT AGREEMENT

THIS AMENDMENT NO. 6 TO REVOLVING CREDIT AGREEMENT, dated as of October 25, 2018 (this “Agreement”), is made by and among (i) UBER TECHNOLOGIES, INC., a Delaware corporation (the “Borrower”), (ii) the Lenders party hereto, (iii) solely for the purpose of consenting to the Assignments (as defined below), each Issuing Bank party hereto and (iv) MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders (such capitalized term and all other capitalized terms used and not otherwise defined herein having the meanings set forth in the Existing Credit Agreement referred to below unless the context otherwise requires).

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent and the Lenders and Issuing Banks party thereto from time to time have heretofore entered into that certain Revolving Credit Agreement, dated as of June 26, 2015 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and the Existing Credit Agreement as so amended hereby, the “Credit Agreement”);

WHEREAS, subject to the terms and conditions of the Existing Credit Agreement, any Lender may assign to one or more assignees all or a portion of its rights and obligations under the Existing Credit Agreement;

WHEREAS, Bank of China, Los Angeles Branch (the “Assigning Lender”) desires to assign its rights and obligations as a Lender and as an Issuing Bank (including its 2015 Revolving Commitments (as defined in the Existing Credit Agreement) and its Letter of Credit Issuer Sublimit (the “Assigned Commitments”)) under the Existing Credit Agreement in part to Royal Bank of Canada and in part to Sumitomo Mitsui Banking Corporation (each an “Assignee Lender” and collectively, the “Assignee Lenders”) and each Assignee Lender desires to accept such assignment (collectively, the “Assignments”);

WHEREAS, the Borrower has requested that each Assignee Lender extend the maturity date with respect to its respective Assigned Commitments pursuant to Section 2.19 of the Existing Credit Agreement, and each Assignee Lender is willing, on the terms and subject to the conditions set forth below, to consent to the Maturity Extension;

WHEREAS, the Borrower has requested that the Lenders consent to certain amendments to the Existing Credit Agreement and the Lenders party hereto, subject to the conditions set forth below to consent to such amendments to the Existing Credit Agreement; and

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Loan Parties and each Assignee Lender hereby agree as follows:

ARTICLE I

ASSIGNMENT OF COMMITMENTS

SECTION 1.1. Effective as of the date hereof upon the receipt by the Administrative Agent of (a) executed counterparts of this Agreement duly executed and delivered by (i) the Assigning Lender, (ii) each Assignee Lender, (iii) the Administrative Agent, (iv) the Borrower and (v) each Issuing Bank, (b) a processing and recordation fee of $3,500 and (c) an Administrative Questionnaire in which Sumitomo Mitsui Banking Corporation designates one or more credit contacts to whom all syndicate-

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level information (which may contain material non-public information about the Borrower and its Related Parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including Federal and state securities laws, for an agreed consideration, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, the Assigning Lender hereby irrevocably sells and assigns to each Assignee Lender, and each Assignee Lender hereby irrevocably purchases and assumes from the Assigning Lender (i) all of the Assigning Lender’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assigning Lender under the Credit Agreement (including the Assigned Commitments) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assigning Lender (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above:

Rights and Obligations Transferred from Assigning Lender to Royal Bank of Canada:

Revolving Commitment: $200,000,000.00

Letter of Credit Issuer Sublimit: $142,857,000.00

Rights and Obligations Transferred from Assigning Lender to Sumitomo Mitsui Banking Corporation:

Revolving Commitment: $50,000,000.00

Such sale and assignment is without recourse to the Assigning Lender and, except as expressly provided in this Agreement, without representation or warranty by the Assigning Lender.

SECTION 1.2. Maturity Extension. Subject to the terms and conditions of this Agreement, each Assignee Lender hereby extends the maturity date with respect to its Assigned Commitments (after giving effect to this Agreement) pursuant to Section 2.19 of the Existing Credit Agreement (the “Maturity Extension”).

ARTICLE II

AMENDMENT OF EXISTING CREDIT AGREEMENT

SECTION 2.1. Immediately following the effectiveness of the Assignment and Assumption and the Maturity Extension effected pursuant to Article I above and subject to the satisfaction (or waiver) of the conditions set forth in Article III, the Existing Credit Agreement is hereby amended to delete the stricken text (indicated in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated in the same manner as the following example: double-underlined text) as set forth in the copy of the Credit Agreement attached as Annex I hereto and by replacing Schedule 2.01 to the Existing Credit Agreement with the Schedule attached as Annex II hereto.

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SECTION 2.2. Each of the parties hereto acknowledges and agrees that the terms of this Agreement do not constitute a novation but, rather, an amendment of the terms of a pre-existing Indebtedness and related agreement, as evidenced by the Existing Credit Agreement.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

The amendments referred to in Article II shall be effective on the date the Administrative Agent has confirmed the satisfaction or waiver of each of the conditions contained in this Article III (the “Amendment Effective Date”).

SECTION 3.1. Execution of Counterparts. The Administrative Agent shall have received counterparts of this Agreement duly executed and delivered by (i) each of the Loan Parties as of the Amendment Effective Date, (ii) the Administrative Agent, (iii) Lenders that, when taken together, constitute the Required Lenders as of the Amendment Effective Date, (iv) the Assigning Lender, (v) each Assignee Lender and (vi) each Issuing Bank.

SECTION 3.2. Fees and Expenses. The Borrower shall have paid to the Administrative Agent (i) all expenses payable pursuant to Section 9.03 of the Credit Agreement which have accrued to the Amendment Effective Date to the extent invoices therefor have been provided at least one Business Day prior to the Amendment Effective Date and (ii) the processing and recording fee of $3,500 specified in Section 1.1 of this Agreement.

SECTION 3.3. Officer’s Closing Certificate. The Administrative Agent shall have received an officer’s certificate from the Borrower certifying that (i) no Default or Event of Default exists, or will result from the execution of this Agreement and the transactions contemplated hereby as of the Amendment Effective Date and (ii) all representations and warranties contained in this Agreement and the other Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (provided that representations and warranties that are qualified by materiality shall be true and correct in all respects).

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

SECTION 4.1. Representations and Warranties. In order to induce each Assignee Lender and the Administrative Agent to enter into this Agreement, each Loan Party hereby represents and warrants to the Administrative Agent and each Assignee Lender, as of the date hereof, as follows:

(a) this Agreement has been duly authorized, executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of each such Loan Party, enforceable against it in accordance with its terms, except to the extent the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

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(b) the execution, delivery and performance by each Loan Party of this Agreement will not (i) require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (1) such as have been obtained or made and are in full force and effect and (2) those approvals, consents, registrations, filings or other actions, the failure of which to obtain or make could not reasonably be expected to have a Material Adverse Effect, (ii) violate any charter, by-laws or other organizational document of the Borrower or any of its Restricted Subsidiaries, (ii) except as could not reasonably be expected to have a Material Adverse Effect, violate any applicable law or regulation or any order of any Governmental Authority; (iii) except as could not reasonably be expected to have a Material Adverse Effect, violate or result in a default under any indenture, agreement or other instrument (other than the agreements and instruments referred to in clause (ii)) binding upon the Borrower or any of its Restricted Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Restricted Subsidiaries or (iv) result in the creation or imposition of any Lien on any asset of the Borrower or any of its Restricted Subsidiaries;

(c) each of the representations and warranties contained in Article 3 of the Credit Agreement and the other Loan Documents is true and correct in all material respects as of the Amendment Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct in all material respects on and as of such earlier date (provided that representations and warranties that are qualified by materiality shall be true and correct in all respects); and

(d) no Default or Event of Default exists, or will result from the execution of this Agreement and the transactions contemplated hereby, as of the Amendment Effective Date.

SECTION 4.2. Reaffirmation of Obligations. Each of the Loan Parties hereby consents to this Agreement and hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the Loan Documents effective as of the Amendment Effective Date and as amended hereby and hereby reaffirms its obligations (including the Obligations) under each Loan Document to which it is a party.

ARTICLE V

MISCELLANEOUS

SECTION 5.1. Full Force and Effect; Amendment and Restatement. Except as expressly provided herein and in the Credit Agreement, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, the Arrangers or the Lenders under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances.

SECTION 5.2. Loan Document Pursuant to Credit Agreement. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement, including, without limitation, the provisions relating to forum selection, consent to jurisdiction and waiver of jury trial included in Article 9 of the Credit Agreement, which provisions are hereby acknowledged and confirmed by each of the parties hereto.

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SECTION 5.3. Headings. The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.

SECTION 5.4. Execution in Counterparts. This Agreement may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

SECTION 5.5. Cross-References. References in this Agreement to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Agreement.

SECTION 5.6. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 5.7. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 5.8. GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIM, CONTROVERSY OR DISPUTE UNDER, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, WHETHER BASED IN CONTRACT (AT LAW OR IN EQUITY), TORT OR ANY OTHER THEORY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

UBER TECHNOLOGIES, INC., as the Borrower

By:	/s/ Dara Khosrowshahi
	Name:	Dara Khosrowshahi
	Title:	Chief Executive Officer

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MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent and, solely for the purpose of consenting to the Assignments, an Issuing Bank

By:	/s/ Lisa Hanson
	Name:	Lisa Hanson
	Title:	Vice President

[Signature page to Amendment No. 6]

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BANK OF CHINA, LOS ANGELES BRANCH, as the Assigning Lender

By:	/s/ Lixin Guo
	Name:	Lixin Guo
	Title:	SVP & Branch Manager

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ROYAL BANK OF CANADA, as an Assignee Lender and, solely for the purpose of consenting to the Assignments, an Issuing Bank

By:	/s/ Nicholas Heslip
	Name:	Nicholas Heslip
	Title:	Authorized Signatory

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SUMITOMO MITSUI BANKING CORPORATION, as an Assignee Lender

By:	/s/ James D. Weinstein
James D. Weinstein
Managing Director

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BARCLAYS BANK PLC, as a Lender and , solely for the purpose of consenting to the Assignments, as an Issuing Bank

By:	/s/ May Huang
	Name:	May Huang
	Title:	Assistant Vice President

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GOLDMAN SACHS LENDING PARTNERS LLC, as a Lender and, solely for the purpose of consenting to the Assignments, as an Issuing Bank

By:	/s/ Mahesh Mohan

Name:	Mahesh Mohan
Title:	Authorized Signatory

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GOLDMAN SACHS BANK USA, solely for the purpose of consenting to the Assignments, as an Issuing Bank

By:	/s/ Mahesh Mohan

Name:	Mahesh Mohan
Title:	Authorized Signatory

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CITICORP NORTH AMERICA, INC., as a Lender

By:	/s/ Scott Sartorius
	Name:	Scott Sartorius
	Title:	Vice President

CITIBANK, N.A., solely for the purpose of consenting to the Assignments, as an Issuing Bank

By:	/s/ Scott Sartorius
	Name:	Scott Sartorius
	Title:	Vice President

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BANK OF AMERICA, N.A., as a Lender and , solely for the purpose of consenting to the Assignments, as an Issuing Bank

By:	/s/ Molly Daniello
	Name:	Molly Daniello
	Title:	Vice President

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JPMORGAN CHASE BANK, N.A., as a Lender and, solely for the purpose of consenting to the Assignments, as an Issuing Bank

By:	/s/ John G. Kowalczuk
	Name:	John G. Kowalczuk
	Title:	Executive Director

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SUNTRUST BANK, as a Lender

By:	/s/ Cynthia Burton
Name:	Cynthia Burton
Title:	Director

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DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

By:	/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

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HSBC BANK USA, N.A., as a Lender

By:	/s/ Rumesha Ahmed
Name: Rumesha Ahmed
Title: Vice President

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ANNEX I

AMENDED CREDIT AGREEMENT

[See attached]

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MARKED VERSION REFLECTING CHANGES

PURSUANT TO AMENDMENT NO. ~~5~~6

ADDED TEXT SHOWN UNDERSCORED

DELETED TEXT SHOWN ~~STRIKETHROUGH~~

REVOLVING CREDIT AGREEMENT

dated as of

June 26, 2015

among

UBER TECHNOLOGIES, INC.,

as the Borrower,

the Lenders party hereto,

the Issuing Banks party hereto,

and

MORGAN STANLEY SENIOR FUNDING, INC.,

as the Administrative Agent

BARCLAYS BANK PLC,

CITIGROUP GLOBAL MARKETS INC.,

GOLDMAN SACHS LENDING PARTNERS LLC

and MORGAN STANLEY SENIOR FUNDING, INC.,

as Joint Lead Arrangers

BARCLAYS BANK PLC,

CITIGROUP GLOBAL MARKETS INC.,

GOLDMAN SACHS LENDING PARTNERS LLC,

J.P. MORGAN SECURITIES LLC,

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, and

MORGAN STANLEY SENIOR FUNDING, INC.,

as Joint Bookrunners

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ARTICLE 1 DEFINITIONS		1
Section 1.01	Defined Terms	1
Section 1.02	Classification of Loans and Borrowings	34
Section 1.03	Terms Generally	~~33~~34
Section 1.04	Accounting Terms; GAAP	35
Section 1.05	Permitted Holdco Transaction	35
Section 1.06	Exchange Rates; Currency Equivalents.	~~34~~36
Section 1.07	Limited Conditionality Acquisitions	36
Section 1.08	Basket Amounts and Application of Multiple Relevant Provisions	36
ARTICLE 2 THE CREDITS		~~35~~37
Section 2.01	Revolving Commitments	~~35~~37
Section 2.02	Revolving Loans and Borrowings	37
Section 2.03	Requests for Borrowings	~~36~~38
Section 2.04	Funding of Borrowings	~~37~~39
Section 2.05	Interest Elections	39
Section 2.06	Termination and Reduction of Revolving Commitments	~~39~~41
Section 2.07	Repayment of Revolving Loans; Evidence of Debt	41
Section 2.08	Prepayment of Loans	42
Section 2.09	Fees	~~41~~43
Section 2.10	Interest	43
Section 2.11	Alternate Rate of Interest; Illegality	~~43~~45
Section 2.12	Increased Costs	~~44~~46
Section 2.13	Break Funding Payments	~~45~~47
Section 2.14	Taxes	47
Section 2.15	Payments Generally; Pro Rata Treatment; Sharing of Set-Off	~~49~~51
Section 2.16	Mitigation Obligations; Replacement of Lenders	~~50~~52
Section 2.17	Defaulting Lenders	~~51~~53
Section 2.18	Incremental Facility	~~53~~55
Section 2.19	Extension of the Maturity Date	56
Section 2.20	Letters of Credit.	57
ARTICLE 3 REPRESENTATIONS AND WARRANTIES		64
Section 3.01	Organization; Powers	64
Section 3.02	Authorization; Enforceability	~~62~~64
Section 3.03	Governmental Approvals; No Conflicts	~~62~~64
Section 3.04	Financial Condition; No Material Adverse Change	64
Section 3.05	Properties	~~63~~65
Section 3.06	Litigation and Environmental Matters	~~63~~65
Section 3.07	Compliance with Laws and Agreements; No Default	65

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Section 3.08	Investment Company Status	65
Section 3.09	Margin Stock	65
Section 3.10	Taxes	66
Section 3.11	ERISA	~~64~~66
Section 3.12	Disclosure	~~65~~67
Section 3.13	Subsidiaries	67
Section 3.14	Solvency	68
Section 3.15	Anti-Terrorism Law	68
Section 3.16	FCPA; Sanctions	~~67~~69
Section 3.17	Collateral Matters	~~67~~69
Section 3.18	Beneficial Ownership Certification	~~68~~70
ARTICLE 4 CONDITIONS		~~68~~70
Section 4.01	Effective Date	~~68~~70
Section 4.02	Each Credit Event	71
ARTICLE 5 AFFIRMATIVE COVENANTS		~~70~~72
Section 5.01	Financial Statements; Ratings Change and Other Information	~~70~~72
Section 5.02	Notices of Material Events	~~72~~74
Section 5.03	Existence; Conduct of Business	74
Section 5.04	Payment of Taxes and Other Claims	74
Section 5.05	Maintenance of Properties; Insurance	~~73~~75
Section 5.06	Books and Records; Inspection Rights	~~73~~75
Section 5.07	ERISA-Related Information	75
Section 5.08	Compliance with Laws and Agreements	~~74~~76
Section 5.09	Use of Proceeds	~~74~~76
Section 5.10	Additional Guarantors	~~74~~76
Section 5.11	Holdings	77
Section 5.12	Post-Closing	~~76~~78
Section 5.13	Beneficial Ownership Regulations	78
ARTICLE 6 NEGATIVE COVENANTS		~~76~~78
Section 6.01	Indebtedness	78
Section 6.02	Liens	79
Section 6.03	Fundamental Changes	81
Section 6.04	Use of Proceeds	83
Section 6.05	Minimum Liquidity	~~81~~83
Section 6.06	Restricted Repayments	~~81~~83
Section 6.07	Junior Debt Prepayments	~~82~~84
ARTICLE 7 EVENTS OF DEFAULT		84
Section 7.01	Events of Default	84
Section 7.02	Application of Funds	~~85~~87

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ARTICLE 8 THE AGENTS		~~86~~88
Section 8.01	Appointment of the Administrative Agent	~~86~~88
Section 8.02	Powers and Duties	88
Section 8.03	General Immunity	~~87~~89
Section 8.04	Administrative Agent Entitled to Act as Lender	90
Section 8.05	Lenders’ Representations, Warranties and Acknowledgment	90
Section 8.06	Right to Indemnity	~~89~~91
Section 8.07	Successor Administrative Agent.	~~90~~92
Section 8.08	Guaranty	92
Section 8.09	Actions in Concert	~~91~~93
Section 8.10	Withholding Taxes	93
Section 8.11	Administrative Agent May File Bankruptcy Disclosure and Proofs of Claim	94
Section 8.12	Intercreditor Agreements	94
Section 8.13	Secured Cash Management Agreements and Secured Hedge Agreements	~~93~~95
Section 8.14	Certain ERISA Matters	95
ARTICLE 9 MISCELLANEOUS		~~93~~97
Section 9.01	Notices	~~93~~97
Section 9.02	Waivers; Amendments	~~97~~100
Section 9.03	Expenses; Indemnity; Damage Waiver	~~99~~102
Section 9.04	Successors and Assigns	~~101~~104
Section 9.05	Survival	~~105~~108
Section 9.06	Counterparts; Integration; Effectiveness	~~106~~108
Section 9.07	Severability	~~106~~108
Section 9.08	Right of Setoff	~~106~~109
Section 9.09	Governing Law; Jurisdiction; Consent to Service of Process.	~~107~~109
Section 9.10	Waiver Of Jury Trial	~~107~~110
Section 9.11	Headings	~~108~~110
Section 9.12	Confidentiality	~~108~~110
Section 9.13	Interest Rate Limitation	~~109~~111
Section 9.14	No Advisory or Fiduciary Responsibility	~~109~~112
Section 9.15	Electronic Execution of Assignments and Certain Other Documents	~~110~~112
Section 9.16	USA PATRIOT Act	~~110~~112
Section 9.17	Release of Guarantors; Release of Collateral	~~110~~113
Section 9.18	Acknowledgement and Consent to Bail-In of EEA Financial Institutions	~~112~~114

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Schedules

Schedule 2.01	Lenders, Revolving Commitments and Letter of Credit Issuer Sublimit

Schedules to the Disclosure Letter

Schedule 3.11	Plans
Schedule 3.13	Capitalization
Schedule 6.01	Specified Indebtedness
Schedule 6.02	Existing Liens

Exhibits

Exhibit A	Form of Assignment and Assumption
Exhibit B	Form of Borrowing Request
Exhibit C	Form of Interest Election Request
Exhibit D-1	Form of Revolving Note
Exhibit D-2	[Reserved]
Exhibit E-1	Form of Guaranty
Exhibit E-2	Form of Holdings Guaranty
Exhibit F	Form of Compliance Certificate
Exhibit G	[Reserved]
Exhibit H-1	Form of U.S. Tax Compliance Certificate
Exhibit H-2	Form of U.S. Tax Compliance Certificate
Exhibit H-3	Form of U.S. Tax Compliance Certificate
Exhibit H-4	Form of U.S. Tax Compliance Certificate

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REVOLVING CREDIT AGREEMENT dated as of June 26, 2015 among UBER TECHNOLOGIES, INC., as the Borrower, the LENDERS party hereto and MORGAN STANLEY SENIOR FUNDING, INC., as the Administrative Agent.

The Borrower (such term and each other capitalized term used and not otherwise defined in these recitals having the meaning assigned to it in Article 1), has requested the Lenders to make Loans to the Borrower on a revolving credit basis on and after the date hereof and at any time and from time to time prior to the Maturity Date.

The proceeds of borrowings hereunder, together with the issuance of any letter of credit, are to be used for the purposes described in Section 5.09. The Lenders are willing to establish the credit facility referred to in the preceding paragraph upon the terms and subject to the conditions set forth herein. Accordingly, for valuable consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.01 Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

~~“2015 Lender” means the Persons listed as a 2015 Lender on Schedule 2.01 and any other Person that shall have become a party hereto as a 2015 Lender pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.~~

~~“2015 Loans” means the revolving loans made by the 2015 Lenders to the Borrower pursuant to this Agreement.~~

~~“2015 Revolving Commitment” means, with respect to each 2015 Lender, the commitment of such 2015 Lender to make 2015 Loans hereunder, expressed as an amount representing the maximum aggregate amount of such 2015 Lender’s 2015 Loans hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.06, (b) increased from time to time pursuant to Section 2.18, or (c) reduced or increased from time to time pursuant to assignments by or to such 2015 Lender pursuant to Section 9.04.~~

~~“2015 Revolving Commitment Maturity Date” means June 26, 2020, as such date may be extended pursuant to Section 2.19.~~

~~“2018 Lender” means the Persons listed as a 2018 Lender on Schedule 2.01 and any other Person that shall have become a party hereto as a 2018 Lender pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.~~

~~“2018 Loans” means the revolving loans made by the 2018 Lenders to the Borrower pursuant to this Agreement.~~

~~“2018 Revolving Commitment” means, with respect to each 2015 Lender, the commitment of such 2015 Lender to make 2015 Loans hereunder, expressed as an amount representing the maximum aggregate amount of such 2015 Lender’s 2015 Loans hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.06, (b) increased from time to time pursuant to Section 2.18, or (c) reduced or increased from time to time pursuant to assignments by or to such 2015 Lender pursuant to Section 9.04.~~

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

~~“2018 Revolving Commitment Maturity Date” means June 13, 2023, as such date may be extended pursuant to Section 2.19.~~

“2018 Term Loan Agreement” means the Term Loan Agreement, dated as of April 4, 2018 among the Borrower, as the borrower, the lenders party thereto and Cortland Capital Market Services LLC, as the Administrative Agent

“ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

“Adjusted EURIBO Rate” means, for any Interest Rate Determination Date with respect to an Interest Period for a EURIBOR Borrowing, the rate per annum equal to the EURIBO Rate for such Interest Period; provided that in no event shall the Adjusted EURIBO Rate be less than 0.00%.

“Adjusted LIBO Rate” means, for any Interest Rate Determination Date with respect to an Interest Period (or, solely for purposes of clause (iii) in the defined term “Alternate Base Rate,” for purposes of determining the Alternate Base Rate as of any date) for a Eurodollar Borrowing, (a) for Borrowings denominated in dollars, the rate per annum obtained by dividing (i) the LIBO Rate for dollars for such Interest Period (or such date, as applicable) by (ii) an amount equal to (x) one minus (y) the Applicable Reserve Requirement or (b) for Borrowings denominated in a Permitted Foreign Currency (other than Euros, Australian Dollars, Canadian Dollars, Hong Kong Dollars and Singapore Dollars), the rate per annum equal to the LIBO Rate for such currency for such Interest Period; provided that in no event shall the Adjusted LIBO Rate be less than 0.00%.

“Administrative Agent” means MSSF, in its capacity as administrative agent for the Lenders hereunder, or any successor administrative agent.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent from time to time.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agent Fee Letter” means that certain Agent Fee Letter, dated as of June 18, 2015, by and among the Borrower and the Administrative Agent.

“Agent Parties” has the meaning set forth in Section 9.01(d).

“Agents” means, collectively, the Administrative Agent and the Arrangers.

“Aggregate Total Exposure” means, as at any date of determination, the sum of (i) the Dollar Equivalent of the aggregate principal amount of all outstanding Loans (excluding Loans made for the purpose of reimbursing the Issuing Banks for any amount drawn under any Letter of Credit, but not yet so applied) and (ii) the Letter of Credit Usage.

“Agreed L/C Cash Collateral Amount” means 102% of the total outstanding Letter of Credit Usage.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Agreement” means this Revolving Credit Agreement, as the same may hereafter be modified, supplemented, extended, amended, restated or amended and restated from time to time.

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (i) the Prime Rate in effect on such day, (ii) the Federal Funds Effective Rate in effect on such day plus 1⁄2 of 1% and (iii) the sum of (a) the Adjusted LIBO Rate that would be payable on such day for a Eurodollar Borrowing with a one-month interest period plus (b) 1.00%. If the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms of the definition thereof, the Alternate Base Rate shall be determined without regard to clause (ii) of the preceding sentence until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate shall be effective on the effective day of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate, respectively.

“Amendment No. 4” means that certain Amendment No. 4 to Revolving Credit Agreement dated as of July 13, 2016 by and among the Borrower, the Lenders party thereto and the Administrative Agent.

“Amendment No. 4 Effective Date” means the “Amendment Effective Date” as defined in Amendment No. 4.

“Amendment No. 5” means that certain Amendment No. 5 to Revolving Credit Agreement dated as of June 13, 2018 by and among the Borrower, the Lenders party thereto and the Administrative Agent.

“Amendment No. 5 Effective Date” means the “Amendment Effective Date” as defined in Amendment No. 5.

“Amendment No. 6” means that certain Amendment No. 6 to Revolving Credit Agreement dated as of October 25, 2018 by and among the Borrower, the Lenders party thereto and the Administrative Agent.

“Amendment No. 6 Effective Date” means the “Amendment Effective Date” as defined in Amendment No. 6.

“Anti-Corruption Laws” means the FCPA, the U.K. Bribery Act 2010 to the extent applicable, all other applicable anti-corruption laws, the Bank Secrecy Act to the extent applicable, the USA PATRIOT Act, and the applicable anti-money laundering statutes of jurisdictions where the Borrower and its Subsidiaries conduct business, and the rules and regulations (if any) thereunder enforced by any governmental agency.

“Anti-Terrorism Laws” has the meaning set forth in Section 3.15(a).

“Applicable Account Party” has the meaning set forth in Section 2.20(a).

“Applicable Foreign Jurisdiction” has the meaning set forth in Section 5.10.

“Applicable Percentage” means, with respect to any Lender, the percentage of the total Revolving Commitments represented by such Lender’s Revolving Commitment. If the Revolving Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Revolving Commitments most recently in effect, giving effect to any assignments.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Applicable Rate” means, for any day, (i) 1.00% per annum with respect to any Eurodollar Loan, EURIBOR Loan, HIBOR Loan, SIBOR Loan, Australian Bank Bill Rate Loan and Canadian BA Rate Loan, (ii) 0.00% per annum with respect to any ABR Loan and (iii) 0.15% per annum with respect to the Commitment Fee.

“Applicable Reserve Requirement” means for any day as applied to a Eurodollar Borrowing, the aggregate (without duplication) of the maximum rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board) maintained by a member bank of the Federal Reserve System.

“Application” means a Letter of Credit application or agreement in the form approved by the applicable Issuing Bank, executed and delivered by the Borrower to the Administrative Agent and the applicable Issuing Bank requesting such Issuing Bank to issue a Letter of Credit.

“Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its activities and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Arranger” means each of Barclays, Citigroup, Goldman Sachs and MSSF, in its capacity as a joint lead arranger and a joint bookrunner.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, substantially in the form of Exhibit A or any other form approved by the Administrative Agent.

“Australian Dollars” means the lawful currency of Australia.

“Australian Bank Bill Rate” means, with respect to each Interest Period for an Australian Bank Bill Rate Loan, the rate per annum equal to the following:

(a) the average bid rate (the “BBR Screen Rate”) displayed at or about 10:30 a.m. (Sydney, Australia time) on the first day of that Interest Period on the Reuters screen BBSY page for a term equivalent to such Interest Period; or

(b) to the extent:

(i) the BBR Screen Rate is not displayed for a term equivalent to such Interest Period; or

(ii) the basis on which the BBR Screen Rate is calculated or displayed is changed and the relevant Lenders’ instruct the Administrative Agent (after consultation by the Administrative Agent with the Borrower) that in their opinion it ceases to reflect the relevant Lenders’ cost of funding a new Australian Bank Bill Rate Loan to the same extent as at the date of this Agreement, the Administrative Agent on instructions of the relevant Lenders may specify another page or service displaying the appropriate rate after consultation by the Administrative Agent with the Borrower; or

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(c) if there are no buying rates, the Australian Bank Bill Rate for each Lender will be the rate notified by that Lender to the Administrative Agent to be that Lender’s cost of funding its participation in the relevant Australian Bank Bill Rate Loans for that period. Rates will be expressed as a percentage yield per annum to maturity being the arithmetic average, rounded up to the nearest four decimal places and in no event shall the Australian Bank Bill Rate be less than 0.00%.

“Australian Bank BM Rate Borrowing” refers to a Borrowing bearing interest at a rate determined by reference to the Australian Bank Bill Rate.

“Australian Bank Bill Rate Loan” refers to a Loan bearing interest at a rate determined by reference to the Australian Bank Bill Rate.

“Availability Period” means the period from and including the Effective Date to but excluding the earlier of the Maturity Date and the date of termination of the Revolving Commitments.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law or regulation for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Bankruptcy Code” means Chapter 11 of Title 11 of the United States Code, as amended from time to time and any successor statute and all rules and regulations promulgated thereunder.

“Bankruptcy Event” means an Event of Default of the type described in Section 7.01(h), (i) or (j).

“Barclays” means Barclays Bank PLC.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“Board” means the Board of Governors of the Federal Reserve System of the United States of America (or any successor).

“Borrower” means Uber Technologies, Inc., a Delaware corporation.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Borrowing” means Revolving Loans of the same Type, made, converted or continued on the same date and, in the case of Eurodollar Loans , EURIBOR Loans, HIBOR Loans, SIBOR Loans, Australian Bank Bill Rate Loans and Canadian BA Rate Loans, as to which a single Interest Period is in effect.

“Borrowing Minimum” means (a) in the case of a Eurodollar Borrowing denominated in dollars, $5,000,000, (b) in the case of a Eurodollar Borrowing denominated in any Permitted Foreign Currency or a EURIBOR Borrowing, a HIBOR Borrowing, a SIBOR Borrowing, an Australian Bank Bill Rate Borrowing or a Canadian BA Rate Borrowing, the smallest amount of such Permitted Foreign Currency that is an integral multiple of 100,000 units of such currency and that has a Dollar Equivalent in excess of $5,000,000 and (c) in the case of an ABR Borrowing, $5,000,000.

“Borrowing Multiple” means (a) in the case of a Eurodollar Borrowing denominated in dollars, $1,000,000, (b) in the case of a Eurodollar Borrowing denominated in any Permitted Foreign Currency or a EURIBOR Borrowing, a HIBOR Borrowing, a SIBOR Borrowing, an Australian Bank Bill Rate Borrowing or a Canadian BA Rate Borrowing, the smallest amount of such Permitted Foreign Currency that is an integral multiple of 100,000 units of such currency and that has a Dollar Equivalent in excess of $1,000,000 and (c) in the case of an ABR Borrowing, $1,000,000.

“Borrowing Request” means a request by the Borrower for a Borrowing in accordance with Section 2.03.

“Budget” has the meaning set forth in Section 5.01(a).

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, (a) when used in connection with a Eurodollar Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in deposits in the applicable currency in the London interbank market, (b) when used in connection with any EURIBOR Loan, the term “Business Day” shall also exclude any day which is not a TARGET Day or any day on which banks in London are not open for general business, (c) when used in connection with any HIBOR Loan, the term “Business Day” shall also exclude any day on which banks in Hong Kong are not open for general business, (d) when used in connection with any SIBOR Loan, the term “Business Day” shall also exclude any day on which banks in Singapore are not open for general business, (e) when used in connection with any Australian Bank Bill Rate Loan, the term “Business Day” shall also exclude any day on which banks in Sydney, Australia are not open for general business, and (f) when used in connection with any Canadian BA Rate Loan, the term “Business Day” shall also exclude a day on which banks in Toronto, Ontario, Canada are not open for general business.

“Calculation Date” means (a) the last Business Day of each calendar quarter, (b) each date (with such date to be reasonably determined by the Administrative Agent) that is on or about the date of (1) a Borrowing Request or an Interest Election Request with respect to any Revolving Loan or (ii) the issuance, amendment, renewal or extension of a Letter of Credit and (c) if an Event of Default has occurred and is continuing, any Business Day as determined by the Administrative Agent in its sole discretion.

“Canadian BA Rate” means, with respect to each Interest Period for a Canadian BA Rate Loan, the rate of interest per annum equal to the average rate applicable to Canadian Dollar Bankers’ Acceptances having an identical or comparable term as the proposed Canadian BA Rate Loan displayed and identified as such on the display referred to as the “CDOR Page” (or any display substituted therefor) of Reuter Monitor Money Rates Service as at approximately 10:00 a.m. Toronto time on such day (or, if such day is not a Business Day, as of 10:00 a.m. Toronto time on the immediately preceding Business

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Day), plus five (5) basis points, provided that if such rate does not appear on the CDOR Page at such time on such date, the rate for such date will be the annual discount rate (rounded upward to the nearest whole multiple of 1/100 of 1%) as of 10:00 a.m. Eastern time on such day at which a Canadian chartered bank listed on Schedule 1 of the Bank Act (Canada) as selected by the Administrative Agent is then offering to purchase Canadian Dollar Bankers’ Acceptances accepted by it having such specified term (or a term as closely as possible comparable to such specified term), plus five (5) basis points. In no event shall the Canadian BA Rate be less than 0.00%.

“Canadian BA Rate Borrowing” refers to a Borrowing bearing interest at a rate determined by reference to the Canadian BA Rate.

“Canadian BA Rate Loan” refers to a Loan bearing interest at a rate determined by reference to the Canadian BA Rate.

“Canadian Dollars” means the lawful currency of Canada.

“Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP; provided that, for the avoidance of doubt, any obligations relating to a lease that was accounted for by such Person as an operating lease as of the Effective Date and any similar lease entered into after the Effective Date by such Person shall be accounted for as obligations relating to an operating lease and not as Capital Lease Obligations.

“Cash Collateralize” means, in respect of an Obligation, to provide and pledge (as a first priority perfected security interest) cash collateral in the applicable currency in an amount not to exceed 102% of such Obligations, at a location and pursuant to documentation in form and substance satisfactory to the Administrative Agent and the applicable Issuing Bank (and “Cash Collateralization” has a corresponding meaning). “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.

“Cash Equivalents” means:

(a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of issuance thereof;

(b) investments in commercial paper maturing within 270 days from the date of issuance thereof and having, at such date of acquisition, a rating of at least “Prime 1” (or the then equivalent grade) by Moody’s or “A-1” (or the then equivalent grade) by S&P;

(c) investments in certificates of deposit, banker’s acceptances and time deposits maturing within one year from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, the Administrative Agent or any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof that issues (or the parent of which issues) commercial paper rated at least “Prime 1” (or the then equivalent grade) by Moody’s or “A-1” (or the then equivalent grade) by S&P;

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria of clause (c) above;

(e) investments in “money market funds” substantially all of whose assets are invested in investments of the type described in clauses (a) through (d) above;

(f) in the case of any Foreign Subsidiary, other short-term investments that are analogous to the foregoing, are of comparable credit quality and are customarily used by companies in the jurisdiction of such Foreign Subsidiary for cash management purposes; and

(g) investments permitted pursuant to Borrower’s (or Holdings’) investment policy as approved by the Board of Directors (or committee thereof) of the Borrower or Holdings, as applicable, from time to time.

“Cash Management Agreement” means any agreement entered into from time to time by the Borrower or any Restricted Subsidiaries in connection with cash management services for collections, other Cash Management Services or for operating, payroll and trust accounts of such Person, including automatic clearing house services, controlled disbursement services, electronic funds transfer services, information reporting services, lockbox services, stop payment services, wire transfer services and other related services.

“Cash Management Bank” means any Lender, any Agent or any Affiliate of the foregoing at the time it provides any Cash Management Services or any Person that shall have become a Lender or an Affiliate of a Lender at any time after it has provided any Cash Management Services.

“Cash Management Obligations” means obligations owed by the Borrower or any Restricted Subsidiary to any Cash Management Bank in respect of Cash Management Services or pursuant to Cash Management Agreements.

“Cash Management Services” means any of (a) commercial credit cards, merchant card services, purchase or debit cards, including non-card e-payables services, (b) treasury management services (including controlled disbursement, overdraft automatic clearing house fund transfer services, return items and interstate depository network services) and (c) any other demand deposit or operating account relationships or other cash management services, including pursuant to any Cash Management Agreements.

“Certain Specified Indebtedness Cap” means, as of any date of determination with respect to any proposed creation, incurrence or assumption of Specified Indebtedness (subject to Section 1.07), the greater of (x) $5.0 billion and (y) 2.5 times the Consolidated Adjusted EBITDA (calculated on a pro forma basis to reflect the creation, incurrence or assumption of such Specified Indebtedness) for the period of four consecutive fiscal quarters of the Borrower ended on or prior to such time (taken as one accounting period) in which financial statements for each quarter or fiscal year in such period have been or were required to be delivered pursuant to Section 5.01(a) or (b) without giving effect to any grace period applicable thereto.

“Change in Control” means (a) prior to an IPO, (x) the transfer, directly or indirectly, of beneficial ownership of a majority of the aggregate ordinary voting power of the Borrower on a fully diluted basis or (y) the consummation of a merger, amalgamation, plan of arrangement or other transaction or series of related transactions resulting in the combination of the Borrower with or into another entity, where the stockholders of the Borrower immediately prior to any such transaction(s)

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

directly or indirectly do not continue to beneficially own at least 50% of the voting interest in the continuing or surviving entity on a fully diluted basis immediately following such transaction or series of related transactions; provided that a transaction of the type described in this clause (a) will not constitute a Change in Control if the principal purpose of the transaction is a bona fide equity financing transaction; provided, further, that a Permitted Holdco Transaction shall not constitute a Change in Control pursuant to this clause (a); (b) after an IPO, the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act and the rules of the SEC thereunder), of Equity Interests in the Public Company representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests in the Public Company; provided, further, that a Permitted Holdco Transaction shall not constitute a Change in Control pursuant to this clause (b) so long as, if the Borrower was the Public Company immediately prior to such transaction, Holdings shall thereafter be the Public Company for purposes of this defined term; or (c) after the consummation of a Permitted Holdco Transaction, the failure of Holdings to own 100% of the aggregate ordinary voting power of the Borrower. The consummation of an IPO shall not constitute a Change in Control.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law,” regardless of the date enacted, adopted or issued.

“Charges” has the meaning set forth in Section 9.13.

“Citigroup” means Citigroup Global Markets Inc.

“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time.

“Collateral” means all “Pledged Collateral” as defined in the U.S. Security Agreement and all other property and assets that are or are required to be pledged or granted as collateral pursuant to a Security Document (a) on the Amendment No. 4 Effective Date or (b) thereafter pursuant to Section 5.10 or Section 5.11 or as otherwise required hereunder and, in each case, other than Excluded Collateral.

“Commitment” means the Revolving Commitment.

“Commitment Fee” has the meaning set forth in Section 2.09(a).

“Communications” has the meaning set forth in Section 9.01(d).

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Competitor” has the meaning set forth in the definition of “Disqualified Institution.”

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income or gross profits (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consolidated Adjusted EBITDA” means, for any period, Consolidated Net Income for such period plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (a) income tax expense, (b) interest expense, amortization or write-off of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including the Loans and loans under the Term Loan Agreement), plus expenses associated with the equity component of, and any mark-to-market losses with respect to, Convertible Notes, (c) depreciation and amortization expense, (d) amortization of intangibles (including, but not limited to, goodwill), (e) any extraordinary charges or losses determined in accordance with GAAP, (f) non-cash stock option and other equity-based compensation expenses and payroll tax expense related to stock option and other equity-based compensation expenses, (g) any other non-cash charges, non-cash expenses or non-cash losses of the Borrower or any of its Restricted Subsidiaries for such period, including any write-down of intangibles (excluding any such charge, expense or loss incurred in the ordinary course of business that constitutes an accrual of, or a reserve for, cash charges for any future period), including, for the avoidance of doubt, non-cash foreign currency translation losses and any unrealized losses in respect of Swap Agreements (including non-cash losses related to currency remeasurement of Indebtedness); provided, however that cash payments made in such period or in any future period in respect of such non-cash charges, expenses or losses (excluding any such charge, expense or loss incurred in the ordinary course of business that constitutes an accrual of, or a reserve for, cash charges for any future period) shall be subtracted from Consolidated Net Income in calculating Consolidated Adjusted EBITDA in the period when such payments are made, (h) transition, integration and similar fees, charges and expenses related to acquisitions or dispositions, (i) restructuring charges or reserves including write-downs and write-offs, including any one-time costs incurred in connection with acquisitions or dispositions and costs related to the closure, consolidation and integration of facilities, information technology infrastructure and legal entities, and severance and retention bonuses; (j) the amount of cost savings and synergies projected by the Borrower in good faith to be realized as a result of an acquisition not prohibited hereunder, in each case within the four consecutive fiscal quarters following the consummation of such acquisition (or following the consummation of the squeeze-out merger in the case of an acquisition structured as a two-step transaction), calculated as though such cost savings and synergies had been realized on the first day of such period and net of the amount of actual benefits received during such period from such acquisition; provided that (i) a duly completed certificate signed by a Responsible Officer shall be delivered to the Administrative Agent certifying that such cost savings and synergies are reasonably expected and factually supportable in the good faith judgment of the Borrower and (ii) no cost savings or synergies shall be added pursuant to this clause (j) to the extent duplicative of any expenses or charges otherwise added to Consolidated Adjusted EBITDA, whether through a pro forma adjustment or otherwise, for such period (provided that notwithstanding anything to the contrary, the amount that may be added back pursuant to clauses (h), (i), (j) and (l) may not in the aggregate for any four fiscal quarter period exceed the greater of (x) $25,000,000 and (y) 15% of Consolidated Adjusted EBITDA for such period (determined without giving effect to any such adjustment pursuant to such clauses (h), (i), (j) and (l))), (k) costs, expenses, settlements and charges related to, arising out of or made in connection with legal proceedings and regulatory matters (provided that the amount that may be added back pursuant to this clause (k) may not in the aggregate for any four fiscal quarter period exceed the greater of (x) $25,000,000 and (y) 15% of Consolidated Adjusted EBITDA for such period (determined without giving effect to any such adjustment pursuant to this clause (k)), (l) costs, fees, charges and losses in respect of discontinued operations, (m) adjustments relating to purchase price allocation accounting, and (n) fees and expenses directly related to the Transactions, the incurrence of any Specified Indebtedness permitted hereunder, the offering of any Equity Interests by the Borrower (or Holdings, as applicable) and any acquisition or disposition transactions, minus, to the extent included in the statement of such Consolidated Net Income for such period (and without duplication), the sum of

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(a) interest income, (b) any extraordinary income or gains determined in accordance with GAAP, and (c) any other non-cash income (excluding any items that represent the reversal of any accrual of, or cash reserve for, anticipated cash charges in any prior period that are described in the parenthetical to clause (g) above), including for the avoidance of doubt non-cash foreign currency translation gains (including non-cash gains related to currency remeasurement of Indebtedness), mark-to-market gains in respect of Convertible Notes and unrealized gains in respect of Swap Agreements, all as determined on a consolidated basis.

“Consolidated Net Income” means, for any period, the net income or loss of the Borrower and its Restricted Subsidiaries for such period, determined on a consolidated basis in conformity with GAAP; provided that there shall be excluded (a) the income of any Person that is not a consolidated Restricted Subsidiary except to the extent of the amount of cash dividends or similar cash distributions actually paid by such Person to the Borrower or, subject to clauses (b) and (c) below, any consolidated Restricted Subsidiary during such period, (b) the income of, and any amounts referred to in clause (a) above paid to, any consolidated Restricted Subsidiary of the Borrower to the extent that, on the date of determination, the declaration or payment of cash dividends or similar cash distributions by such Restricted Subsidiary is not permitted without any prior approval of any Governmental Authority that has not been obtained or is not permitted by the operation of the terms of the organizational documents of such Restricted Subsidiary, any agreement or other instrument binding upon such Restricted Subsidiary or any law applicable to such Restricted Subsidiary, unless such restrictions with respect to the payment of cash dividends and other similar cash distributions have been legally and effectively waived, and (c) the income or loss of, and any amounts referred to in clause (a) above paid to, any consolidated Restricted Subsidiary that is not wholly-owned by the Borrower to the extent such income or loss or such amounts are attributable to the noncontrolling interest in such consolidated Restricted Subsidiary.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Convertible Notes” means debt securities that are convertible into or exchangeable for any combination of Equity Interests and/or cash.

“Credit Parties” has the meaning set forth in Section 9.12.

“Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect.

“Declining Lender” has the meaning set forth in Section 2.19.

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Defaulting Lender” means, subject to Section 2.17(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder, unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s good faith determination that one or more conditions precedent to such funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, (ii) fund any portion of its participation in any Letter of Credit or (iii) pay to the Administrative Agent, any Issuing Bank or any other Lender any

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

other amount required to be paid by it hereunder within three Business Days of the date when due, (b) has notified the Borrower or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s good faith determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-in Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.17(b)) upon delivery of written notice of such determination to the Borrower and each Lender.

“Disclosure Letter” means the disclosure letter, dated as of the date hereof, as amended or supplemented from time to time pursuant to the terms of this Agreement.

“Disqualified Equity Interests” means any Equity Interest which, by its terms (or by the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (i) matures or is mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise, (ii) is redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests), in whole or in part, or (iii) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is 91 days after the Maturity Date applicable at the time of issuance thereof, except, in the case of clauses (i) and (ii), if as a result of a change of control, fundamental change or asset sale, so long as any rights of the holders thereof upon the occurrence of such a change of control, fundamental change or asset sale event are subject to the prior expiration or termination of the Commitments, the payment in full of the principal of and interest on each Loan and all fees payable hereunder and the cancellation or expiration or Cash Collateralization of all Letters of Credit.

“Disqualified Institution” means (a) any Person that has been identified in writing to the Administrative Agent prior to the Amendment No. 5 Effective Date as a “Disqualified Institution”, (b) any Person that is a competitor of the Borrower or any of its Subsidiaries that has been identified in writing to the Administrative Agent from time to time as a competitor and a “Disqualified Institution” by the Borrower (each, a “Competitor”), (c) any Person with a long term unsecured credit rating of less than BBB- by S&P or Fitch Ratings Ltd. (or any successor thereto) or less than Baa3 by Moody’s, (d) any hedge fund that directly or indirectly holds any equity or debt instruments issued by any Competitor and (e) any Person (including an Affiliate or Approved Fund of a Lender) whose primary activity is (i) the

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

trading or acquisition of distressed debt or (ii) “loan to own” investment strategies; provided that (i) any Person that becomes a “Disqualified Institution” after the applicable Trade Date with respect to an assignment or participation shall not retroactively be deemed a “Disqualified Institution” for purposes of such assignment or participation or any previously acquired assignment or participation (but such Person shall not be able to increase its Commitments or participations hereunder), (ii) such assignment or participation and, in the case of an assignment, the execution by the Borrower of an Assignment and Assumption with respect to such assignee, will not by itself result in such assignee no longer being considered a “Disqualified Institution”; provided, however, that, in each case, the term “Disqualified Institution” shall not include any person that has been identified in writing to the Administrative Agent from time to time by the Borrower as no longer constituting a “Disqualified Institution” and (iii) clause (c) and (e) above shall not apply at any time that a Specified Event of Default has occurred and is continuing.

“Dollar Equivalent” means, at any time, (a) with respect to any amount denominated in dollars, such amount and (b) with respect to any amount denominated in any Permitted Foreign Currency, the equivalent amount thereof in dollars at such time as determined in accordance with Section 1.06(a) using the Exchange Rate with respect to such Permitted Foreign Currency at the time in effect under the provisions of such Section (except as otherwise expressly provided in Section 2.20(d)).

“dollars” or “$” refers to lawful money of the United States of America.

“Domestic Restricted Subsidiary” means any Domestic Subsidiary that is a Restricted Subsidiary.

“Domestic Subsidiary” means any Subsidiary that is organized under the laws of any political subdivision of the United States, excluding (x) any such Subsidiary substantially all of the assets of which consist of Equity Interests in one or more Subsidiaries that are “controlled foreign corporations” within the meaning of Section 957 of the Code and whose liabilities are less than 50% of the value of such equity interests and (y) any such Subsidiary that is owned (directly or indirectly) by a Subsidiary that is a “controlled foreign corporation” within the meaning of Section 957 of the Code.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Date” means the date on which the conditions specified in Section 4.01 are satisfied (or waived in accordance with Section 9.02).

“Engagement Letter” means that certain Engagement Letter, dated as of June 18, 2015, by and among the Borrower and the Arrangers.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the generation, use, handling, transportation, storage, treatment, disposal, management, release or threatened release of any Hazardous Material or to health and safety matters.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of investigation, reclamation or remediation, fines, penalties or indemnities), of the Borrower or any Restricted Subsidiary directly or indirectly resulting from or based upon (a) any Environmental Law, including compliance or noncompliance therewith, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the presence, release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest; provided that Equity Interests shall not include any Convertible Notes.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

“ERISA Affiliate” means any person that for purposes of Title I or Title IV of ERISA or Section 412 of the Code would be deemed at any relevant time to be a single employer or otherwise aggregated with the Borrower or a Restricted Subsidiary under Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA.

“ERISA Event” means any one or more of the following: (a) any reportable event, as defined in Section 4043 of ERISA, with respect to a Plan, as to which the PBGC has not waived under subsection .22, .23, .25, .26, .27, .28, .29, .30, .31, .32, .34 or .35 of PBGC Regulation Section 4043 the requirement of Section 4043(a) of ERISA that it be notified of such event; (b) the termination of any Plan under Section 4041(c) of ERISA; (c) the institution of proceedings by the PBGC under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (d) the failure to make a required contribution to any Plan that would result in the imposition of a lien or other encumbrance or the provision of security under Section 430 of the Code or Section 303 or 4068 of ERISA, or the arising of such a lien or encumbrance; (e) the failure to satisfy the minimum funding standard under Section 412 of the Code or Section 302 of ERISA, whether or not waived; or a determination that any Plan is, or is expected to be, considered an at-risk plan within the meaning of Section 430 of the Code or Section 303 of ERISA; (f) engaging in a non-exempt prohibited transaction within the meaning of Section 4975 of the Code or Section 406 of ERISA with respect to a Plan; (g) the complete or partial withdrawal of any Borrower, Restricted Subsidiary or any ERISA Affiliate from a Multiemployer Plan which results in the imposition of Withdrawal Liability or the reorganization or insolvency under Title IV of ERISA of any Multiemployer Plan or (h) a determination that any Multiemployer Plan is in endangered or critical status under Section 432 of the Code or Section 305 of ERISA.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor thereto), as in effect from time to time.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“EURIBO Rate” means, for any Interest Rate Determination Date with respect to an Interest Period for a EURIBOR Borrowing, the rate per annum determined by the Administrative Agent on the basis of the rate for deposits in such currency for a period equal to such Interest Period commencing on the first day of such Interest Period as administered by the Banking Federation of the European Union (or any other Person that takes over the administration of such rate) appearing on Reuters Screen EURIBOR01 page (or any successor page) as of approximately 11:00 a.m., Brussels, Belgium time, on such Interest Rate Determination Date; provided that, in the event such rate does not appear on such page or service or if such page or service shall cease to be available, the EURIBO Rate shall be determined by the Administrative Agent by reference to such other comparable publicly available service for displaying EURIBO rates as may be selected by the Administrative Agent, or, in the absence of such availability, the arithmetic mean of the rates (rounded upward to the nearest 1/100th of 1%) as supplied to the Administrative Agent at its request and quoted by the reference banks appointed by the Administrative Agent in consultation with the Borrower to leading banks who consent to such appointment in the Euro interbank market for deposits in Euros of a duration equal to the duration of such Interest Period, on such Interest Rate Determination Date.

“EURIBOR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted EURIBO Rate.

“Euro” or “€” means the single currency of the European Union as constituted by the Treaty on European Union and as referred to in the EMU Legislation.

“Eurodollar”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

“Event of Default” has the meaning set forth in Article 7.

“Exchange Rate” means, on any day, with respect to the applicable Permitted Foreign Currency, the rate at which such currency may be exchanged into dollars, as set forth at approximately 11:00 a.m., London time, on such day on the Reuters World Currency Page “FX=” for such currency. In the event that such rate does not appear on any Reuters World Currency Page, then the Exchange Rate shall be determined by reference to such other publicly available service for displaying exchange rates as may be agreed upon by the Administrative Agent and the Borrower or, in the absence of such agreement, such Exchange Rate shall instead be the arithmetic average of the spot rates of exchange of the Administrative Agent in the market where its foreign currency exchange operations in respect of such currency are then being conducted, at or about 10:00 a.m., London time, on such date for the purchase of dollars for delivery two Business Days later; provided that if at the time of any such determination, for any reason, no such spot rate is being quoted, the Administrative Agent, after consultation with the Borrower, may use any reasonable and customary method it deems appropriate to determine such rate, and such determination shall be presumed correct absent manifest error.

“Excluded Collateral” means (a) any intent-to-use trademark application prior to the filing of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark application under applicable federal law, (b) any commercial tort claims, (c) any Excluded IP, (d) any patent, trademark or copyright or license or application in respect thereof, in each case to the extent the grant of a security interest therein would violate or invalidate any license or other agreement with any person (other than the Borrower or any Guarantor) relating to such patent, trademark or copyright or license or application in respect thereof or create a right of termination in favor of any other party thereto (other than the Borrower or any Guarantor) after giving effect to the applicable anti-assignment provisions of the Uniform Commercial Code (in each

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

case to the extent the relevant limitation was in existence on the date hereof or, in the case of any patent, trademark or copyright or license or application in respect thereof that is created or acquired after the date hereof, on the date of creation or acquisition and not incurred in contemplation of the provisions of this paragraph) or other applicable law, other than proceeds and receivables thereof, the assignment of which is expressly deemed effective under applicable law notwithstanding such prohibition, (e) Equity Interests issued by (i) any Excluded Subsidiary, (ii) any Immaterial Subsidiary, (iii) any Foreign Subsidiary that is not a Material Foreign Subsidiary or (iv) an entity described in clause (iii) of the definition of “Pledged Equity” in the U.S. Security Agreement to the extent such entity shall have consummated any third party financing with respect to any real estate owned by such entity that does not permit the Equity Interests of such entity to be pledged on the terms set forth in the U.S. Security Agreement and (f) voting Equity Interests issued by any Foreign Subsidiary in excess of 66% (or, in the case of Uber International C.V., 64%) thereof (or, solely in the case of this clause (f), such lesser percentage as is required (i) by applicable law, (ii) by the organizational documents of such Foreign Subsidiary as in effect on the Effective Date (or, in the case of any Foreign Subsidiary created or acquired after the Effective Date, at the time of such creation or acquisition and so long as the relevant limitation was not entered into in contemplation of the provisions of this definition) or (iii) to not result in material adverse tax consequences to the Borrower and its Subsidiaries); provided that notwithstanding anything herein to the contrary, properties or assets of the Borrower or a Guarantor shall not constitute Excluded Collateral to the extent they are pledged as collateral to secure any other Secured Specified Indebtedness.

“Excluded IP” has the meaning assigned to such term in the U.S. Security Agreement.

“Excluded Subsidiary” means (a) any Unrestricted Subsidiary, (b) any Subsidiary that is prohibited by applicable law, rule or regulation or by any contractual obligation to which such Subsidiary is a party or by which it or any of its property or assets is bound from guaranteeing the Obligations; provided that any such agreement, instrument or other undertaking (i) is in existence on the Effective Date (or, with respect to a Subsidiary created or acquired after the Effective Date, as of the date of such creation or acquisition) and (ii) in the case of a Subsidiary created or acquired after the Effective Date, was not entered into in connection with, or in contemplation of, such acquisition or the provisions of this definition) and (c) any Subsidiary with respect to which guaranteeing the Obligations would require consent, approval, license or authorization from any Governmental Authority, unless such consent, approval, license or authorization has been obtained.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal or unlawful under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guarantee of such Guarantor or the grant of such security interest would have become effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal or unlawful.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to the Administrative Agent or any Lender or required to be withheld or deducted from a payment to the Administrative Agent or any Lender: (a) Taxes imposed on (or measured by) its net income or gross profit, franchise Taxes, and branch profits Taxes, in each case (i) imposed by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located or (ii) that

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

otherwise are Other Connection Taxes, (b) in the case of a Lender, any United States withholding Tax that is imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which such Lender becomes a party to this Agreement (other than pursuant to an assignment request of the Borrower under Section 2.16) or designates a new lending office, except to the extent that such Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office or assignment, to receive additional amounts from the Borrower with respect to such withholding Tax pursuant to Section 2.14(a), (c) Taxes attributable to Administrative Agent’s or such Lender’s failure to comply with Section 2.14(f) and (d) any U.S. withholding Taxes imposed under FATCA.

“Executive Order” has the meaning set forth in Section 3.15(a).

“Extending Lender” has the meaning set forth in Section 2.19.

“Extension Agreement” means an extension agreement entered into pursuant to Section 2.19 in form and substance reasonably satisfactory to the Administrative Agent.

“Extension Notice” has the meaning set forth in Section 2.19.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code or any published intergovernmental agreement and any fiscal or regulatory legislation, rules or official practices adopted pursuant to any published intergovernmental agreement entered into in connection with the implementation of such Sections of the Code.

“FCPA” means the Foreign Corrupt Practices Act of 1977, (15 U.S.C. §§ 78dd-1, et seq.) as amended.

“Federal Funds Effective Rate” means for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day or, if no such rate is so published on any day that is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it; provided that if the relevant screen rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Financial Officer” means the chief financial officer, principal accounting officer, vice president of finance or corporate controller or most senior financial officer of the Borrower.

“First Lien Intercreditor Agreement” means (a) the Term Loan Intercreditor Agreement and (b) any other First Lien Intercreditor Agreement among the Administrative Agent and one or more Senior Representatives for holders of Indebtedness secured by Liens on the Collateral that are pari passu with the Liens on the Collateral securing the Secured Obligations, in form and substance reasonably satisfactory to the Administrative Agent (it being agreed that the form attached as Exhibit A to Amendment No. 4 shall be reasonably satisfactory to the Administrative Agent).

“Foreign Lender” means any Lender whose interest in any Obligation is treated for U.S. federal income tax purposes as owned by a Person that is not a U.S. Person.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary.

“Fronting Exposure” means, at any time there is a Defaulting Lender, with respect to any Issuing Bank, such Defaulting Lender’s Applicable Percentage of the Letter of Credit Usage other than Letter of Credit Usage as to which such Defaulting Lender’s participation obligation has been reallocated to other Non-Defaulting Lenders or Cash Collateralized in accordance with the terms hereof.

“GAAP” means generally accepted accounting principles in the United States of America.

“Goldman Sachs” means Goldman Sachs Lending Partners LLC.

“Governmental Acts” means any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business, or customary indemnification obligations entered into in connection with any acquisition or disposition of assets or of other entities (other than to the extent that the primary obligations that are the subject of such indemnification obligation would be considered Indebtedness hereunder).

“Guarantor” means (a) any Material Domestic Subsidiary of the Borrower that has delivered a Guaranty or a joinder agreement to a Guaranty pursuant to Section 5.10 hereof and (b) upon the consummation of any Permitted Holdco Transaction and the delivery of a Holdings Guaranty pursuant to Section 5.11 by Holdings, Holdings.

“Guaranty” means a guaranty agreement in substantially the form of Exhibit E-1 hereto.

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

“Hedge Bank” means any Person that is a counterparty to a Secured Hedge Agreement with a Loan Party or any Restricted Subsidiary, in its capacity as such, and that either (i) is a Lender, the Administrative Agent or an Affiliate of any of the foregoing at the time it enters into such a Secured Hedge Agreement, in its capacity as a party thereto or (ii) becomes a Lender, the Administrative Agent or

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

an Affiliate of the foregoing after it has entered into such a Secured Hedge Agreement; provided that no such Person (except the Administrative Agent) shall be considered a Hedge Bank until such time as it shall have delivered written notice to the Administrative Agent that such a transaction has been entered into and that such Person constitutes a Hedge Bank entitled to the benefits of the Security Documents.

“Hedging Obligations” means, with respect to any Person, the obligations of such Person under Swap Agreements.

“HIBOR” means, in relation to any HIBOR Loan, the rate per annum equal to the Hong Kong Interbank Offered Rate (or a comparable or successor rate which rate is approved by the Administrative Agent), as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at or about 11.00 a m (Hong Kong time) on the applicable Interest Rate Determination Date with a period comparable to the applicable Interest Period; provided that in no event shall HIBOR he less than 0.00%.

“HIBOR Borrowing” refers to a Borrowing hearing interest at a rate determined by reference to HIBOR

“HIBOR Loan” refers to a Loan bearing interest at a rate determined by reference to HIBOR.

“Hong Kong Dollars” means the lawful currency of the Hong Kong Special Administrative Region of the People’s Republic of China.

“Holdings” shall have the meaning set forth in the definition of “Permitted Holdco Transaction”.

“Holdings Guaranty” means a guaranty agreement in substantially the form of Exhibit E-2 hereto.

“Immaterial Subsidiary” means, at any date of determination, any direct or indirect Domestic Subsidiary of the Borrower or, after a Permitted Holdco Transaction, Holdings, other than (a) any Excluded Subsidiary and (b) any Domestic Subsidiary that has been designated by the Borrower by written notice to the Administrative Agent as being a “Material Domestic Subsidiary” from time to time, at any date of determination, (i) whose total assets as of the most recent available quarterly or year-end financial statements do not exceed 5% of the Total Assets at such date and (ii) whose revenues for the most recently ended four-quarter period for which financial statements are available do not exceed 5% of the consolidated revenues of the Borrower and its Subsidiaries for such period, in each case determined in accordance with GAAP; provided that (A) the total assets of all such Immaterial Subsidiaries as of the most recent available quarterly or year-end financial statements shall not exceed 30% of the Total Assets at such date and (B) the revenues of all such Immaterial Subsidiaries for the most recently ended four-quarter period for which financial statements are available shall not exceed 30% of the consolidated revenues of the Borrower and its Subsidiaries for such period, in each case determined in accordance with GAAP.

“Increased Amount Date” has the meaning set forth in Section 2.18(a).

“Incremental Available Amount” means, on any date of determination, (a) $1,000,000,000, plus, (b) any additional or other amount, so long as, solely in this case of this clause (b) and subject to Section 1.07, the Borrower has provided the financial statements described in Section 5.01(e) as of and for the most recently ended Measurement Period for which financial statements have been delivered pursuant to Section 5.01(a) or 5.01(b) and the Senior Secured Net Leverage Ratio does not exceed 2.50 to 1.00, determined on a pro forma basis after giving effect to such New Commitments as of such

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Measurement Period and treating any New Commitments or Specified Indebtedness consisting of a revolving credit facility incurred on such date (or, in the case, of a Limited Conditionality Acquisition, to be incurred in connection with such acquisition) as fully drawn; provided that Senior Secured Indebtedness shall be determined without taking into account any cash or Cash Equivalents constituting proceeds of any Loans made under any New Commitments or Specified Indebtedness to be provided on such date (or, in the case, of a Limited Conditionality Acquisition, to be incurred in connection with such acquisition) that may otherwise reduce the amount of Senior Secured Indebtedness for purposes of determining the Senior Secured Net Leverage Ratio; provided, further, that subject to Section 1.07, the Incremental Available Amount shall not exceed an amount that would cause the principal amount of outstanding Secured Specified Indebtedness to exceed the amount permitted by Section 6.02(r).

“Indebtedness” of any Person at any date means, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than current trade payables incurred in the ordinary course of such Person’s business), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Capital Lease Obligations of such Person, (f) all obligations of such Person, contingent or otherwise, as an account party or applicant under or in respect of bankers’ acceptances, letters of credit, surety bonds or similar arrangements, (g) all Guarantees of such Person in respect of obligations of the kind referred to in clauses (a) through (f) above, and (h) all obligations of the kind referred to in clauses (a) through (g) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights) owned or acquired by such Person, whether or not such Person has assumed or become liable for the payment of such obligation. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness expressly provide that such Person is not liable therefor.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Indemnitee” has the meaning set forth in Section 9.03(b).

“Information” has the meaning set forth in Section 9.12(a).

“Intercreditor Agreement” means the Term Loan Intercreditor Agreement, any First Lien Intercreditor Agreement or any Second Lien Intercreditor Agreement, and “Intercreditor Agreements” means each of the foregoing collectively.

“Interest Election Request” has the meaning set forth in Section 2.05(b).

“Interest Payment Date” means (a) with respect to any ABR Loan, the last Business Day of each March, June, September and December and (b) with respect to any Eurodollar Loan, EURIBOR Loan, HIBOR Loan, SIBOR Loan, Australian Bank Bill Rate Loan or Canadian BA Rate Loan, the last Business Day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing, EURIBOR Borrowing, HIBOR Borrowing, SIBOR Borrowing, Australian Bank Bill Rate Borrowing or Canadian BA Rate Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Interest Period” means, with respect to any Eurodollar Borrowing, EURIBOR Borrowing, HIBOR Borrowing, SIBOR Borrowing, Australian Bank Bill Rate Borrowing or Canadian BA Rate Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months (or, with the consent of each Lender, twelve months or less than one month) thereafter, as the Borrower may elect; provided that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day~~,~~ and (ii) any Interest Period pertaining to a Eurodollar Borrowing, EURIBOR Borrowing, HIBOR Borrowing, SIBOR Borrowing, Australian Bank Bill Rate Borrowing or Canadian BA Rate Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period ~~and (iii) no Interest Period with respect to any portion of the Revolving Loans shall extend beyond the Maturity Date with respect to such portion of the Revolving Loans~~. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Interest Rate Determination Date” means, with respect to any Interest Period, the date that is two Business Days prior to the first day of such Interest Period.

“IPO” means a bona fide underwritten sale to the public of common stock of the Public Company pursuant to a registration statement (other than on Form S-8 or any other form relating to securities issuable under any benefit plan of the Borrower or any of its Subsidiaries, as the case may be) that is declared effective by the SEC.

“IRS” means the U.S. Internal Revenue Service.

“ISP 98” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be acceptable to the applicable Issuing Bank and in effect at the time of issuance of such Letter of Credit).

“Issuing Bank” means each Lender (or affiliate thereof) with a Letter of Credit Issuer Sublimit on Schedule 2.01 hereof, as Issuing Bank hereunder, and any other Lender (or affiliate thereof) that shall agree in writing, at the request of the Borrower and with the consent of the Administrative Agent, to become an “Issuing Bank”, in each case together with its permitted successors and assigns in such capacity.

“Joinder Agreement” means a joinder agreement to this Agreement in form and substance reasonably satisfactory to the Administrative Agent.

“Junior Debt Prepayment” means making (or giving any notice in respect thereof) any voluntary or optional payment or prepayment on or redemption or acquisition for value of, or any prepayment or redemption as a result of any asset sale, change of control or similar event of, any Indebtedness (other than Indebtedness among the Borrower and its Subsidiaries) outstanding under any Convertible Notes or any Subordinated Indebtedness.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Lenders” means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.

“Letter of Credit” means a standby letter of credit issued or to be issued by an Issuing Bank pursuant to this Agreement in such form and substance as may be approved from time to time by the applicable Issuing Bank. Letters of Credit will only be issued in dollars or any other Permitted Foreign Currency.

“Letter of Credit Disbursement” means a payment made by an Issuing Bank pursuant to a Letter of Credit.

“Letter of Credit Fee” has the meaning set forth in Section 2.09.

“Letter of Credit Issuer Sublimit” means (i) with respect to each Issuing Bank as of the Effective Date, as set forth on Schedule 2.01, and (ii) with respect to any other Issuing Bank, an amount as shall be agreed to by the Administrative Agent, such Issuing Bank and the Borrower.

“Letter of Credit Sublimit” means the lesser of (i) $1,000,000,000 and (ii) the aggregate unused amount of the Revolving Commitments then in effect.

“Letter of Credit Usage” means, as at any date of determination, the sum of (i) the Dollar Equivalent of the maximum aggregate amount which is, or at any time thereafter may become, available for drawing under all Letters of Credit then outstanding and (ii) the Dollar Equivalent of the aggregate amount of all drawings under Letters of Credit honored by an Issuing Bank and not theretofore reimbursed by or on behalf of the Borrower. The Letter of Credit Usage of any Lender at any time shall be such Lender’s Applicable Percentage of the aggregate Letter of Credit Usage at such time.

“LIBO Rate” means, for any Interest Rate Determination Date with respect to an Interest Period (or, solely for purposes of clause (iii) in the defined term “Alternate Base Rate,” for purposes of determining the Alternate Base Rate as of any date) for a Eurodollar Borrowing in any currency, the rate per annum determined by the Administrative Agent on the basis of the rate for deposits in such currency for a period equal to such Interest Period commencing on the first day of such Interest Period as administered by the ICE Benchmark Administration (or any other Person that takes over the administration of such rate for the relevant currency) appearing on Reuters Screen LIBORO1 page (or any successor page) as of approximately 11:00 a.m., London, England time, on such Interest Rate Determination Date; provided that, in the event such rate does not appear on such page or service or if such page or service shall cease to be available, the LIBO Rate shall be determined by the Administrative Agent by reference to such other comparable publicly available service for displaying LIBO rates as may be selected by the Administrative Agent, or, in the absence of such availability, the arithmetic mean of the rates (rounded upward to the nearest 1/100th of 1%) as supplied to Administrative Agent at its request and quoted by the reference banks appointed by the Administrative Agent in consultation with the Borrower to leading banks who consent to such appointment in the London interbank market for deposits in such currency of a duration equal to the duration of such Interest Period, on such Interest Rate Determination Date.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Limited Conditionality Acquisition” means any acquisition whose consummation is not conditioned on (a) the availability of, or on obtaining, third party financing , (b) the receipt of proceeds of any investment or (c) the redemption or repayment of indebtedness requiring irrevocable notice in advance of such redemption or repayment.

“Liquidity” means, as of any date of determination, the mean average of the sum of the following amounts as of the last Business Day of each calendar month (each, a “Monthly Measurement Date”) during the preceding fiscal quarter of the Borrower: (x) consolidated cash and Cash Equivalents of Borrower and its Subsidiaries as of such Monthly Measurement Date (including cash and Cash Equivalents of Unrestricted Subsidiaries, but excluding cash or Cash Equivalents that (i) would appear (or would be required to appear) as “restricted” on the consolidated balance sheet of Borrower or (ii) are subject to any Lien as of such Monthly Measurement Date, other than non-consensual Liens arising by operation of law or Liens permitted under Section 6.02(k)), plus (y) the Revolving Commitments in effect as of such Monthly Measurement Date, minus (z) the Aggregate Total Exposure as of such Monthly Measurement Date.

“Loan Documents” means this Agreement (including any amendment hereto or waiver hereunder), the Notes (if any), the Security Documents, any First Lien Intercreditor Agreement, any Second Lien Intercreditor Agreements, any Joinder Agreement, any Extension Agreement, any Guaranty, any instrument of joinder to any Guaranty delivered pursuant to Section 5.10, any Holdings Guaranty, the Agent Fee Letter, any other agreement, instrument or document executed after the date hereof and designated by its terms as a Loan Document and any agreements, documents or certificates executed by the Borrower in favor of the applicable Issuing Bank relating to Letters of Credit.

“Loan Parties” means the Borrower and the Guarantors.

“Loans” means the Revolving Loans.

“Local Time” means (a) with respect to any Loan or Borrowing denominated in dollars or Canadian Dollars or any Letter of Credit denominated in dollars or Canadian Dollars, New York City time, (b) with respect to any Loan or Borrowing denominated in a Permitted Foreign Currency or any Letter of Credit denominated in a Permitted Foreign Currency (in each case other than Canadian Dollars, Hong Kong Dollars, Singapore Dollars or Australian Dollars), London time, (c) with respect to any Loan or Borrowing denominated in Australian Dollars or any Letter of Credit denominated in Australian Dollars, Sydney time, (d) with respect to any Loan or Borrowing denominated in Hong Kong Dollars or any Letter of Credit denominated in Hong Kong Dollars, Hong Kong time, and (e) with respect to any Loan or Borrowing denominated in Singapore Dollars or any Letter of Credit denominated in Singapore Dollars, Singapore time.

“Material Adverse Effect” means a material adverse effect on (a) the business, property, financial condition or results of operations of the Borrower and the Restricted Subsidiaries taken as a whole, or (b) the rights of or remedies available to the Agents and the Lenders under this Agreement, any Guaranty, any Holdings Guaranty or any Security Document (other than due to the action or inaction of the Agents or the Lenders).

“Material Domestic Subsidiary” means a wholly-owned Domestic Subsidiary that is not an Immaterial Subsidiary or an Excluded Subsidiary.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Material Foreign Subsidiary” means any Foreign Subsidiary that is a direct Subsidiary of the Borrower or any Guarantor (i) whose total assets (together with those of its consolidated subsidiaries) as of the most recent available quarterly or year-end financial statements exceed 5% of the Total Assets at such date and (ii) whose revenues (together with those of its consolidated subsidiaries) for the most recently ended four-quarter period for which financial statements are available exceed 5% of the consolidated revenues of the Borrower and its Subsidiaries for such period, in each case determined in accordance with GAAP.

“Material Indebtedness” means Indebtedness (other than any Indebtedness under the Loan Documents and other than Indebtedness among Holdings, the Borrower and their Subsidiaries), or obligations in respect of one or more Swap Agreements, of any one or more of Holdings, the Borrower and its Restricted Subsidiaries in a principal amount exceeding $150,000,000. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of Holdings, the Borrower or any Restricted Subsidiary in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that Holdings, the Borrower or such Restricted Subsidiary would be required to pay if such Swap Agreement were terminated at such time.

“Maturity Date” means~~, with respect to the 2015 Revolving Commitments, the 2015 Revolving Commitment Maturity Date and, with respect to the 2018 Revolving Commitments, the 2018 Revolving Commitment Maturity Date.~~ June 13, 2023, as such date may be extended pursuant to Section 2.19.

“Maximum Rate” has the meaning set forth in Section 9.13.

“Measurement Period” means, at any date of determination, the most recently completed four consecutive fiscal quarters of the Borrower ended on such date.

“Monthly Measurement Date” has the meaning set forth in the definition of “Liquidity”.

“Moody’s” means Moody’s Investors Service, Inc., or any successor thereto.

“MSSF” means Morgan Stanley Senior Funding, Inc.

“Multiemployer Plan” means any multiemployer plan as defined in Section 4001(a)(3) of ERISA, which is contributed to by (or to which there is or could be an obligation to contribute of) the Borrower or a Restricted Subsidiary or an ERISA Affiliate, and each such plan for the five- year period immediately following the latest date on which the Borrower, or a Restricted Subsidiary or an ERISA Affiliate contributed to or had an obligation to contribute to such plan.

“New Commitments” has the meaning set forth in Section 2.18(a).

“New Extending Lender” has the meaning set forth in Section 2.19.

“New Lender” has the meaning set forth in Section 2.18(a).

“New Loan” has the meaning set forth in Section 2.18(b).

“Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (i) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 9.02 and (ii) has been approved by the Required Lenders.

“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Non-Public Information” means information that has not been disseminated in a manner making it available to investors generally, within the meaning of Regulation FD.

“Non-U.S. Plan” means any plan, fund (including, without limitation, any superannuation fund) or other similar program established, contributed to (regardless of whether through direct contributions or through employee withholding) or maintained outside the United States by the Borrower or one or more Restricted Subsidiaries primarily for the benefit of employees of the Borrower or such Restricted Subsidiaries residing outside the United States, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

“Non-U.S. Pledge Agreement” means any pledge agreement governed by the laws of a jurisdiction other than the United States in favor of the Administrative Agent, for the benefit of the Secured Parties, which shall provide for the grant of a first-priority security interest (subject to Permitted Liens) to the Administrative Agent, for the benefit of the Secured Parties, in the Collateral consisting of the Equity Interests of a Material Foreign Subsidiary (other than Excluded Collateral), which shall be in form and substance reasonably satisfactory to the Administrative Agent.

“Note” has the meaning set forth in Section 2.07(e).

“Obligations” means all amounts owing by any Loan Party to the Administrative Agent, any Issuing Bank or any Lender pursuant to the terms of this Agreement or any other Loan Document (including all interest which accrues after the commencement of any case or proceeding in bankruptcy after the insolvency of, or for the reorganization of the Borrower or any of its Subsidiaries, whether or not allowed in such case or proceeding) and any and all other amounts owed by any Loan Party under the Loan Documents, including in favor of and amounts owed to Indemnitees.

“Other Connection Taxes” means, with respect to the Administrative Agent or any Lender, Taxes imposed as a result of a present or former connection between such Administrative Agent, Lender or other recipient and the jurisdiction imposing such Tax (other than connections arising solely from such Administrative Agent or Lender having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means any and all present or future stamp, court or documentary taxes or any other excise, property, intangible, recording, filing or similar Taxes which arise from any payment made, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, this Agreement and the other Loan Documents; excluding, however, such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than such taxes imposed with respect to an assignment that occurs as a result of the Borrower’s request pursuant to Section 2.16(b)).

“Participant” has the meaning set forth in Section 9.04(c)(i).

“Participant Register” has the meaning set forth in Section 9.04(c)(iii).

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Pension Plan” means any “employee pension benefit plan” within the meaning of Section 3(2) of ERISA, other than a Multiemployer Plan, that is subject to Title IV of ERISA, Section 412 of the Code or Section 302 of ERISA and is maintained in whole or in part by the Borrower, any Restricted Subsidiary or any ERISA Affiliate or with respect to which any of the Borrower, any Restricted Subsidiary or any ERISA Affiliate has actual or contingent liability.

“Permitted Encumbrances” means:

(a) Liens imposed by law for taxes, assessments or governmental charges or levies that are not yet delinquent or are being contested in compliance with Section 5.04;

(b) carriers’, warehousemen’s, mechanics’ , materialmen’s, landlord’s, supplier’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 60 days or are being contested in good faith;

(c) pledges and deposits made (i) in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations or employment laws or to secure other public, statutory or regulatory obligations and (ii) in respect of letters of credit, bank guarantees or similar instruments issued for the account of Holdings, Borrower or any Subsidiary in the ordinary course of business supporting obligations of the type set forth in clause (c)(i) above;

(d) pledges and deposits (i) to secure the performance of bids, trade and commercial contracts (including insurance contracts), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case incurred in the ordinary course of business and (ii) in respect of letters of credit, bank guarantees or similar instruments issued for the account of Holdings, Borrower or any Subsidiary in the ordinary course of business supporting obligations of the type set forth in clause (d)(i) above;

(e) judgment liens in respect of judgments that do not constitute an Event of Default under Section 7.01(k) and Liens securing appeal or surety bonds related to such judgments;

(f) easements, zoning restrictions, rights-of-way, building ordinances, encroachments, title defects and other irregularities, governmental restrictions on the use of property or conduct of business and Liens in favor of Governmental Authorities and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrower or any Restricted Subsidiary; and

(g) Uniform Commercial Code financing statements filed (or similar filings under applicable law) solely as a precautionary measure in connection with operating leases.

“Permitted Foreign Currency” means, with respect to any Loans or Letter of Credit, Australian Dollars, British Pounds, Canadian Dollars, Euros, Hong Kong Dollars, Japanese Yen, Singapore Dollars, Swiss Francs and any other foreign currency reasonably requested by the Borrower from time to time and in which each Lender (in the case of Loans to be denominated in such other currency) and each applicable Issuing Bank (in the case of any Letters of Credit to be denominated in such other currency) has reasonably agreed, in accordance with its policies and procedures in effect at such time, to lend Loans or issue Letters of Credit as applicable.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Permitted Holdco Transaction” means a transaction or series of related transactions that cause 100% of the Equity Interests in Borrower to be held by a newly-formed entity (“Holdings”); provided that (a) Holdings shall be organized under the laws of any political subdivision of the United States and shall have complied with Section 5.11 and (b) but for such Permitted Holdco Transaction, no Change in Control shall have occurred under clauses (a)(y) of the definition thereof (based on the ownership of the Borrower prior to such transaction as compared to the ownership of Holdings after giving effect to such Transaction), clause (b) of the definition thereof (based on the Holdings being the Public Company) or clause (c) of the definition thereof.

“Permitted Liens” means any Liens permitted pursuant to Section 6.02.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any “employee benefit plan” as defined in Section 3 of ERISA (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA maintained or contributed to by the Borrower, a Restricted Subsidiary or any ERISA Affiliate or to which the Borrower, a Restricted Subsidiary or an ERISA Affiliate has or could have an obligation to contribute, and each such plan subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA for the five-year period immediately following the latest date on which the Borrower, a Restricted Subsidiary or an ERISA Affiliate maintained, contributed to or had an obligation to contribute to (or is deemed under Section 4069 of ERISA to have maintained or contributed to or to have had an obligation to contribute to, or otherwise to have liability with respect to) such plan.

“Platform” has the meaning set forth in Section 9.01(d).

“Prime Rate” means the rate of interest the rate of interest published by the Wall Street Journal, from time to time, as the prime rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. The Administrative Agent or any other Lender may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

“Principal Office” for each of the Administrative Agent and any Issuing Bank, means the office of the Administrative Agent and such Issuing Bank as set forth in Section 9.01(a), or such other office or office of a third party or sub-agent, as appropriate, as such Person may from time to time designate to Borrower and each Lender upon two Business Days’ written notice.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Public Company” means, after the IPO, the Person that shall have issued Equity Interests pursuant to such IPO (such person being either the Borrower or any direct parent company of the Borrower).

“Public Lenders” means Lenders that do not wish to receive material non-public information with respect to the Borrower, the Subsidiaries or its or their securities.

“Purchase Money Indebtedness” means Indebtedness incurred to finance the acquisition, construction or improvement of any fixed or capital asset to the extent incurred prior to or within 270 days following such acquisition, construction or improvement.

“Qualified Equity Interests” means Equity Interests other than Disqualified Equity Interests.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Refinancing Indebtedness” means refinancings, extensions, renewals, or replacements of Indebtedness so long as such refinancings, renewals, or extensions do not result in an increase in the principal amount of the Indebtedness so refinanced, renewed, or extended, other than by the amount equal to premium or other amount paid, and fees and expenses incurred, in connection with such refinancing, extensions, renewals or replacements and by the amount of unfunded commitments with respect thereto.

“Register” has the meaning set forth in Section 9.04(b)(iv).

“Reimbursement Date” has the meaning set forth in Section 2.20(d).

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates.

“Removal Effective Date” has the meaning set forth in Section 8.07(b).

“Representatives” has the meaning set forth in Section 9.12.

“Required Lenders” means, at any time, Lenders having more than 50% of the aggregate amount of the Revolving Commitments or, if the Revolving Commitments shall have been terminated, holding more than 50% of the aggregate outstanding principal amount of the Revolving Loans at such time. The Revolving Commitment and Loans of any Defaulting Lender and any Disqualified Institution shall be disregarded in determining Required Lenders at any time.

“Responsible Officer” means any of the President, Chief Executive Officer, Senior Vice President and the most senior financial officer from time to time of the applicable Loan Party, or any person designated by any such Loan Party in writing to the Administrative Agent from time to time, acting singly.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in the Borrower or any Restricted Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in the Borrower. For the avoidance of doubt, the receipt or acceptance by the Borrower or any Restricted Subsidiary of the return of Equity Interests issued by the Borrower or any Restricted Subsidiary to the seller of a Person, business or division as consideration for the purchase of such Person, business or division, which return is in settlement of indemnification claims owed by such seller in connection with such acquisition, shall not be deemed to be a Restricted Payment. For the avoidance of doubt, (a) the conversion of, or payment for (including, without limitation, payments of principal and payments upon redemption or repurchase), or paying any interest with respect to, any Convertible Notes, and (b) any intercompany investments, intercompany Indebtedness, intercompany accounts payable and receivable, transfer pricing arrangements and any other intercompany payments shall not constitute a Restricted Payment.

“Restricted Subsidiary” means any Subsidiary that is not an Unrestricted Subsidiary.

“Revolving Commitment” means, with respect to each ~~2015~~ Lender, the ~~2015 Revolving Commitment~~commitment of such Lender ~~and, with respect to each 2018 Lender, the 2018 Revolving Commitment of~~ to make Revolving Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Loans hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.06, (b) increased from time to time pursuant to Section 2.18, or (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s Revolving Commitment as of the Effective Date is set forth on Schedule 2.01. The initial aggregate amount of the Lenders’ Revolving Commitments as of the Amendment No. 5 Effective Date is $2,270,000,000.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Revolving Loans” means the revolving loans made by the Lenders to the Borrower pursuant to this Agreement. ~~For the avoidance of doubt, the 2015 Loans and the 2018 Loans constitute “Revolving Loans” hereunder.~~

“S&P” means S&P Global Ratings, a division of S&P Global, Inc.

“Sanctioned Country” means, at any time, (a) a country, region or territory which is the subject or target of comprehensive Sanctions (including, without limitation, Cuba, Iran, North Korea, Sudan, Syria and the Crimea Region of the Ukraine), (b) an agency of the government of a country, region or territory described in clause (a), or (c) an organization directly or indirectly controlled by a country, region or territory described in clause (a) or its government.

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, by the U.S. Department of State or by the United Nations Security Council, the European Union, any European Union member state, Her Majesty’s Treasury of the United Kingdom or other relevant sanctions authority, (b) any Person operating, organized or resident in a country, region or territory which is the subject or target of comprehensive Sanctions, or (c) any Person owned 50% or more or controlled by any such Person or Persons described in the foregoing clauses (a) and (b).

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state, Her Majesty’s Treasury of the United Kingdom or other relevant sanctions authority.

“SEC” means the U.S. Securities and Exchange Commission.

“Second Lien Intercreditor Agreement” means a Second Lien Intercreditor Agreement among the Administrative Agent and one or more Senior Representatives for holders of Indebtedness secured by Liens on the Collateral that are junior to the Liens on the Collateral securing the Secured Obligations, in form and substance reasonably satisfactory to the Administrative Agent and the Borrower.

“Secured Cash Management Agreement” means any agreement relating to Cash Management Services that is entered into by and between the Borrower or any Restricted Subsidiary and a Cash Management Bank which is specified in writing by the Borrower to the Administrative Agent as constituting a “Secured Cash Management Agreement” hereunder.

“Secured Cash Management Obligations” means the obligations owed by the Borrower or any Restricted Subsidiary to any Secured Cash Management Bank pursuant to Secured Cash Management Agreements.

“Secured Hedge Agreement” means any agreement in respect of any Swap Agreement specified by the Borrower that (a) is entered into by and between any Loan Party or any Restricted Subsidiary and any Hedge Bank and (b) is specified in writing by the Borrower to the Administrative Agent as constituting a “Secured Hedge Agreement” hereunder.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Secured Hedging Obligations” means the obligations owed by the Borrower or any Restricted Subsidiary to any Hedge Bank pursuant to Secured Hedge Agreements.

“Secured Obligations” means (a) the Obligations, (b) the Secured Hedging Obligations and (c) the Secured Cash Management Obligations; provided that the term “Secured Obligations” shall not include any Excluded Swap Obligation. Notwithstanding the foregoing, (i) unless otherwise agreed to by the Borrower and any Hedge Bank or any Cash Management Bank, the obligations of the Borrower or any Restricted Subsidiary under any Secured Hedge Agreement or any Cash Management Obligations shall be secured and guaranteed pursuant to the Security Documents and the Guarantees only to the extent that, and for so long as, the Obligations are so secured and guaranteed and (ii) any release of Collateral or Guarantors effected in a manner permitted by this Agreement or any other Loan Document shall not require the consent of any counterparty to any Secured Hedge Agreement or of the holders of any Cash Management Obligations other than in their capacity as a Lender or as the Administrative Agent.

“Secured Parties” means, collectively, the Administrative Agent, the Lenders, each Issuing Bank, each Hedge Bank that is party to any Secured Hedge Agreement, each Cash Management Bank that is party to a Secured Cash Management Agreement, each co-agent, sub-agent or attorney-in-fact appointed by the Administrative Agent pursuant to Section 8.01 with respect to matters relating to any Security Document and any other holder of a Secured Obligation from time to time.

“Secured Specified Indebtedness” means Specified Indebtedness that is (i) incurred by the Borrower and/or one or more of the Guarantors and (ii) secured by Liens on the Collateral (and not on any other properties or assets of the Borrower or any Guarantor, unless such other properties or assets are substantially concurrently pledged to secure the Obligations on an equal and ratable basis and become “Collateral” as defined herein for so long as such Specified Indebtedness is so secured).

“Security Agreements” means the U.S. Security Agreement and any Non-U.S. Pledge Agreement, collectively.

“Security Documents” means the Security Agreements and each other agreement or writing pursuant to which any Loan Party pledges or grants or purports to pledge or grant a Lien in any property or asset to secure its Secured Obligations.

“Senior Representative” means, with respect to any series of Indebtedness, the trustee, administrative agent, collateral agent, security agent or similar agent under the indenture or agreement pursuant to which such Indebtedness is issued, incurred or otherwise obtained, as the case may be, and each of their successors in such capacities.

“Senior Secured Indebtedness” means (a) the aggregate principal amount of Specified Indebtedness of the Borrower and its Restricted Subsidiaries that is secured by Liens on the properties or assets of the Borrower and/or one of more of its Restricted Subsidiaries (other than any such Specified Indebtedness that is expressly subordinated in right of payment to the Obligations pursuant to a written agreement), as determined on a consolidated basis, minus (b) up to $500,000,000 of Unrestricted cash and Cash Equivalents on the balance sheet of the Borrower and its Restricted Subsidiaries as of such date.

“Senior Secured Net Leverage Ratio” means, as of any date of determination, the ratio of (a) Senior Secured Indebtedness on such date to (b) Consolidated Adjusted EBITDA for the period of four consecutive fiscal quarters of the Borrower ended on or prior to such time (taken as one accounting period) in which financial statements for each quarter or fiscal year in such period have been or were required to be delivered pursuant to Section 5.01(a) or (b) without giving effect to any grace period applicable thereto.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“SIBOR” means in relation to any SIBOR Loan, the rate per annum designated as the Singapore Interbank Offered Rate by the Association of Banks in Singapore (or a comparable or successor rate which rate is approved by the Administrative Agent) as displayed on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at or about 11:00 a.m. (Singapore time) on the applicable Interest Rate Determination Date with a period comparable to the applicable Interest Period; provided that in no event shall SIBOR be less than 0 00%.

“SIBOR Borrowing” refers to a Borrowing hearing interest at a rate determined by reference to SIBOR.

“SIBOR Loan” refers to a Loan bearing interest at a rate determined by reference to SIBOR.

“Singapore Dollars” means the lawful currency of Singapore.

“Solvent” means, with respect to the Borrower and its Restricted Subsidiaries on a particular date, that on such date (a) the fair value of the present assets of the Borrower and its Restricted Subsidiaries, taken as a whole, is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of the Borrower and its Restricted Subsidiaries, taken as a whole, (b) the present fair saleable value of the assets of the Borrower and its Restricted Subsidiaries, taken as a whole, is not less than the amount that will be required to pay the probable liability of the Borrower and its Restricted Subsidiaries, taken as a whole, on their debts as they become absolute and matured, (c) the Borrower and its Restricted Subsidiaries, taken as a whole, do not intend to, and do not believe that they will, incur debts or liabilities (including current obligations and contingent liabilities) beyond their ability to pay such debts and liabilities as they mature in the ordinary course of business and (d) the Borrower and its Restricted Subsidiaries, taken as a whole, are not engaged in business or a transaction, and are not about to engage in business or a transaction, in relation to which their property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Specified Event of Default” means an Event of Default of the type described in Section 7.01 (a) or (b) or, with respect to the Borrower or Holdings, a Bankruptcy Event.

“Specified Indebtedness” means (i) indebtedness for borrowed money (including, for the avoidance of doubt, the Loans and any outstanding Loans (as defined in the Term Loan Agreement) and any outstanding Loans (as defined in the 2018 Term Loan Agreement), (ii) obligations for the deferred purchase price of property or services (other than current trade payables incurred in the ordinary course of business and excluding payroll liabilities, deferred compensation obligations, purchase price adjustments, royalties and earn-outs and other contingent or deferred payments of a similar nature in connection with any strategic transaction), (iii) obligations evidenced by notes, bonds, debentures and similar instruments, (iv) all obligations, contingent or otherwise, as an account party or applicant under or in respect of bankers acceptances or letters of credit, (v) Capital Lease Obligations, (vi) Purchase Money Indebtedness and (vii) Guarantees of indebtedness of the type referred to in clauses (i) through (vi); provided that Specified Indebtedness shall exclude Indebtedness among the Borrower and its Subsidiaries.

“Subordinated Indebtedness” means Specified Indebtedness under clauses (i) and (iii) of the definition thereof of the Borrower or any Restricted Subsidiary that is by its terms subordinated in right of payment to the Obligations of the Borrower or such Restricted Subsidiary, secured by Liens that rank junior to the Liens securing the Obligations or is unsecured (but excluding any Indebtedness in respect of Cash Management Services or otherwise of a revolving nature).

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Subsidiary” means any subsidiary of the Borrower, or, after a Permitted Holdco Transaction, Holdings.

“subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent and which is required by GAAP to be consolidated in the consolidated financial statements of the parent.

“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or the Subsidiaries shall be a Swap Agreement.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Swap Termination Value” means, in respect of any one or more Swap Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Agreements, (a) for any date on or after the date such Swap Agreements have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark to market value(s) for such Swap Agreements, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Agreements (which may include a Lender or any Affiliate of a Lender).

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term Loan Agent” means MSSF, as administrative agent under the Term Loan Agreement and any successors thereto pursuant to the terms of the Term Loan Agreement.

“Term Loan Agreement” means the Term Loan Agreement dated as of July 13, 2016 among the Borrower, the Lenders from time to time party thereto and the Term Loan Agent, as amended, supplemented or otherwise modified, refinanced or replaced from time to time.

“Term Loan Intercreditor Agreement” means that certain First Lien/First Lien Intercreditor Agreement, dated as of the Effective Date, among the Administrative Agent, the Term Loan Agent and the Loan Parties, substantially in the form of Exhibit A to Amendment No. 4, as the same may be amended, restated, supplemented or otherwise modified from time to time, or any other intercreditor agreement among the Term Loan Agent, the Administrative Agent, any other Senior Representatives for holders of Indebtedness, if applicable, and the Loan Parties on terms that are not less favorable in any material respect to the Secured Parties and the Borrower than those contained in the form attached as Exhibit A to Amendment No. 4.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

“Total Assets” means the total assets of the Borrower and its Subsidiaries on a consolidated basis, as shown on the most recent balance sheet of the Borrower delivered pursuant to Section 5.01(a) or (b).

“Total Exposure” means, for any Lender at any time, the sum of (i) the aggregate principal amount of all outstanding Loans of such Lender plus (ii) such Lender’s Applicable Percentage of the Letter of Credit Usage.

“Trade Date” has the meaning set forth in Section 9.04(b)(ii)(G).

“Transactions” means the execution, delivery and performance by the Loan Parties of each Loan Document to which it is a party, the borrowing of Loans and the issuance of Letters of Credit.

“Type” means, when used in reference to any Revolving Loan or Borrowing, whether the rate of interest on such Revolving Loan, or on the Revolving Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate, the Adjusted EURIBO Rate, HIBOR, SIBOR, the Australian Bank Bill Rate, the Canadian BA Rate or the Alternate Base Rate.

“UCC” means the Uniform Commercial Code as in effect in the State of New York.

“Unfunded Pension Liability” means the excess of a Pension Plan’s benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan’s assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

“Unreimbursed Amount” has the meaning set forth in Section 2.20(d).

“Unrestricted” means, when referring to cash or Cash Equivalents, that such cash or Cash Equivalents (a) do not appear (or would be required to appear) as “restricted” on the consolidated balance sheet of the Borrower, (b) are not subject to any Lien, other than non-consensual Liens arising by operation of law or Liens permitted under Section 6.02(k) hereof and (c) are otherwise generally available for use by the Borrower or any Restricted Subsidiary.

“Unrestricted Subsidiaries” means, collectively, (a) ~~UFS, Inc. and its subsidiaries, (b)~~ Aleka Insurance, Inc., (~~c~~b) Neben, LLC and its subsidiaries, (~~d)~~c) entities for which the primary purpose is to operate, commercialize or develop autonomous or self-driving vehicles, or technology related thereto (including Apparate International C.V. ~~and its subsidiaries, (e) Rennpferd, LLC and its subsidiaries, (f)~~ , Apparate Canada, Inc., UATC, LLC and their respective subsidiaries), (d) entities for which the primary purpose is to operate, commercialize or develop class 6 or above trucking or freight brokerage services, or technology related thereto (including Uber Freight, LLC and its subsidiaries), (e) entities for which the primary purpose is to operate, commercialize or develop food delivery, and logistics services (including UberEATS and UberHealth), or technology related thereto (including Anderes, LLC and its subsidiaries), (f) entities for which the primary purpose is to operate, commercial or develop personal mobility devices (including bikes, scooters and hoverboards), or technology related thereto (including SMB Holding Corporation, Social Bicycles, LLC and Social Scooters, LLC and their respective subsidiaries), (g) Lion City Holdings Pte. Ltd. and its subsidiaries (including~~, without limitation,~~ Lion City Rentals Pte. Ltd.), ~~(g) Anderes, LLC and its subsidiaries,~~ (h) captive financing entities and their respective subsidiaries, (i) any

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

entities for which the ~~sole~~primary purpose is to own or develop real estate ~~(including ARE-San Francisco No. 49, LLC), (j) each Foreign Subsidiary organized in China, India or any jurisdiction of China or India and (k) each Foreign~~, and (j) each Subsidiary substantially all of the assets of which consist of Equity Interests in one or more Subsidiaries described in ~~clause~~clauses (~~j~~a) – (i) of this definition; provided that, so long as no Default or Event of Default has occurred and is continuing or shall result therefrom, the Borrower shall be permitted to designate any such Unrestricted Subsidiary as a Restricted Subsidiary by written notice to the Administrative Agent specifying that such Unrestricted Subsidiary shall be deemed a Restricted Subsidiary effective as of the date of such written notice. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute the incurrence at the time of designation of any Indebtedness or Liens of such Subsidiary existing at such time.

“U.S.” and “United States” means the United States of America.

“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.

“U.S. Security Agreement” means any pledge and security agreement governed by New York law executed by the Loan Parties party thereto in favor of the Administrative Agent, for the benefit of the Secured Parties, which shall provide for the grant of a first-priority security interest in the Collateral (subject to Permitted Liens) to the Administrative Agent for the benefit of the Secured Parties, which shall be substantially in the form attached as Exhibit B to Amendment No. 4.

“USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)), as amended from time to time.

“USCO” means the United States Copyright Office.

“USPTO” means the United States Patent and Trademark Office.

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Title IV of ERISA.

“Withholding Agent” means any Loan Party and the Administrative Agent.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

Section 1.02 Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Type (e.g., a “Eurodollar Loan”). Borrowings also may be classified and referred to by Type (e.g., a “Eurodollar Borrowing”).

Section 1.03 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended,

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

restated, amended and restated, supplemented or otherwise modified (subject to any restrictions on such amendments, amendments and restatements, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) except as otherwise specified with respect to the schedules to the Disclosure Letter, all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (f) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time.

Section 1.04 Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision shall have been amended to account for any such change following good faith negotiations between the Borrower and the Administrative Agent. Notwithstanding the foregoing, all financial covenants contained herein shall be calculated (1) without giving effect to any election under the Statement of Financial Accounting Standards No. 159 (ASC 825) (or any similar accounting principle) permitting or requiring a Person to value its financial liabilities or Indebtedness at the fair value thereof and (2) without giving effect to any treatment of Indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof.

Section 1.05 Permitted Holdco Transaction. Upon the consummation of any Permitted Holdco Transaction, (a) the references in the definitions of “Certain Specified Indebtedness Cap”, “Consolidated Adjusted EBITDA”, “Consolidated Net Income”, “Secured Specified Indebtedness”, “Senior Secured Indebtedness”, “Senior Secured Net Leverage Ratio” and “Total Assets” (and, in each case, the component definitions thereof) (i) to the Borrower shall be deemed to refer to Holdings (ii) to the Borrower and its Subsidiaries shall be deemed to refer to Holdings and its Subsidiaries and (iii) to the Borrower and its Restricted Subsidiaries and shall be deemed to refer to Holdings, the Borrower and its Restricted Subsidiaries, (b) the references to financial statements of the Borrower (including, without limitation, in the definitions referred to in clause (a) of this Section and in Section 5.01) shall be deemed to refer to the financial statements of Holdings, and (c) references to “Borrower” in Sections 6.01, 6.02 and 6.03 shall be deemed to refer to “Holdings”.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Section 1.06 Exchange Rates; Currency Equivalents.

(a) Not later than 1:00 p.m., New York City time, on each Calculation Date, the Administrative Agent shall (i) determine the Exchange Rate as of such Calculation Date with respect to the applicable Permitted Foreign Currency and (ii) give notice thereof to the applicable Issuing Bank and the Borrower. The Exchange Rates so determined shall become effective in the case of each subsequent Calculation Date, on the first Business Day immediately following such Calculation Date (a “Reset Date”), shall remain effective until the next succeeding Reset Date and shall for all purposes of this Agreement (other than any provision expressly requiring the use of a current exchange rate) be the Exchange Rates employed in converting any amounts between dollars and any Permitted Foreign Currency.

(b) Solely for purposes of Article II and related definitional provisions to the extent used therein, the applicable amount of any currency (other than dollars) for purposes of the Loan Documents shall be such Dollar Equivalent amount as determined by the Administrative Agent and notified to the applicable Issuing Bank and the Borrower in accordance with Section 1.06(a). Amounts denominated in a Permitted Foreign Currency will be converted to dollars for the purposes of calculating the Senior Secured Net Leverage Ratio at the Exchange Rate as of the date of calculation.

Section 1.07 Limited Conditionality Acquisitions. In the event that the Borrower has elected to treat any proposed acquisition as a Limited Conditionality Acquisition, any condition to incurring Liens and Indebtedness (including, for the avoidance of doubt, New Commitments and Loans made pursuant thereto) in connection with such Limited Conditionality Acquisition (including any condition relating to pro forma compliance with any financial covenants or the delivery of financial statements or no Default or Event of Default) shall be determined solely as of the date that the definitive documentation relating to such Limited Conditionality Acquisition is entered into by Holdings, the Borrower or any Subsidiary; provided that if the Borrower has made such an election, in connection with the calculation of any ratio or basket with respect to the incurrence of any Indebtedness (including, for the avoidance of doubt, New Commitments and Loans made pursuant thereto) or Liens on or following such date and prior to the earlier of the date on which such Limited Conditionality Acquisition is consummated or the definitive agreement for such Limited Conditionality Acquisition is terminated, any such ratio shall be calculated on a pro forma basis assuming such Limited Conditionality Acquisition and other pro forma events in connection therewith (including any incurrence of Liens and Indebtedness) have been consummated.

The foregoing provisions shall apply with similar effect during the pendency of multiple Limited Conditionality Acquisitions such that each of the possible scenarios is separately tested.

Section 1.08 Basket Amounts and Application of Multiple Relevant Provisions. Notwithstanding anything to the contrary, (a) unless specifically stated otherwise herein, any dollar, number, percentage or other amount available under any carve-out, basket, exclusion or exception to any affirmative, negative or other covenant in this Agreement or the other Loan Documents may be accumulated, added, combined, aggregated or used together by any Loan Party and its Subsidiaries without limitation for any purpose not prohibited hereby, and (b) any action or event permitted by this Agreement or the other Loan Documents need not be permitted solely by reference to one provision permitting such action or event but may be permitted in part by one such provision and in part by one or more other provisions of this Agreement and the other Loan Documents. For purposes of determining compliance with Sections 6.01 and 6.02 in the event that an item of Indebtedness (or any portion thereof) meets the criteria of one or more of the categories of permitted Indebtedness (or any portion thereof) described in Section 6.01 or any Lien meets the criteria of one or more of the categories of Permitted Liens, the Borrower may, in its sole discretion, classify or reclassify, or later divide, classify or reclassify (as if incurred at such later time), such item of Indebtedness (or any portion thereof) and/or Liens in any manner that complies with Sections 6.01 and 6.02 and will be entitled to only include the amount and type of such item of Indebtedness (or any portion thereof) and/or Liens in one of the above clauses (or any portion thereof) and such item of Indebtedness (or any portion thereof) and/or Liens shall be treated as having been incurred or existing pursuant to only such clause or clauses (or any portion thereof) without giving pro forma effect to such item (or portion thereof) when calculating the amount of Indebtedness or Liens, as applicable, that may be incurred pursuant to any other clause.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

ARTICLE 2

THE CREDITS

Section 2.01 Revolving Commitments. Subject to the terms and conditions set forth herein, each Lender severally agrees to make Revolving Loans in dollars or in any Permitted Foreign Currency to the Borrower from time to time during the Availability Period in an aggregate principal amount that will not result in (a) the aggregate outstanding principal amount of such Lender’s Revolving Loans exceeding such Lender’s Revolving Commitment, (b) the sum of the Aggregate Total Exposure exceeding the total Revolving Commitments or (c) any Lender’s Total Exposure exceeding such Lender’s Revolving Commitment; provided that the Borrower shall not request, and the Lenders shall not be required to fund, a Revolving Loan that is denominated in a Permitted Foreign Currency if after the making of such Revolving Loan, the Dollar Equivalent of the aggregate principal amount of all Revolving Loans then outstanding that are denominated in a Permitted Foreign Currency (including such requested Revolving Loan) would exceed $500,000,000. ~~All Revolving Loans will be made by all Lenders (including both 2015 Lenders and 2018 Lenders) in accordance with their pro rata share of the Revolving Commitments until the 2015 Revolving Commitment Maturity Date; thereafter, all Revolving Loans will be made by the 2018 Lenders in accordance with their pro rata share of the 2018 Revolving Commitments until the 2018 Revolving Commitment Maturity Date.~~ Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans. ~~For the avoidance of doubt, on the 2015 Revolving Commitment Maturity Date, all 2015 Loans outstanding on such date shall be paid in full and on the 2018 Revolving Commitment Maturity Date, all 2018 Loans outstanding on such date shall be paid in full.~~

Section 2.02 Revolving Loans and Borrowings. (a) Each Loan shall be made as part of a Borrowing consisting of Revolving Loans made by the Lenders in accordance with their respective Applicable Percentages. The failure of any Lender to make any Revolving Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Revolving Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Revolving Loans as required.

(b) Subject to Section 2.11, (i) each Borrowing denominated in dollars shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith, (ii) each Borrowing denominated in Euro shall be comprised entirely of EURIBOR Loans, (iii) each Borrowing denominated in Hong Kong Dollars shall be comprised entirely of 1-HIBOR Loans, (iv) each Borrowing denominated in Singapore Dollars shall be comprised entirely of SIBOR Loans, (v) each Borrowing denominated in Australian Dollars shall be comprised entirely of Australian Bank Bill Rate Loans, (vi) each Borrowing denominated in Canadian Dollars shall be comprised entirely of Canadian BA Rate Loans and (vii) each Borrowing denominated in any Permitted Foreign Currency (other than Euros, Hong Kong Dollars, Singapore Dollars, Australian Dollars or Canadian Dollars) shall be comprised entirely of Eurodollar Loans. Each Lender at its option may make any Revolving Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Revolving Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Revolving Loan in accordance with the terms of this Agreement.

(c) At the commencement of each Interest Period for any Eurodollar Borrowing, EURIBOR Borrowing, HIROR Borrowing, SIBOR Borrowing, Australian Bank Bill Rate Borrowing or Canadian BA Rate Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum. At the time that each ABR Borrowing is

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

made, such Borrowing shall be in an aggregate amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum; provided that an ABR Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Revolving Commitments. Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time be more than a total of ten Eurodollar Borrowings, EURIBOR Borrowings, HIBOR Borrowings, SIBOR Borrowings, Australian Bank Bill Rate Borrowings or Canadian BA Rate Borrowings outstanding.

(d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

Section 2.03 Requests for Borrowings. To request a Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone, telecopy or other electronic transmission (other than a request for any Borrowing denominated in a Permitted Foreign Currency, which request shall be made in writing (including by electronic transmission)) (a) in the case of a Eurodollar Borrowing denominated in dollars or a EURIBOR Borrowing or a Canadian BA Rate Borrowing, not later than 1:00 p.m. Local Time three Business Days before the date of the proposed Borrowing, (b) in the case of a Eurodollar Borrowing denominated in any Permitted Foreign Currency or a HIBOR Borrowing. SIBOR Borrowing or an Australian Bank Bill Rate Borrowing, not later than 1:00 p.m., Local Time, four Business Days before the date of the proposed Borrowing or (c) in the case of an ABR Borrowing, either (i) not later than 1:00 p.m. (New York City time), one Business Day prior to the date of the proposed Borrowing, or (ii) not later than 12:00 p.m. (New York City time) on the date of the proposed Borrowing; provided that the aggregate principal amount of Revolving Loans requested pursuant to this Section 2.03(c)(ii) on any one day shall not exceed $50,000,000. Each such telephonic Borrowing Request shall be confirmed promptly by delivery to the Administrative Agent of a written Borrowing Request in substantially the form of Exhibit B attached hereto and signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

(i) the aggregate amount and currency of the requested Borrowing;

(ii) the date of such Borrowing, which shall be a Business Day;

(iii) whether such Borrowing is to be an ABR Borrowing, a Eurodollar Borrowing, a EURIBOR Borrowing, a HIBOR Borrowing, a SIBOR Borrowing, an Australian Bank Bill Rate Borrowing or a Canadian BA Rate Borrowing;

(iv) in the case of a Eurodollar Borrowing, a EURIBOR Borrowing, a HIBOR Borrowing, a SIBOR Borrowing, an Australian Bank Bill Rate Borrowing or a Canadian BA Rate Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and

(v) the location and number of the account or accounts to which funds are to be disbursed, which shall comply with the requirements of Section 2.04.

If no election as to the Type of Borrowing is specified other than Borrowings denominated in a Permitted Foreign Currency, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, EURIBOR Borrowing, HIBOR Borrowing, SIBOR Borrowing, Australian Bank Bill Rate Borrowing or Canadian BA Rate Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. If no currency is specified with respect to any requested Loan, the Borrower shall be deemed to have selected

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

dollars. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Revolving Loan to be made as part of the requested Borrowing. Except as otherwise provided herein, a Borrowing Request for a Eurodollar Borrowing, a EURIBOR Borrowing, a HIBOR Borrowing, a SIBOR Borrowing, an Australian Bank Bill Rate Borrowing or a Canadian BA Rate Borrowing shall be irrevocable on and after the related Interest Rate Determination Date, and the Borrower shall be bound to make a borrowing in accordance therewith. As soon as practicable after 10:00 a.m., New York City time, on each Interest Rate Determination Date, the Administrative Agent shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) the interest rate that shall apply to the Eurodollar Borrowing, EURIBOR Borrowing, HIBOR Borrowing, SIBOR Borrowing, Australian Bank Bill Rate Borrowing or Canadian BA Rate Borrowing for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to Borrower and each Lender.

Section 2.04 Funding of Borrowings. (a) Each Lender shall make each Revolving Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 1:00 p.m. Local Time to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Revolving Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account or accounts designated by the Borrower in the applicable Borrowing Request.

(b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s Applicable Percentage of such Borrowing, the Administrative Agent may assume that such Lender has made such Applicable Percentage available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its Applicable Percentage of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, (x) in the case of Loans denominated in dollars, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (y) in the case of Loans denominated in a Permitted Foreign Currency, the rate determined by the Administrative Agent to be the cost to it of funding such amount (which determination will be conclusive absent manifest error) or (ii) in the case of the Borrower, the interest rate applicable to (A) in the case of Loans denominated in dollars, ABR Loans and (B) in the case of Loans denominated in a Permitted Foreign Currency, the interest rate applicable to the subject Loan pursuant to Section 2.10. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Revolving Loan included in such Borrowing.

Section 2.05 Interest Elections. (a) Each Borrowing of Revolving Loans initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, EURIBOR Borrowing, HIBOR Borrowing, SIBOR Borrowing, Australian Bank Bill Rate Borrowing or Canadian BA Rate Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type (provided that Eurodollar Borrowings denominated in a Permitted Foreign Currency, EURIBOR Borrowings, HIBOR Borrowings, SIBOR Borrowings, Australian Bank Bill Rate Borrowings and Canadian BA Rate Borrowings may not be converted to ABR Borrowings) or to continue such Borrowing and, in the case of a Eurodollar Borrowing, EURIBOR Borrowing, HIBOR Borrowing, SIBOR Borrowing, Australian Bank Bill Rate Borrowing or Canadian BA Rate Borrowing, may elect Interest Periods therefor, all as provided

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

in this Section. Subject to the limitation set forth in Section 2.02(c), the Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated among the Lenders holding the Revolving Loans comprising such Borrowing in accordance with their respective Applicable Percentages, and the Revolving Loans comprising each such portion shall be considered a separate Borrowing.

(b) To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone (other than a request pursuant to this Section with respect to a Borrowing denominated in a Permitted Foreign Currency, which request shall be made in writing (including by electronic transmission)) by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic request shall be irrevocable and shall be confirmed promptly by hand delivery, telecopy or other electronic transmission to the Administrative Agent of a written request (an “Interest Election Request”) in substantially the form of Exhibit C attached hereto and signed by the Borrower.

(c) Each written Interest Election Request shall specify the following information in compliance with Section 2.02:

(i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

(ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

(iii) whether the resulting Borrowing is to be an ABR Borrowing, a Eurodollar Borrowing, a EURIBOR Borrowing, a HIBOR Borrowing, a SIBOR Borrowing, an Australian Bank Bill Rate Borrowing or a Canadian BA Rate Borrowing; and

(iv) if the resulting Borrowing is a Eurodollar Borrowing, a EURIBOR Borrowing, a HIBOR Borrowing, a SIBOR Borrowing, an Australian Bank Bill Rate Borrowing or a Canadian BA Rate Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period.”

If any such Interest Election Request requests a Eurodollar Borrowing, a EURIBOR Borrowing, a HIBOR Borrowing, a SIBOR Borrowing, an Australian Bank Bill Rate Borrowing or a Canadian BA Rate Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.

(d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing. Except as otherwise provided herein, an Interest Election Request for conversion to, or continuation of, any Eurodollar Borrowing, EURIBOR Borrowing, HIBOR Borrowing, SIBOR Borrowing, Australian Bank Bill Rate Borrowing or Canadian BA Rate Borrowing shall be irrevocable on and after the related Interest Rate Determination Date, and the Borrower shall be bound to effect a conversion or continuation in accordance therewith.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(e) If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing, a EURIBOR Borrowing, a HIBOR Borrowing, a SIBOR Borrowing, an Australian Bank Bill Rate Borrowing or a Canadian BA Rate Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be continued as a Eurodollar Borrowing, a EURIBOR Borrowing, a HIBOR Borrowing, a SIBOR Borrowing, an Australian Bank Bill Rate Borrowing or a Canadian BA Rate Borrowing, as applicable, with an Interest Period of one month’s duration. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing, (i) no outstanding Borrowing denominated in dollars may be converted to or continued as a Eurodollar Borrowing, (ii) unless repaid, each Eurodollar Borrowing denominated in dollars shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto and (iii) unless repaid, each Eurodollar Borrowing denominated in a Permitted Foreign Currency or EURIBOR Borrowing, HIBOR Borrowing, SIBOR Borrowing, Australian Bank Bill Rate Borrowing or Canadian BA Rate Borrowing shall be continued as a Eurodollar Borrowing, EURIBOR Borrowing, HIBOR Borrowing, SIBOR Borrowing, Australian Bank Bill Rate Borrowing or Canadian BA Rate Borrowing, as applicable, with an Interest Period of one month’s duration.

Section 2.06 Termination and Reduction of Revolving Commitments. (a) Unless previously terminated, the Revolving Commitments shall terminate on the Maturity Date.

(b) The Borrower may at any time terminate, or from time to time reduce, the Revolving Commitments; provided that (i) each partial reduction of the Revolving Commitments shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000 and (ii) the Borrower shall not terminate or reduce the Revolving Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.08, the sum of the Aggregate Total Exposure would exceed the total Commitments. ~~For the avoidance of doubt, prior to the 2015 Revolving Commitment Maturity Date, all voluntary terminations or reductions of Revolving Commitments pursuant to this paragraph shall be applied to the 2015 Revolving Commitments and the 2018 Revolving Commitments on a pro rata basis~~.

(c) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Revolving Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided that a notice of termination of the Revolving Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities or another transaction, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Revolving Commitments shall be permanent. Each reduction of the Revolving Commitments shall be applied to the Lenders in accordance with their respective Applicable Percentages.

(d) If, after giving effect to any reduction of the Revolving Commitments, the Letter of Credit Sublimit exceeds the amount of the Revolving Commitments, such Letter of Credit Sublimit shall be automatically reduced by the amount of such excess.

Section 2.07 Repayment of Revolving Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Revolving Loan on the Maturity Date.

(b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Revolving Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Revolving Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.

(d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein (absent manifest error); provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Revolving Loans in accordance with the terms of this Agreement.

(e) Any Lender may request that Revolving Loans made by it be evidenced by a promissory note (each such promissory note being called a “Note” and all such promissory notes being collectively called the “Notes”). In such event, the Borrower shall prepare, execute and deliver to such Lender a Note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) in substantially the form of Exhibit D-1 attached hereto. Thereafter, the Revolving Loans evidenced by such Note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

Section 2.08 Prepayment of Loans. (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, without premium or penalty (subject to the requirements of Section 2.13), subject to prior notice in accordance with paragraph (b) of this Section.

(b) The Borrower shall notify the Administrative Agent by telephone (confirmed by telecopy, other electronic transmission or delivery of written notice), telecopy or other electronic transmission of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, EURIBOR Borrowing or Canadian BA Rate Borrowing, not later than 1:00 p.m., Local Time, three Business Days before the date of prepayment, (ii) in the case of a Eurodollar Borrowing denominated in any Permitted Foreign Currency or a HIBOR Borrowing, a SIBOR Borrowing or an Australian Bank Bill Rate Borrowing, not later than 1:00 p.m., Local Time, four Business Days before the date of prepayment or (iii) in the case of prepayment of an ABR Borrowing, not later than 1:00 p.m., New York City time, one Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Revolving Commitments as contemplated by Section 2.06, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.06. Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02. Each prepayment of a Borrowing shall be applied ratably to the Revolving Loans of the Lenders in accordance with their respective Applicable Percentages. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.10 and any costs incurred as contemplated by Section 2.13.

(c) If at any time (1) the Aggregate Total Exposure exceeds the total Commitments then in effect (other than as a result of any revaluation of the Dollar Equivalent of Loans or Letter of Credit Usage on any Calculation Date in accordance with Section 1.06) or (ii) the Aggregate Total Exposure exceeds 105% of the total Commitments solely as a result of any revaluation of the Dollar Equivalent of Loans or Letter of Credit Usage on any Calculation Date in accordance with Section 1.06, the Borrower shall promptly prepay the Revolving Loans or Cash Collateralize the outstanding amount of Letter of

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Credit Usage at the Agreed L/C Cash Collateral Amount of all Letter of Credit Usage, as applicable, to the extent necessary so that the Aggregate Total Exposure shall not exceed (a) in the case of Section 2.08(c)(i), the Commitments; and (b) in the case of Section 2.08(c)(ii), 105% of the Commitments; in each case, then in effect (or, in the case of Letter of Credit Usage, such amounts are fully Cash Collateralized).

(d) Any prepayment of any Loan pursuant to this Section 2.08 shall be applied as specified by the Borrower in the applicable notice of prepayment.

Section 2.09 Fees. (a) The Borrower agrees to pay (or in the case of clause (ii), cause the Applicable Account Party to pay) to the Administrative Agent for the account of each Lender (other than any Defaulting Lender) in accordance with its Applicable Percentage (i) a commitment fee (the “Commitment Fee”), which shall accrue at the percentage set forth in the definition of “Applicable Rate” on the average daily difference between (x) the Revolving Commitments and (y) the aggregate principal amount of (1) all outstanding Revolving Loans plus (2) the Letter of Credit Usage during the period from and including the date hereof to but excluding the date on which such Revolving Commitment terminates and (ii) ~~subject to Section 2.20(k),~~ a Letter of Credit participation fee (the “Letter of Credit Fee”) equal to the Applicable Rate with respect to Eurodollar Borrowings, multiplied by the average daily undrawn amount of the Letters of Credit (regardless of whether any conditions for drawing could then be met and determined as of the close of business on any date of determination). Accrued fees under this Section 2.09(a) shall be payable in arrears on the last day of March, June, September and December of each year and on the date on which the Commitments terminate, commencing on September 30, 2015; provided that any commitment fees accruing after the date on which the Commitments terminate shall be payable on demand. All fees under this Section 2.09(a) shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(b) The Borrower agrees to pay (or cause the Applicable Account Party to pay) directly to each Issuing Bank, for its own account, the following fees:

(i) a fronting fee equal to 0.125%, per annum based on the average daily undrawn amount on such Letters of Credit issued by such Issuing Bank; and

(ii) such documentary and processing charges for any issuance, amendment, transfer or payment of a Letter of Credit as are in accordance with such Issuing Bank’s standard schedule for such charges and as in effect at the time of such issuance, amendment, transfer or payment, as the case may be.

(iii) The fees in clause (b)(i) above shall be payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year during the Availability Period, commencing on the first such date to occur after the Effective Date, and on the Maturity Date.

(c) The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent in the Agent Fee Letter.

(d) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the parties specified herein. Fees paid shall not be refundable under any circumstances.

Section 2.10 Interest. (a) The Revolving Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Rate.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(b) The Revolving Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

(c) The Revolving Loans comprising each EURIBOR Borrowing shall bear interest at the Adjusted EURIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

(d) The Revolving Loans comprising each HIBOR Borrowing shall bear interest at HIBOR for the Interest Period in effect for such Borrowing plus the Applicable Rate.

(e) The Revolving Loans comprising each SIBOR Borrowing shall bear interest at SIBOR for the Interest Period in effect for such Borrowing plus the Applicable Rate.

(f) The Revolving Loans comprising each Australian Bank Bill Rate Borrowing shall bear interest at the Australian Bank Bill Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

(g) The Revolving Loans comprising each Canadian BA Rate Borrowing shall bear interest at the Canadian BA Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

(h) Notwithstanding the foregoing, upon the occurrence and during the continuance of a Specified Event of Default and, at the request of Required Lenders, any other Event of Default, all overdue amounts outstanding hereunder shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other overdue amount, 2% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section.

(i) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and upon termination of the Commitments; provided that (i) interest accrued pursuant to paragraph (d) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Loan prior to the end of the Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan, EURIBOR Loan, HIBOR Loan, SIBOR Loan, Australian Bank Bill Rate Loan or Canadian BA Rate Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

(j) The Borrower agrees to pay to the applicable Issuing Bank, with respect to drawings honored under any Letter of Credit, interest on the amount paid by such Issuing Bank in respect of each such honored drawing from the date such drawing is honored to but excluding the date such amount is reimbursed by or on behalf of the Borrower at a rate equal to (i) for the period from the date such drawing is honored to but excluding the applicable Reimbursement Date, the rate of interest otherwise payable hereunder with respect to Loans that are ABR Loans, and (ii) thereafter, a rate which is 2% per annum in excess of the rate of interest otherwise payable hereunder with respect to Loans that are ABR Loans, Eurodollar Loans, EURIBOR Loans, HIBOR Loans, SIBOR Loans, Australian Bank Bill Rate Loans or Canadian BA Rate Loans (as applicable).

(k) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Adjusted LIBO Rate, Adjusted EURIBOR Rate, HIBOR, SIBOR, Australian Bank Bill Rate or Canadian BA Rate shall be determined by the Administrative Agent or the applicable Issuing Bank, as the case may be, and such determination shall be conclusive absent manifest error.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Section 2.11 Alternate Rate of Interest; Illegality. (a) If prior to the commencement of any Interest Period for a Eurodollar Borrowing, EURIBOR Borrowing, HIBOR Borrowing, SIBOR Borrowing, Australian Bank Bill Rate Borrowing or Canadian BA Rate Borrowing:

(i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate, the Adjusted EURIBO Rate, HIBOR, SIBOR, the Australian Bank Bill Rate or the Canadian BA Rate, as the case may be, for such Interest Period; or

(ii) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate, the Adjusted EURIBO Rate, HIBOR, SIBOR, the Australian Bank Bill Rate or the Canadian BA Rate, as the case may be, for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period; then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone, telecopy or other electronic transmission as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (x) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing, EURIBOR Borrowing, HIBOR Borrowing, SIBOR Borrowing, Australian Bank Bill Rate Borrowing or Canadian BA Rate Borrowing, as the case may be, shall be ineffective and (y) if any Borrowing Request requests a Eurodollar Borrowing, EURIBOR Borrowing, HIBOR Borrowing, SIBOR Borrowing, Australian Bank Bill Rate Borrowing or Canadian BA Rate Borrowing, such Borrowing (x) if denominated in dollars, shall be made as an ABR Borrowing or (y) in all other cases, shall be ineffective (and no Lender shall be obligated to make a Loan on account thereof).

(b) If any Lender reasonably determines that any Change in Law has made it unlawful, or that any Governmental Authority has asserted after the Effective Date that it is unlawful, for such Lender or its applicable lending office to make or maintain any Eurodollar Borrowing, EURIBOR Borrowing, HIBOR Borrowing, SIBOR Borrowing, Australian Bank Bill Rate Borrowing or Canadian BA Rate Borrowing, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, any obligations of such Lender to make or continue any Eurodollar Borrowing, EURIBOR Borrowing, HIBOR Borrowing, SIBOR Borrowing, Australian Bank Bill Rate Borrowing or Canadian BA Rate Borrowing or to convert ABR Borrowings to Eurodollar Borrowings shall be suspended until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrower shall upon demand from such Lender (with a copy to the Administrative Agent), (i) with respect to Eurodollar Loans of such Lender denominated in dollars, convert all such Eurodollar Loans of such Lender to ABR Loans, on the last of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurodollar Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Loans (in which case the Borrower shall not be required to make payments pursuant to Section 2.13 in connection with such payment) and (ii) with respect to Eurodollar Loans of such Lender denominated in a Permitted Foreign Currency, EURIBOR Loans, HIBOR Loans, SIBOR Loans, Australian Bank Bill Rate Loans and Canadian BA Rate Loans of such Lender, prepay all such Eurodollar Loans, EURIBOR Loans, HIBOR Loans, SIBOR Loans, Australian Bank Bill Rate Loans and/or Canadian BA Rate Loans of such Lender, on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurodollar Loans, EURIBOR Loans, HIBOR Loans, SIBOR Loans, Australian Bank Bill Rate Loans or Canadian BA Rate Loans to such day, or immediately, if such Lender may not lawfully continue to

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

maintain such Loans (in which case the Borrower shall not be required to make payments pursuant to Section 2.13 in connection with such payment). Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted. Each Lender agrees to designate a different lending office if such designation will avoid the need for such notice and will not, in the determination of such Lender, otherwise be disadvantageous to it.

Section 2.12 Increased Costs. (a) If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any Issuing Bank (except any such reserve requirement reflected in the Adjusted LIBO Rate);

(ii) subject the Administrative Agent, any Issuing Bank, any Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(iii) impose on any Lender, any Issuing Bank or the London interbank market any other condition, cost or expense (other than Taxes Taxes) affecting this Agreement or Eurodollar Loans, EURIBOR Loans, HIBOR Loans, SIBOR Loans, Australian Bank Bill Rate Loans or Canadian BA Rate Loans made by such Lender or such Issuing Bank; and the result of any of the foregoing shall be to increase the cost to such Lender or such Issuing Bank of making, continuing, converting to or maintaining any Loan (or of maintaining its obligation to make any such Loan) or issue, amend, extend, increase or maintain in place a Letter of Credit, as the case may be, or to reduce the amount of any sum received or receivable by such Lender hereunder or such Issuing Bank (whether of principal, interest or otherwise), then the Borrower will pay to such Lender or such Issuing Bank such additional amount or amounts as will compensate such Lender or such Issuing Bank for such additional costs incurred or reduction suffered.

(b) If any Lender or any Issuing Bank determines that any Change in Law regarding capital adequacy or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or such Issuing Bank’s capital or on the capital of such Lender’s or such Issuing Bank’s holding company, if any, as a consequence of this Agreement, the Commitments hereunder or the Loans made by such Lender or the Letter of Credit issued by such Issuing Bank to a level below that which such Lender or such Lender’s holding company or such Issuing Bank or such Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such Issuing Bank’s policies and the policies of such Lender’s or such Issuing Bank’s holding company with respect to capital adequacy or liquidity requirements), then from time to time the Borrower will pay to such Lender or such Issuing Bank such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.

(c) A certificate of a Lender or an Issuing Bank setting forth in reasonable detail the amount or amounts necessary to compensate such Lender or its respective holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or such Issuing Bank the amount shown as due on any such certificate within 10 days after receipt thereof.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(d) Failure or delay on the part of any Lender or any Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or such Issuing Bank’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or such Issuing Bank notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or such Issuing Bank’s intention to claim compensation therefore; provided, further, that, if the Change in Law giving rise to such increased costs or reductions is retroactive (or has retroactive effect), then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

Section 2.13 Break Funding Payments. In the event of (a) the payment or prepayment of any principal of any Eurodollar Loan, EURIBOR Loan, HIBOR Loan, SIBOR Loan, Australian Bank Bill Rate Loan or Canadian BA Rate Loan other than on the last day of an Interest Period applicable thereto (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise), (b) the conversion of any Eurodollar Loan, EURIBOR Loan, HIBOR Loan, SIBOR Loan, Australian Bank Bill Rate Loan or Canadian BA Rate Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Eurodollar Loan, EURIBOR Loan, HIBOR Loan, SIBOR Loan, Australian Bank Bill Rate Loan or Canadian BA Rate Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.08(b) and is revoked in accordance therewith), or (d) the assignment of any Eurodollar Loan, EURIBOR Loan, HIBOR Loan, SIBOR Loan, Australian Bank Bill Rate Loan or Canadian BA Rate Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.16, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, EURIBOR Loan, HIBOR Loan, SIBOR Loan, Australian Bank Bill Rate Loan or Canadian BA Rate Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate, the Adjusted EURIBO Rate, HIBOR, SIBOR, the Australian Bank Bill Rate or the Canadian BA Rate, as the case may be, that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth in reasonable detail any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

Section 2.14 Taxes. (a) Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made free and clear of and without deduction or withholding for any Taxes, except as required by law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall make such deduction or withholding and timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after making such deduction or withholding for Indemnified Taxes (including such deductions and withholdings for Indemnified Taxes applicable to additional sums payable under this Section) the Administrative Agent or Lender (as the case may be) receives an amount equal to the sum it would have received had no such deduction or withholding for Indemnified Taxes been made.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(b) In addition, the Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law or, at the option of the Administrative Agent, timely reimburse it for the payment of any Other Taxes.

(c) The Loan Parties shall jointly and severally indemnify the Administrative Agent and each Lender, within 10 days after demand therefore, for the full amount of any Indemnified Taxes paid by the Administrative Agent or such Lender, as the case may be, or required to be withheld or deducted from any payment by or on account of any obligation of the Borrower hereunder (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(d) Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Loan Parties have not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(c)(iii) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (d).

(e) As soon as practicable after any payment of Indemnified Taxes by any Loan Party to a Governmental Authority, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(f) (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.14(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(ii) Without limiting the generality of the foregoing, as long as the Borrower is a U.S. Person:

(A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B) any Foreign Lender, if it is legally entitled to do so, shall deliver to the Borrower and the Administrative Agent (in such number of copies as shall be required by law or requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter as required by law or upon the reasonable request of the Borrower or the Administrative Agent, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable:

(a) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN-E or IRS Form W-8BEN, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN-E or IRS Form W-8BEN, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(b) executed originals of IRS Form W-8ECI;

(c) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit H-1 to the effect that such Foreign Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN-E or IRS Form W-8BEN, as applicable; or

(d) to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W8BEN-E or IRS Form W-8BEN, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-2 or Exhibit H-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-4 on behalf of such direct or indirect partner or partners;

(C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D) If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(g) If any Lender or the Administrative Agent determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by any Loan Party pursuant to this Section 2.14 (including by the payment of additional amounts pursuant to this Section 2.14), it shall pay to the applicable Loan Party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.14 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such applicable Loan Party, upon the request of such Lender or the Administrative Agent, as applicable, shall repay to such Lender or the Administrative Agent, as the case may be, the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such Lender or the Administrative Agent, as applicable, is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (h), in no event will a Lender or the Administrative Agent be required to pay any amount to a Loan Party pursuant to this paragraph (g), the payment of which would place the Lender or the Administrative Agent, as applicable, in a less favorable net after-Tax position than the Lender or the Administrative Agent, as the case may be, would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph (g) shall not be construed to require any Lender or the Administrative Agent to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the Loan Party or any other Person.

(h) For all purposes of this Section 2.14, the term “Lender” includes and shall apply equally to the benefit of each Issuing Bank.

(i) Each party’s obligations under this Section 2.14 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Section 2.15 Payments Generally; Pro Rata Treatment; Sharing of Set-Off. (a) The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest or fees, or of amounts payable under Sections 2.12, 2.13 or 2.14, or otherwise) prior to 1:00 p.m., New York City time, on the date when due, in immediately available funds, without set off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its Principal Office and except that payments pursuant to Sections 2.12, 2.13 or 2.14 and Section 9.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment or performance hereunder shall be due on a day that is not a Business Day, the date for payment or performance shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder of principal or interest in respect of any Loan or Letter of Credit shall, except as otherwise expressly provided herein, be made in the currency of such Loan or Letter of Credit; all other payments hereunder and under each other Loan Document shall be made in dollars.

(b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

(c) If any Lender shall, by exercising any right of set off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender) or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

(d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

(e) If any Lender or any Issuing Bank shall fail to make any payment required to be made by it pursuant to Section 2.04(b) or paragraph (d) of this Section, then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender or such Issuing Bank, as the case may be, to satisfy such Lender’s or such Issuing Bank’s, as applicable, obligations under such Sections until all such unsatisfied obligations are fully paid.

Section 2.16 Mitigation Obligations; Replacement of Lenders. (a) Before any Lender requests compensation under Section 2.12, or requires the Borrower to pay any Indemnified Tax or additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.14, such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.12 or Section 2.14, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b) If (i) any Lender requests compensation under Section 2.12, (ii) the Borrower is required to pay any Indemnified Tax or additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.14 or (iii) any Lender gives notice pursuant to Section 2.11(b) or (iv) any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights (other than its existing rights to payments pursuant to Section 2.12 or Section 2.14) and obligations under this Agreement and the other Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld or delayed, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents, from the assignee (to the extent of such outstanding principal and accrued interest and fees so assigned) or the Borrower (in the case of all other amounts so assigned), (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.12 or payments required to be made pursuant to Section 2.14, such assignment will result in a reduction in such compensation or payments or, in the case of an assignment resulting from notice pursuant to Section 2.11(b), such assignment will eliminate the need for such notice, (iv) such assignment does not conflict with applicable law and (v) in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, (x) the applicable assignee shall have consented to, or shall consent to, the applicable amendment, waiver or consent and (y) the Borrower exercises its rights pursuant to this clause (b) with respect to all Non-Consenting Lenders relating to the applicable amendment, waiver or consent. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(c) Each Lender hereby grants to the Administrative Agent an irrevocable power of attorney (which power is coupled with an interest) to execute and deliver, on behalf of such Lender, as assignor, any Assignment and Assumption necessary to effectuate any assignment of such Lender’s interests hereunder in the circumstances contemplated by this Section 2.16.

Section 2.17 Defaulting Lenders. (a) Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law:

(i) Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders and in Section 9.02.

(ii) Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article 7 or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 9.08 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the Issuing Banks hereunder; third, to Cash Collateralize the Issuing Banks’ Fronting Exposure with respect to such Defaulting Lender in accordance with Section 2.20(i); fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a non-interest bearing deposit account and released pro rata in order to satisfy (x) such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) Cash Collateralize the Issuing Banks’ future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with the procedures set forth in Section 2.20(i); sixth, to the payment of any amounts owing to the Lenders or the Issuing Banks as a result of any judgment of a court of competent jurisdiction obtained by any Lender or any Issuing Bank against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or Letter of Credit Disbursements in respect of which such Defaulting Lender has not fully funded its appropriate share and (y) such Loans, and funded and unfunded participations in Letters of Credit, were made when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans and Letter of Credit Disbursements to all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans or Letter of Credit Disbursements of such Defaulting Lender until such time as all Loans and funded and unfunded participations in Letter of Credit Obligations, without giving effect to Section 2.17(a)(iv), are held by the Lenders pro rata in accordance with the Revolving Commitments without giving effect to Section 2.17(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender pursuant to this Section shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(iii) (A) No Defaulting Lender shall be entitled to receive any commitment fee pursuant to Section 2.09 for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender).

(B) With respect to any Commitment Fee or Letter of Credit Fee not required to be paid to any Defaulting Lender pursuant to clause (A) above, the Borrower shall (x) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in Letters of Credit that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (y) pay to each Issuing Bank the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such Issuing Bank’s Fronting Exposure to such Defaulting Lender and (z) not be required to pay the remaining amount of any such fee.

(iii) (A) Reallocation of Participations to Reduce Fronting Exposure. So long as no Default or Event of Default has occurred and is continuing, all or any part of such Defaulting Lender’s participation in Letters of Credit shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Applicable Percentages (calculated without regard to such Defaulting Lender’s Revolving Commitment) but only to the extent that such reallocation does not cause the Total Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Revolving Commitment. Subject to Section 9.18, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.

(B) if the reallocation described in clause (A) above cannot, or can only partially, be effected, the Borrower shall within one Business Day following notice by the Administrative Agent, Cash Collateralize for the benefit of the applicable Issuing Bank only the Borrower’s obligations corresponding to such Defaulting Lender’s Letter of Credit Usage (after giving effect to any partial reallocation pursuant to clause (A) above) in accordance with the procedures set forth in Section 2.20 for so long as such Letter of Credit Usage is outstanding;

(C) if the Borrower Cash Collateralizes any portion of such Defaulting Lender’s Letter of Credit Usage pursuant to clause (B) above, the Borrower shall not be required to pay any fees to such Defaulting Lender pursuant to Section 2.09(a)(ii) with respect to such Defaulting Lender’s Letter of Credit Usage during the period such Defaulting Lender’s Letter of Credit Usage is Cash Collateralized;

(D) if the Letter of Credit Usage of the non-Defaulting Lenders is reallocated pursuant to clause (A) above, then the fees payable to the Lenders pursuant to Section 2.09(a)(ii) shall be adjusted in accordance with such non-Defaulting Lenders’ Applicable Percentages; and

(E) if all or any portion of such Defaulting Lender’s Letter of Credit Usage is neither reallocated nor Cash Collateralized pursuant to clause (A) or (B) above, then, without prejudice to any rights or remedies of any Issuing Bank or any other Lender hereunder, all fees payable under Section 2.09(a)(ii) with respect to such Defaulting Lender’s Letter of Credit Usage shall be payable to the applicable Issuing Bank until and to the extent that such Letter of Credit Usage is reallocated and/or Cash Collateralized.

(b) If the Borrower, the Administrative Agent and the Issuing Banks agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent

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applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit to be held on a pro rata basis by the Lenders in accordance with their respective Applicable Percentages, without giving effect to Section 2.17(a)(iv), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

(c) If a Bankruptcy Event with respect to a parent of any Lender shall occur following the date hereof and for so long as such event shall continue or any Issuing Bank has a good faith belief that any Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit, such Issuing Bank shall not be required to issue, amend or increase any Letter of Credit, unless such Issuing Bank shall have entered into arrangements with the Borrower or such Lender, reasonably satisfactory to such Issuing Bank, to defease any risk to it in respect of such Lender hereunder.

Section 2.18 Incremental Facility. (a) The Borrower may by written notice to the Administrative Agent elect to request, prior to the Maturity Date, one or more increases to the existing Revolving Commitments (any such increase, the “New Commitments”), by an aggregate amount for all New Commitments not in excess of the Incremental Available Amount (subject to Section 1.07, determined as of the date of effectiveness of such New Commitments) and not less than $25,000,000 individually (or such lesser amount which shall be approved by the Administrative Agent or that shall constitute the remaining amount of New Commitments permitted to be incurred pursuant to this Section 2.18 at such time), and integral multiples of $25,000,000 in excess of that amount. Each such notice shall specify (A) the date (each, an “Increased Amount Date”) on which Borrower proposes that the New Commitments shall be effective, which shall be a date not less than 10 Business Days (or such shorter period as the Administrative Agent may agree in its reasonable discretion) after the date on which such notice is delivered to the Administrative Agent and which may be contingent upon the closing of an acquisition or other transaction and (B) the identity of each Lender or other Person that is an eligible assignee under Section 9.04(b), subject to approval thereof by the Administrative Agent and the Issuing Banks in the case of a Person that is not a Lender, to the extent such approval is required in the case of an assignment to such Person pursuant to such Section 9.04(b) (such approval not to be unreasonably withheld or delayed) (each, a “New Lender”), to whom Borrower proposes any portion of such New Commitments be allocated and the amounts of such allocations (it being understood that the identity of such Lenders or other Persons may be amended after the date of such notice so long as the approval requirements, if any, are satisfied); provided that any Lender approached to provide all or a portion of the New Commitments may elect or decline, in its sole discretion, to provide a New Commitment. Such New Commitments shall become effective as of such Increased Amount Date; provided that, subject to Section 1.07 (except as set forth in the parenthetical proviso to clause (1) below), (1) on such Increased Amount Date, each of the conditions set forth in Section 4.02(a) and (b) (with references therein to the “Effective Date” being deemed to refer instead to such Increased Amount Date and, in the case of Section 4.02(b), before and after giving effect to such New Commitment) shall be satisfied (provided that if the proceeds of the Loans under such New Commitments are to be used to consummate a Limited Conditionality Acquisition, (x) no Specified Event of Default shall have occurred and be continuing as of the Increased Amount Date before and after giving effect to such New Commitments (it being understood that the requirements of Section 4.02(b) shall otherwise be complied with in accordance with Section 1.07) and (y) the requirements of Section 4.02(a) shall be subject to, if agreed to by the lenders providing such New Commitments, customary “SunGard” or other customary applicable “certain funds” conditionality provisions (including the accuracy of the representations and warranties contained in the applicable

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acquisition agreement as are material to the interests of the lenders providing such New Commitments, but only to the extent that the Borrower or any of its Affiliates has the right to terminate its obligations under such acquisition agreement as a result of the failure of such representation or warranty to be accurate)); (2) the New Commitments shall be effected pursuant to one or more Joinder Agreements executed and delivered by the Borrower, each Guarantor, if any, the New Lenders and the Administrative Agent, and each of which shall be recorded in the Register and each New Lender shall be subject to the requirements set forth in Section 2.14; (3) Borrower shall make any payments required pursuant to Sections 2.12 and 2.13 in connection with the New Commitments; and (4) Borrower shall deliver or cause to be delivered any legal opinions or other documents reasonably requested by the Administrative Agent, the New Lenders or the Issuing Banks in connection with any such transaction.

(b) On any Increased Amount Date on which New Commitments are effective, subject to the satisfaction of the foregoing terms and conditions, (i) each of the Lenders shall assign to each of the New Lenders, and each of the New Lenders shall purchase from each of the Lenders, at the principal amount thereof (together with accrued interest), such interests in the Revolving Loans and Letter of Credit Usage outstanding on such Increased Amount Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Revolving Loans and participation interests in Letter of Credit Usage will be held by existing Lenders and New Lenders ratably in accordance with their Revolving Commitments after giving effect to the addition of such New Commitments to the Revolving Commitments, (ii) each New Commitment shall be deemed for all purposes a Revolving Commitment and each Revolving Loan made thereunder (a “New Loan”) shall be deemed, for all purposes, a Revolving Loan, and (iii) each New Lender shall become a Lender for all purposes hereunder.

(c) The Administrative Agent shall notify the Lenders promptly upon receipt of the Borrower’s notice of each Increased Amount Date and in respect thereof (i) the New Commitments and the New Lenders, and (ii) the respective interests in such Lender’s Revolving Loans and participation interests in Letter of Credit Usage, in each case subject to the assignments contemplated by this Section 2.18.

(d) The terms and provisions (including pricing) of the New Loans shall be identical to the existing Loans. For the avoidance of doubt, and without limiting the generality of the foregoing, (x) the New Loans will not be guaranteed by any Person other than (1) the Guarantors or (2) any Person that shall, substantially concurrently with the incurrence of such New Loans, become a Guarantor and (y) the New Loans will not be secured by any assets not constituting the Collateral, unless such assets are substantially concurrently pledged to secure the Secured Obligations on an equal and ratable basis. Notwithstanding anything in Section 9.02 to the contrary, each Joinder Agreement may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section 2.18.

Section 2.19 Extension of the Maturity Date. Not earlier than 60 days prior to, nor later than 10 Business Days prior to, the Maturity Date, the Borrower may, upon written notice (the “Extension Notice”) to the Administrative Agent (which shall promptly notify the Lenders), request an extension of the Maturity Date for up to one year; provided that no more than two such extensions may be requested pursuant to this Section 2.19. If the conditions in this Section 2.19 are met, the Maturity Date shall be extended to the date specified in such Extension Notice (which in no event shall be later than one year following the Maturity Date) for all Extending Lenders. If a Lender agrees, in its individual and sole discretion, to so extend its Revolving Commitment (an “Extending Lender”), it shall deliver to the Administrative Agent a written notice of its agreement to do so no later than 15 days after the date the applicable Extension Notice is received by the Administrative Agent (or such later date to which the Borrower and the Administrative Agent shall agree), and the Administrative Agent shall promptly

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thereafter notify the Borrower of such Extending Lender’s agreement to extend its Revolving Commitment (confirming the date of extension and the new Maturity Date (after giving effect to such extension) applicable to such Extending Lender). The Revolving Commitment of any Lender that fails to accept or respond to the Borrower’s request for extension of the Maturity Date (a “Declining Lender”) shall be terminated on the Maturity Date then in effect for such Lender (without regard to any extension by other Lenders) and on such Maturity Date the Borrower shall pay in full the unpaid principal amount of all Loans owing to such Declining Lender, together with all accrued and unpaid interest thereon and all fees accrued and unpaid under this Agreement to the date of such payment of principal and all other amounts due to such Declining Lender under this Agreement. The Administrative Agent shall promptly notify each Extending Lender of the aggregate Revolving Commitments of the Declining Lenders. Each Extending Lender may offer to increase its respective Revolving Commitment by an amount not to exceed the aggregate amount of the Declining Lenders’ Revolving Commitments, and such Extending Lender shall deliver to the Administrative Agent a notice of its offer to so increase its Revolving Commitment no later than 30 days after the date the applicable Extension Notice is received by the Administrative Agent (or such later date to which the Borrower and the Administrative Agent shall agree). To the extent the aggregate amount of additional Revolving Commitments that the Extending Lenders offer pursuant to the preceding sentence exceeds the aggregate amount of the Declining Lenders’ Revolving Commitments, such additional Revolving Commitments shall be reduced on a pro rata basis. To the extent the aggregate amount of Revolving Commitments that the Extending Lenders have so offered to extend is less than the aggregate amount of Revolving Commitments that the Borrower has so requested to be extended, the Borrower shall have the right but not the obligation to require any Declining Lender to (and any such Declining Lender shall) assign in full its rights and obligations under this Agreement to one or more banks or other financial institutions (which may be, but need not be, one or more of the Extending Lenders) which at the time agree to, in the case of any such Person that is an Extending Lender, increase its Revolving Commitment and in the case of any other such Person (a “New Extending Lender”), become a party to this Agreement; provided that (i) such assignment is otherwise in compliance with Section 9.04, (ii) such Declining Lender receives payment in full of the unpaid principal amount of all Revolving Loans owing to such Declining Lender, together with all accrued and unpaid interest thereon and all fees accrued and unpaid under this Agreement to the date of such payment of principal and all other amounts due to such Declining Lender under this Agreement and (iii) any such assignment shall be effective on the date on or before the date the Maturity Date is so extended as may be specified by the Borrower and agreed to by the respective New Extending Lenders and Extending Lenders, as the case may be, and the Administrative Agent. As a condition precedent to such extension, the Borrower shall deliver to the Administrative Agent a certificate of the Borrower, dated as of the date of the Extension Notice, signed by a Responsible Officer of the Borrower (i) certifying and attaching the resolutions adopted by the Borrower and the Guarantors approving or consenting to such extension and (ii) certifying that, before and after giving effect to such extension, each of the conditions of Section 4.02 shall be satisfied as of the date of the Extension Notice. Any extension pursuant to this Section 2.19 shall be effected pursuant to an Extension Agreement executed and delivered by the Borrower, the Extending Lenders, any New Extending Lenders and the Administrative Agent. Each Extension Agreement may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate in the opinion of the Administrative Agent to effect the provision of this Section 2.19.

Section 2.20 Letters of Credit.

(a) Letters of Credit. During the Availability Period, subject to the terms and conditions hereof, the Issuing Banks agree to issue Letters of Credit (or amend, extend or increase an outstanding Letter of Credit) at the request and for the account of the Borrower or any Subsidiary (the “Applicable Account Party”) in the aggregate Dollar Equivalent up to but not exceeding the Letter of Credit Sublimit and denominated in dollars or in a Permitted Foreign Currency; provided (i) the stated amount of each

Confidential Treatment Requested by Uber Technologies, Inc.

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Letter of Credit shall not be less than $100,000 for Letters of Credit issued in dollars (or, in the case of a Letter of Credit issued in a Permitted Foreign Currency, the smallest amount of such Permitted Foreign Currency that is an integral of 100,000 units of such currency and that has a Dollar Equivalent in excess of $100,000) or, in each case, such lesser amount as is acceptable to the applicable Issuing Bank; (ii) after giving effect to such issuance or increase, in no event shall (x) the Aggregate Total Exposure exceed the Revolving Commitments then in effect or (y) any Lender’s Total Exposure exceed such Lender’s Revolving Commitment; (iii) after giving effect to such issuance or increase, in no event shall the Letter of Credit Usage exceed the Letter of Credit Sublimit then in effect, (iv) after giving effect to such issuance or increase, unless otherwise agreed to by the applicable Issuing Bank in writing, in no event shall the Letter of Credit Usage with respect to the Letters of Credit issued by such Issuing Bank exceed the Letter of Credit Issuer Sublimit of such Issuing Bank then in effect, and (v) in no event shall any Letter of Credit have an expiration date later than the earlier of (A) the fifth Business Day prior to the Maturity Date and (B) the date which is twelve months from the original date of issuance of such Letter of Credit. Subject to the foregoing, the applicable Issuing Bank may agree that a Letter of Credit will automatically be extended for one or more successive periods not to exceed one year each, unless the applicable Issuing Bank elects not to extend for any such additional period and provides notice to that effect to the Borrower and the Applicable Account Party; provided that such Issuing Bank shall not extend any such Letter of Credit if it has received written notice that an Event of Default has occurred and is continuing at the time such Issuing Bank must elect to allow such extension; provided, further, if any Lender is a Defaulting Lender, the Issuing Banks shall not be required to issue, amend, extend or increase any Letter of Credit unless the applicable Issuing Bank has entered into arrangements satisfactory to it and the Borrower to eliminate such Issuing Bank’s risk with respect to the participation in Letters of Credit of such Defaulting Lender, including by Cash Collateralizing such Defaulting Lender’s Applicable Percentage of the Letter of Credit Usage at such time on terms satisfactory to the applicable Issuing Bank. Unless otherwise expressly agreed by the applicable Issuing Bank, the Borrower and the Applicable Account Party when a Letter of Credit is issued, the rules of the ISP 98 shall apply to each Letter of Credit.

(b) Notice of Issuance. Whenever an Applicable Account Party desires the issuance or amendment of a Letter of Credit, it shall deliver to each of the Administrative Agent and the applicable Issuing Bank an Application in use by the applicable Issuing Bank at that time no later than 1:00 p.m. (New York City time) at least five Business Days in advance of the proposed date of issuance or amendment or such shorter period as may be agreed to by the applicable Issuing Bank in any particular instance. Such Application shall be accompanied by documentary and other evidence of the proposed beneficiary’s identity as may reasonably be requested by the applicable Issuing Bank to enable the applicable Issuing Bank to verify the beneficiary’s identity or to comply with any applicable laws or regulations, including, without limitation, the USA PATRIOT Act or as otherwise customarily requested by the applicable Issuing Bank and shall specify the currency of such Letter of Credit. Upon satisfaction or waiver of the conditions set forth in Section 4.02 and subject to the terms and conditions set forth in this Section 2.20, the applicable Issuing Bank shall issue, amend, extend or increase the requested Letter of Credit subject to no violation of any of, and only in accordance with, the Issuing Bank’s standard operating procedures as in effect from time to time. If a Letter of Credit is requested in a currency other than dollars, the Issuing Bank shall not be required to issue such Letter of Credit if it does not issue Letters of Credit in such currency as of the requested issuance date. Upon the issuance of any Letter of Credit or amendment, extension or increase thereof, the applicable Issuing Bank shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify each Lender with a Revolving Commitment of such issuance, which notice from the Administrative Agent shall be accompanied by a copy of such Letter of Credit or amendment, extension or increase thereof and the amount of such Lender’s respective participation in such Letter of Credit pursuant to Section 2.20(e).

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(c) Responsibility of the Issuing Banks With Respect to Requests for Drawings and Payments. In determining whether to honor any drawing under any Letter of Credit by the beneficiary(ies) thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the applicable Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit. As between the Borrower, the Applicable Account Party and the applicable Issuing Bank, the Borrower and the Applicable Account Party assume all risks of the acts and omissions of, or misuse of the Letters of Credit issued by the applicable Issuing Bank, by the respective beneficiaries of such Letters of Credit; provided, however, the foregoing does not limit any of the Borrower’s or the Applicable Account Party’s rights against any such beneficiary. In furtherance and not in limitation of the foregoing, an Issuing Bank shall not be responsible or have any liability for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) failure of the beneficiary of any such Letter of Credit to comply fully with any conditions required in order to draw upon such Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by any beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; (viii) for any other action or inaction taken or suffered by such Issuing Bank under or in connection with any such Letter of Credit, if required or permitted under any applicable domestic or foreign law of letter of credit practice; or (ix) any consequences arising from causes beyond the control of such Issuing Bank, including any Governmental Acts; none of the above shall affect or impair, or prevent the vesting of, any of such Issuing Bank’s rights or powers hereunder or place such Issuing Bank under any liability to the Borrower. Without limiting the foregoing and in furtherance thereof, any action taken or omitted by an Issuing Bank under or in connection with the Letters of Credit issued by it or any documents and certificates delivered thereunder, if taken or omitted in “good faith” (as such term is defined in Article 5 of the New York Uniform Commercial Code), shall not give rise to any liability on the part of the Issuing Bank to the Borrower or any party to this Agreement. Notwithstanding anything to the contrary contained in this Section 2.20(c), the applicable Issuing Bank shall not be excused from liability to the Borrower or the Applicable Account Party to the extent of any direct damages (as opposed to special, indirect, consequential or punitive damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower or the Applicable Account Party that are caused by such Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence, bad faith or willful misconduct on the part of the Issuing Bank (as determined by a final, non-appealable judgment of a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination.

(d) Reimbursement by the Borrower of Amounts Drawn or Paid Under Letters of Credit. In the event the applicable Issuing Bank has determined to honor a drawing under a Letter of Credit, it shall promptly notify the Borrower, the Applicable Account Party and the Administrative Agent, and the Borrower shall reimburse (or cause the Applicable Account Party to reimburse) the applicable Issuing Bank on or before the Business Day immediately following the date on which such drawing is honored (the “Reimbursement Date”) in an amount in immediately available funds equal to the amount of such

Confidential Treatment Requested by Uber Technologies, Inc.

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honored drawing, together with interest at the applicable rate provided in Section 2.1(i). If the Borrower or the Applicable Account Party fails to timely reimburse the applicable Issuing Bank on the Reimbursement Date, then (A) if the Unreimbursed Amount relates to a Letter of Credit denominated in a currency other than dollars or Euros, automatically and with no further action, the obligation to reimburse such Unreimbursed Amount shall be permanently converted into an obligation to reimburse the Dollar Equivalent, determined using the Exchange Rate calculated as of the date when such payment was due, of such Unreimbursed Amount and (B) the Administrative Agent shall promptly notify each Lender of the Reimbursement Date, the currency and amount of the unreimbursed drawing (the “Unreimbursed Amount”) (and the Dollar Equivalent thereof if the immediately preceding clause (A) is applicable), and the amount of such Lender’s Applicable Percentage thereof. In such event, the Borrower shall be deemed to have requested ABR Loans to be disbursed on the Reimbursement Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of ABR Loans, but subject to the amount of the unutilized portion of the Revolving Commitments and the conditions set forth in Section 4.02 (other than the delivery of a Borrowing Request). Any notice given by an Issuing Bank or the Administrative Agent pursuant to this Section 2.20(d) may be given by telephone if immediately confirmed in writing (which confirmation may be by telecopy or other electronic transmission); provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice. Anything contained herein to the contrary notwithstanding, (i) unless the Borrower (or the Applicable Account Party) shall have notified the Administrative Agent and the applicable Issuing Bank prior to 1:00 p.m. (New York City time) on the date such drawing is honored that the Borrower (or the Applicable Account Party) intends to reimburse the applicable Issuing Bank on such date for the amount of such honored drawing with funds other than the proceeds of Revolving Loans, the Borrower shall be deemed to have given a timely Borrowing Request to the Administrative Agent requesting Lenders with Revolving Commitments to make Revolving Loans that are ABR Loans on the Reimbursement Date in an amount equal to the amount of such honored drawing, and (ii) subject to satisfaction or waiver of the conditions specified in Section 4.02, Lenders with Revolving Commitments shall, on the Reimbursement Date, make Revolving Loans that are ABR Loans in the amount of the Dollar Equivalent (determined in accordance with Section 1.06) of such honored drawing, the proceeds of which shall be applied directly by the Administrative Agent to reimburse the applicable Issuing Bank for the amount of such honored drawing; and provided, further, if for any reason proceeds of Revolving Loans are not received by the applicable Issuing Bank on the Reimbursement Date in an amount equal to the amount of such honored drawing, the Borrower shall (or shall cause the Applicable Account Party to) reimburse the applicable Issuing Bank, on demand, in an amount in immediately available funds equal to the excess of the amount of such honored drawing over the aggregate amount of such Revolving Loans, if any, which are so received. Nothing in this Section 2.20(d) shall be deemed to relieve any Lender with a Revolving Commitment from its obligation to make Revolving Loans on the terms and conditions set forth herein, and the Borrower shall retain any and all rights it may have against any such Lender resulting from the failure of such Lender to make such Revolving Loans under this Section 2.20(d).

(e) Lenders’ Purchase of Participations in Letters of Credit. ~~Subject to Section 2.20(k), immediately~~Immediately upon the issuance or increase of each Letter of Credit, without any further action by any Person, the applicable Issuing Bank shall be deemed to have sold to each Lender and each Lender shall have been deemed to have purchased from such Issuing Bank a participation in such Letter of Credit and any drawings honored thereunder in an amount equal to such Lender’s Applicable Percentage (with respect to the Revolving Commitments) of the maximum amount which is or at any time may become available to be drawn thereunder (each such Lender purchasing a participation, a “Participating Lender”). In the event that the Borrower or the Applicable Account Party shall fail for any reason to reimburse the applicable Issuing Bank as provided in Section 2.20(d), the applicable Issuing Bank shall promptly notify the Administrative Agent who will notify each Participating Lender of the unreimbursed amount of such honored drawing and of such Lender’s respective participation therein

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

based on such Lender’s Applicable Percentage of the Revolving Commitments. Each Participating Lender shall make available to the Administrative Agent, for the account of the applicable Issuing Bank, an amount equal to its respective participation, and in immediately available funds, no later than 1:00 p.m. (New York City time) on the first Business Day (under the laws of the jurisdiction in which the Principal Office of the Administrative Agent is located) after the date notified by the applicable Issuing Bank. In the event that any Participating Lender fails to make available to the Administrative Agent on such Business Day the amount of such Lender’s participation in such Letter of Credit as provided in this Section 2.20(e), the applicable Issuing Bank shall be entitled to recover such amount on demand from such Lender together with interest thereon for three Business Days at the rate customarily used by such Issuing Bank for the correction of errors among banks and thereafter at the Alternate Base Rate. Nothing in this Section 2.20(e) shall be deemed to prejudice the right of any Participating Lender to recover from the applicable Issuing Bank any amounts made available by such Lender to the applicable Issuing Bank pursuant to this Section 2.20 in the event that the payment with respect to a Letter of Credit in respect of which payment was made by such Lender constituted gross negligence, bad faith or willful misconduct (as determined by a final, non-appealable judgment of a court of competent jurisdiction) on the part of such Issuing Bank. Each Lender acknowledges and agrees that its obligation to fund participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, extension, or increase of any Letter of Credit, the occurrence and continuance of a Default, any reduction or termination of the Commitments or any force majeure or other event that under any rule of law or uniform practices to which any Letter of Credit is subject (including Rule 3.13 and Rule 3.14 of ISP 98) permits a drawing to be made under such Letter of Credit after the expiration thereof or after the expiration or termination of the Commitments or any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including those set forth in the following paragraph (f), and that each such payment shall be made without any defense, offset, abatement, withholding or reduction whatsoever. Each Lender further acknowledges and agrees that, in issuing, amending, extending, or increasing any Letter of Credit, the applicable Issuing Bank shall be entitled to rely, and shall not incur any liability for relying, upon the representations and warranties of the Borrower deemed made pursuant to Section 4.02, unless, at least one Business Day prior to the time such Letter of Credit is issued, amended, extended, or increased (or, in the case of an automatic extension permitted pursuant to paragraph (a) of this Section, at least one Business Day prior to the time by which the election not to extend must be made by the applicable Issuing Bank), the Required Lenders shall have notified the applicable Issuing Bank (with a copy to the Administrative Agent) in writing that, as a result of one or more events or circumstances described in such notice, one or more of the conditions precedent set forth in Section 4.02(a) or 4.02(b) would not be satisfied if such Letter of Credit were then issued, amended, extended, or increased (it being understood and agreed that, in the event any Issuing Bank shall have received any such notice, no Issuing Bank shall have any obligation to issue, amend, extend, or increase any Letter of Credit until and unless it shall be satisfied that the events and circumstances described in such notice shall have been cured or otherwise shall have ceased to exist). In the event the applicable Issuing Bank shall have been reimbursed by other Lenders pursuant to this Section 2.20(e) for all or any portion of any drawing honored by such Issuing Bank under a Letter of Credit, such Issuing Bank shall distribute to each Lender which has paid all amounts payable by it under this Section 2.20(e) with respect to such honored drawing such Lender’s Applicable Percentage of all payments subsequently received by such Issuing Bank from the Borrower or the Applicable Account Party in reimbursement of such honored drawing when such payments are received. Any such distribution shall be made to a Lender at its primary address set forth below its name on the Administrative Questionnaire or at such other address as such Lender may request.

(f) Obligations Absolute. The obligation of the Borrower and each Applicable Account Party to reimburse each Issuing Bank for drawings honored under the Letters of Credit issued by it and to repay any Revolving Loans made by Lenders pursuant to Section 2.20(d) and the obligations of Lenders under Section 2.20(e) shall be unconditional and irrevocable and shall be paid strictly in accordance with

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

the terms hereof under all circumstances including any of the following circumstances: (1) any lack of validity or enforceability of any Letter of Credit; (ii) the existence of any claim, set off, defense or other right which the Borrower, any Applicable Account Party or any Lender may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such transferee may be acting), any Issuing Bank, any Lender or any other Person or, in the case of a Lender, against the Borrower, whether in connection herewith, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between the Borrower or one of its Subsidiaries and the beneficiary(ies) for which any Letter of Credit was procured); (iii) any draft or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (iv) payment by the applicable Issuing Bank under any Letter of Credit against presentation of a draft or other document which does not substantially comply with the terms of such Letter of Credit; (v) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of the Borrower, any Applicable Account Party or any Subsidiaries or any other Person; (vi) any breach hereof or any other Loan Document by any party hereto or thereto; (vii) any force majeure or other event that under any rule of law or uniform practices to which any Letter of Credit is subject (including Rule 3.13 and Rule 3.14 of ISP 98) permits a drawing to be made under such Letter of Credit after the expiration thereof or after the expiration or termination of the Commitments, (viii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing; or (ix) the fact that an Event of Default or a Default shall have occurred and be continuing.

(g) Indemnification. Without duplication of any obligation of the Borrower under Section 9.03, in addition to amounts payable as provided herein, the Borrower hereby agrees to protect, indemnify, pay and save and hold harmless the Issuing Banks from and against any and all claims, demands, liabilities, damages and losses, and all reasonable and documented costs, charges and out-of-pocket expenses (including reasonable fees, out-of-pocket expenses and disbursements of one primary counsel (with exceptions for conflicts of interest), one regulatory counsel and one local counsel in each relevant jurisdiction), which the Issuing Banks may incur or be subject to as a consequence, direct or indirect, of, or arising out of, in any way being connected with, or as a result of (A) any Letter of Credit, including without limitation, the use of the proceeds therefrom and any refusal by any Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit, other than as a result of the gross negligence, bad faith or willful misconduct of such Issuing Bank as determined by a final, non-appealable judgment of a court of competent jurisdiction or (B) the failure of the applicable Issuing Bank to honor a drawing under any such Letter of Credit as a result of any Governmental Act. The Borrower will pay all amounts owing under this Section promptly after written demand therefor.

(h) Resignation and Removal of an Issuing Bank. An Issuing Bank may resign as an Issuing Bank by providing at least 60 days prior written notice to the Administrative Agent, the Lenders and the Borrower. An Issuing Bank may be replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced Issuing Bank (provided that no consent will be required if the replaced Issuing Bank has no Letters of Credit or reimbursement obligations with respect thereto outstanding), the other Issuing Banks, if any, and the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such replacement of such Issuing Bank. At the time any such replacement or resignation shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced or resigning Issuing Bank. From and after the effective date of any such replacement or resignation, (i) any successor Issuing Bank shall have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. At the time any such resignation or replacement shall become effective, (a) the Borrower shall pay all unpaid fees accrued for the account of

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

the replaced Issuing Bank pursuant to Section 2.09 and (b) the replaced Issuing Bank may at its option remain a party hereto to the extent that Letters of Credit issued by it remain outstanding and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement or resignation. After the replacement or resignation of an Issuing Bank hereunder, the replaced Issuing Bank shall not be required to issue, amend, extend or increase any Letters of Credit.

(i) Cash Collateral. If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Lenders with Letter of Credit Usage representing greater than 50% of the total Letter of Credit Usage) demanding the deposit of Cash Collateral pursuant to this paragraph, the Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders and the Issuing Banks, an amount in cash equal to the Agreed L/C Cash Collateral Amount plus any accrued and unpaid interest thereon; provided that (1) any such required Cash Collateral shall be made in dollars unless such Cash Collateral is attributable to undrawn Letters of Credit denominated in a Permitted Foreign Currency or outstanding Letter of Credit Disbursements made in a Permitted Foreign Currency (in which cash such Cash Collateral shall be deposited in the applicable Permitted Foreign Currency in an amount equal to the Agreed L/C Cash Collateral Amount of such undrawn Letters of Credit or outstanding Letter of Credit Disbursements) and (ii) the obligation to deposit such Cash Collateral shall become effective immediately, and such Cash Collateral shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in Section 7.01(h), (i) or (j). Such Cash Collateral shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such Cash Collateral, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrower’s risk and expense, such Cash Collateral shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse each Issuing Bank for any disbursements under Letters of Credit made by it and for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the Letter of Credit Usage at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Lenders with Letter of Credit Usage representing greater than 50% of the total Letter of Credit Usage), be applied to satisfy other obligations of the Borrower under this Agreement. If the Borrower is required to provide an amount of Cash Collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower (or as otherwise ordered by a court of competent jurisdiction) within five Business Days after all Events of Default have been cured or waived.

(j) Application. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Section 2.20, the provisions of this Section 2.20 shall apply.

~~(k) Reallocation of Risk Participations. On the 2015 Revolving Commitment Maturity Date, all risk participations with respect to Letters of Credit issued on or prior to the 2015 Revolving Commitment Maturity Date pursuant to Section 2.20(e) shall be reallocated to the 2018 Lenders in accordance with their pro rata share of the remaining Revolving Commitments; provided that such reallocation shall only be effected to the extent that it would not result in the Total Exposure of any 2018 Lender exceeding such Lender’s 2018 Revolving Commitment.~~

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants to the Lenders and the Issuing Banks that:

Section 3.01 Organization; Powers. Each of the Borrower and its Restricted Subsidiaries is duly organized and validly existing. Each of the Borrower and its Restricted Subsidiaries (other than any Immaterial Subsidiary) is (to the extent the concept is applicable in such jurisdiction) in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required. None of the Borrower and its Restricted Subsidiaries is an EEA Financial Institution.

Section 3.02 Authorization; Enforceability. The Transactions are within the Borrower’s and each Guarantor’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational and, if required, equity holder action. Each of the Borrower and the Guarantors has duly executed and delivered each of the Loan Documents to which it is party, and each of such Loan Documents constitute its legal, valid and binding obligations, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

Section 3.03 Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect, (ii) filings of UCC financing statements, filings with the USPTO and the USCO and the taking of the other actions required to perfect the security interests granted pursuant to the Security Documents, and (iii) those approvals, consents, registrations, filings or other actions, the failure of which to obtain or make could not reasonably be expected to have a Material Adverse Effect, (b) except as could not reasonably be expected to have a Material Adverse Effect, will not violate any applicable law or regulation or any order of any Governmental Authority, (c) will not violate any charter, by-laws or other organizational document of the Borrower or any of its Restricted Subsidiaries, (d) except as could not reasonably be expected to have a Material Adverse Effect, will not violate or result in a default under any indenture, agreement or other instrument (other than the agreements and instruments referred to in clause (c)) binding upon the Borrower or any of its Restricted Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Restricted Subsidiaries and (e) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Restricted Subsidiaries.

Section 3.04 Financial Condition; No Material Adverse Change. (a) The Borrower has heretofore furnished to the Administrative Agent its consolidated balance sheet and statements of income, stockholders equity and cash flows (i) as of and for the fiscal years ended (x) December 31, 2014 and December 31, 2013, in each case, audited by PricewaterhouseCoopers, independent public accountants and (y) December 31, 2012 audited by Deloitte LLP, independent public accountants and (ii) as of and for the fiscal quarter ended March 31, 2015. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower and its consolidated Restricted Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end adjustments in the case of the unaudited financial statements referred to in clause (ii) above and the absence of footnotes in the case of the unaudited and draft financial statements referred to in clauses (i) and (ii) above.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(b) Since December 31, 2014, no event, development or circumstance exists or has occurred that has had or could reasonably be expected to have a material adverse effect on (x) the business, property, financial condition or results of operations of the Borrower and its Restricted Subsidiaries, taken as a whole, (y) the rights of or remedies available to the Agents and the Lenders under this Agreement, any Guaranty, any Holdings Guaranty or, as of the Amendment No. 4 Effective Date, any Security Document or (z) on the ability of the Borrower to consummate the Transactions.

Section 3.05 Properties. (a) Each of the Borrower and its Restricted Subsidiaries has good title to, or valid leasehold interests in or rights to use, all its real and personal property material to its business, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

(b) Each of the Borrower and its Restricted Subsidiaries owns, or is licensed to use, all trademarks, trade names, copyrights, patents, software, domain names, trade secrets, know-how and other similar proprietary or intellectual property rights, including any registrations and applications for registration of, and all goodwill associated with, the foregoing, material to or necessary to its business as currently conducted, and the operation of such business or the use of any of the foregoing intellectual property rights by the Borrower and its Restricted Subsidiaries does not infringe upon, misappropriate, or otherwise violate the rights of any other Person, except for any such infringements, misappropriations, or violations that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

Section 3.06 Litigation and Environmental Matters. (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened in writing against or affecting the Borrower or any of its Restricted Subsidiaries (i) that could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (ii) that involve this Agreement, any other Loan Document or the Transactions.

(b) Except with respect to any matter that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither the Borrower nor any of its Restricted Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, or (iii) has received notice of any claim with respect to any Environmental Liability.

Section 3.07 Compliance with Laws and Agreements; No Default. Each of the Borrower and its Restricted Subsidiaries is in compliance with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

Section 3.08 Investment Company Status. None of the Borrower or any Restricted Subsidiary is or is required to be registered as an “investment company” under the Investment Company Act of 1940.

Section 3.09 Margin Stock. None of the Borrower or any Restricted Subsidiary is engaged in the business of purchasing or carrying, or extending credit for the purpose of purchasing or carrying, margin stock (within the meaning of Regulation U issued by the Board), and no proceeds of any Loan or any Letter of Credit will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock in violation of Regulation U or Regulation X issued by the Board and all official rulings and interpretations thereunder or thereof.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Section 3.10 Taxes. Except as could not reasonably be expected to result in a Material Adverse Effect, (i) each of the Borrower and its Restricted Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed with respect to income, properties or operations of the Borrower and its Restricted Subsidiaries, (ii) such returns accurately reflect in all material respects all liability for Taxes of the Borrower and its Subsidiaries as a whole for the periods covered thereby and (iii) each of the Borrower and its Restricted Subsidiaries has paid or caused to be paid all Taxes required to have been paid by it, except Taxes that are being contested in good faith by appropriate proceedings and, to the extent required by GAAP, for which the Borrower or such Restricted Subsidiary, as applicable, has set aside on its books adequate reserves in accordance with GAAP.

Section 3.11 ERISA. (a) Schedule 3.11 to the Disclosure Letter sets forth each Plan as of the Effective Date. Each Plan is in compliance in form and operation with its terms and with ERISA and the Code (including without limitation the Code provisions compliance with which is necessary for any intended favorable tax treatment) and all other applicable laws and regulations, except where any failure to comply could not reasonably be expected to result in a Material Adverse Effect. Each Plan (and each related trust, if any) which is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the IRS to the effect that it meets the requirements of Sections 401(a) and 501(a) of the Code covering all applicable tax law changes or is comprised of a master or prototype plan that has received a favorable opinion letter from the IRS, and, nothing has occurred since the date of such determination that would adversely affect such determination (or, in the case of a Plan with no determination, nothing has occurred that would materially adversely affect the issuance of a favorable determination letter or otherwise materially adversely affect such qualification). No ERISA Event has occurred, or is reasonably expected to occur, other than as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(b) There exists no Unfunded Pension Liability with respect to any Plan, except as could not reasonably be expected to result in a Material Adverse Effect.

(c) None of the Borrower, any Restricted Subsidiary or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the five calendar years immediately preceding the date this assurance is given or deemed given, made or accrued an obligation to make contributions to any Multiemployer Plan.

(d) There are no actions, suits or claims pending against or involving a Plan (other than routine claims for benefits) or, to the knowledge of the Borrower, any Restricted Subsidiary or any ERISA Affiliate, threatened, which would reasonably be expected to be asserted successfully against any Plan and, if so asserted successfully, would reasonably be expected either singly or in the aggregate to result in a Material Adverse Effect.

(e) The Borrower, its Restricted Subsidiaries and its ERISA Affiliates have made all contributions to or under each Plan and Multiemployer Plan required by law within the applicable time limits prescribed thereby, the terms of such Plan or Multiemployer Plan, respectively, or any contract or agreement requiring contributions to a Plan or Multiemployer Plan save where any failure to comply, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(f) No Plan which is subject to Section 412 of the Code or Section 302 of ERISA has applied for or received an extension of any amortization period, within the meaning of Section 412 of the Code or Section 302 or 304 of ERISA. The Borrower, any Restricted Subsidiary, and any ERISA Affiliate have not ceased operations at a facility so as to become subject to the provisions of Section 4062(e) of ERISA, withdrawn as a substantial employer so as to become subject to the provisions of Section 4063 of ERISA or ceased making contributions to any Plan subject to Section 4064(a) of ERISA to which it made

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

contributions. None of the Borrower, any Restricted Subsidiary or any ERISA Affiliate have incurred or reasonably expect to incur any liability to PBGC except as could not reasonably be expected to result in material liability, save for any liability for premiums due in the ordinary course or other liability which could not reasonably be expected to result in material liability, and no lien imposed under the Code or ERISA on the assets of the Borrower or any Restricted Subsidiary or any ERISA Affiliate exists or, to the knowledge of the Borrower, is likely to arise on account of any Plan. None of the Borrower, any Restricted Subsidiary or any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

(g) Each Non-U.S. Plan has been maintained in compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders and has been maintained, where required, in good standing with applicable regulatory authorities, except as could not reasonably be expected to result in a material liability. All contributions required to be made with respect to a Non-U.S. Plan have been timely made, except as could not reasonably be expected to result in a Material Adverse Effect. Neither the Borrower nor any of its Restricted Subsidiaries has incurred any material obligation in connection with the termination of, or withdrawal from, any Non-U.S. Plan. The present value of the accrued benefit liabilities (whether or not vested) under each Non-U.S. Plan, determined as of the end of the Borrower’s most recently ended fiscal year on the basis of actuarial assumptions, each of which is reasonable, did not exceed the current value of the assets of such Non-U.S. Plan allocable to such benefit liabilities, except as could not reasonably be expected to result in a Material Adverse Effect.

(h) The Borrower represents and warrants as of the Effective Date that the assets of Borrower involved in the transactions contemplated by this Agreement do not constitute “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans.

Section 3.12 Disclosure. All written information and data provided in formal presentations or in any meeting with Lenders, and oral information provided in scheduled diligence calls held on June 9, 2015 from 11:00 am to 12:00 pm (New York City time); June 10, 2015 from 2:30 pm to 3:30 pm (New York City time); June 15, 2015 from 3:30 pm to 4:00 pm (New York City time); and June 16, 2015 from 3:00 pm to 3:30 pm (New York City time) (other than any projected financial information and other forward-looking information and other than information of a general economic or industry specific nature) furnished by or on behalf of the Borrower to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or delivered hereunder, as modified or supplemented by other information so furnished and when taken as a whole does not contain any material misstatement of fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; provided that, with respect to any projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time furnished (it being understood that such projected financial information is subject to significant uncertainties and contingencies, any of which are beyond the Borrower’s control, that no assurance can be given that any particular projections will be realized and that actual results during the period or periods covered by any such projected financial information may differ significantly from the projected results and such differences may be material).

Section 3.13 Subsidiaries. Schedule 3.13 to the Disclosure Letter sets forth as of the Effective Date a list of all Subsidiaries and the percentage ownership (directly or indirectly) of the Borrower therein. Except as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, the shares of capital stock or other ownership interests of all Restricted Subsidiaries of the Borrower are fully paid and non-assessable, if applicable, and are owned by the Borrower, directly or indirectly, free and clear of all Liens other than Liens permitted under Section 6.02.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Section 3.14 Solvency. As of the Effective Date, the Borrower and the Restricted Subsidiaries, taken as a whole, are , and after giving effect to the incurrence of any Indebtedness and obligations being incurred in connection herewith will be, Solvent.

Section 3.15 Anti-Terrorism Law. (a) To the extent applicable, neither the Borrower nor any of its Subsidiaries is in violation of any legal requirement relating to U.S. economic sanctions or any laws with respect to terrorism or money laundering, including Executive Order No. 13224 on Terrorist Financing effective September 24, 2001 (the “Executive Order”), the USA PATRIOT Act, the laws comprising or implementing the Bank Secrecy Act to the extent applicable and the laws administered by the United States Treasury Department’s Office of Foreign Asset Control (each as from time to time in effect) (collectively, “Anti-Terrorism Laws”).

(b) None of (w) the Borrower, any of its Subsidiaries, or any of the Borrower’s directors or officers, or (x) to the knowledge of the Borrower, any of the directors or officers of any of the Borrower’s Subsidiaries, or (y) to the knowledge of the Borrower, any of the employees of the Borrower or its Subsidiaries, or (z) to the knowledge of the Borrower, any agent of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is any of the following:

(i) a Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order;

(ii) a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order;

(iii) a Person with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law;

(iv) a Person that commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Order; or

(v) a Sanctioned Country or a Sanctioned Person.

(c) Neither the Borrower nor any of its Subsidiaries (i) conducts any business with, or engages in making or receiving any contribution of funds, goods or services to or for the benefit of, a Person described in Section 3.15(b)(i)-(v) above, except as permitted under U.S. law, (ii) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order, or (iii) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any applicable Anti-Terrorism Law. Neither the Borrower nor its Subsidiaries nor (x) any of the Borrower’s directors or officers or (y) to the Borrower’s knowledge, any of the directors or officers of any of the Borrower’s Subsidiaries or any Affiliate, employee, agent or representative of the Borrower or any of its Subsidiaries has with respect to the business of the Borrower or its Subsidiaries taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any person while knowing that all or some portion of the money or value will be offered, given, or promised to anyone to improperly influence official action, to obtain or retain business or otherwise to secure any improper advantage, in each case in violation in any material respect of any applicable Anti-Corruption Law.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(d) The Borrower will not use, and will not permit any of its Subsidiaries to use, the proceeds of the Loans or any Letter of Credit or otherwise make available such proceeds or Letters of Credit to any Person described in Section 3.15(b)(i)-(v) above, for the purpose of financing the activities of any Person described in Section 3.15(b)(i)-(v) above or in any other manner that would violate any Anti-Terrorism Laws or applicable Sanctions.

(e) The Borrower has implemented and maintains in effect policies and procedures designed to promote compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with applicable Anti-Terrorism Laws, applicable Anti-Corruption Laws and applicable Sanctions, and the Borrower, its Subsidiaries and the officers and directors of the Borrower and, to the knowledge of the Borrower, each of the officers and directors of any of the Borrower’s Subsidiaries and each of the employees and agents of the Borrower and its Subsidiaries, are in compliance with applicable Anti-Terrorism Laws, applicable Anti-Corruption Laws and applicable Sanctions with respect to the business of the Borrower or its Subsidiaries.

(f) No action, suit or proceeding is pending or, to the knowledge of the Borrower, threatened in writing, by or before any court or governmental or regulatory authorities or any arbitrator against the Borrower or any of its Subsidiaries for its or their violation in any material respect of applicable Anti-Corruption Laws.

Section 3.16 FCPA; Sanctions. No part of the proceeds of the Loans or any Letter of Credit will be used by the Borrower or any of its Subsidiaries, directly or, to the Borrower’s or any Subsidiary’s knowledge, indirectly, (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of the FCPA or any applicable Anti-Corruption Laws, (b) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Person, or in any country or territory that, at the time of such funding, financing or facilitating, is a Sanctioned Person or Sanctioned Country or (c) in any manner that would result in the violation of any Sanctions applicable to any party hereto. For the past five years, neither the Borrower nor any of its Subsidiaries has knowingly engaged in, is now knowingly engaged in, or will engage in, any unauthorized dealings or unauthorized transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of applicable Sanctions.

Section 3.17 Collateral Matters.

(a) The U.S. Security Agreement, upon execution and delivery thereof by the parties thereto, is effective to create in favor of the Administrative Agent, for the benefit of the applicable Secured Parties, legal, valid and enforceable security interests in the Collateral subject thereto under U.S. state and federal law, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and when (x) any certificated Equity Interests included in the Collateral are delivered to the Administrative Agent, together with instruments of transfer duly endorsed in blank and (y) financing statements and other filings specified on Schedule 3.17 of the Disclosure Letter to Amendment No. 4 in appropriate form are filed in the applicable filing offices set forth on such Schedule 3.17 of the Disclosure Letter, the Liens in the Collateral created by the U.S. Security Agreement will constitute a fully perfected security interest in all right, title and interest of the Loan Parties in such Collateral subject to no Liens other than Permitted Liens.

(b) Each Security Document, other than any Security Document referred to in the preceding paragraph of this Section, upon execution and delivery thereof by the parties thereto and the making of the filings and taking of the other actions provided for therein or as required by applicable law, will be effective under applicable law to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a legal, valid and enforceable Lien in the Collateral subject thereto and such Liens will constitute perfected Liens on the Collateral, securing the Obligations, enforceable against the Loan Parties and all third parties, and in each case having priority over all other Liens on the Collateral except in the case of Permitted Liens to the extent required by applicable law.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Section 3.18 Beneficial Ownership Certification. As of the Effective Date, the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all material respects.

ARTICLE 4

CONDITIONS

Section 4.01 Effective Date. The obligations of the Lenders to make Loans and of the Issuing Banks to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):

(a) The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

(b) The Administrative Agent shall have received a Note executed by the Borrower in favor of each Lender requesting a Note in advance of the Effective Date.

(c) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent, the Issuing Banks and the Lenders and dated the Effective Date) of Cooley LLP, counsel for the Borrower in form and substance reasonably satisfactory to the Administrative Agent. The Borrower hereby requests such counsel to deliver such opinion.

(d) The Administrative Agent shall have received (i) certified copies of the resolutions of the board of directors of the Borrower and the Guarantors approving the transactions contemplated by the Loan Documents to which each such Loan Party is a party and the execution and delivery of such Loan Documents to be delivered by such Loan Party on the Effective Date, and all documents evidencing other necessary organizational action and governmental approvals, if any, with respect to the Loan Documents and (ii) all other organizational documentation reasonably requested by the Administrative Agent relating to the formation, organization, existence and good standing of the Guarantors and the Borrower and authorization of the transactions contemplated hereby.

(e) The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary of the Borrower and each Guarantor certifying the names and true signatures of the officers of such entity authorized to sign the Loan Documents to which it is a party, to be delivered by such entity on the Effective Date and the other documents to be delivered hereunder on the Effective Date.

(f) The Administrative Agent shall have received (i) a certificate, dated the Effective Date and signed on behalf of the Borrower by the President, a Vice President or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02 as of the Effective Date, and (ii) a solvency certificate, dated the Effective Date and signed on behalf of the Borrower by the most senior financial officer of the Borrower, certifying that, as of the Effective Date, the Borrower and the Restricted Subsidiaries, taken as a whole, are, and after giving effect to the incurrence of any Indebtedness and obligations being incurred in connection herewith will be, Solvent.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(g) The Lenders, the Administrative Agent and the Arrangers shall have received all fees required to be paid by the Borrower on the Effective Date, and all expenses required to be reimbursed by the Borrower for which invoices have been presented at least three Business Days prior to the Effective Date, on or before the Effective Date.

(h)

(i) Upon the reasonable request of any Lender made at least five Business Days prior to the Effective Date, the Borrower shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act, in each case at least two Business Days prior to the Effective Date.

(ii) At least two Business Days prior to the Effective Date, any Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall deliver, to each Lender that so requests, a Beneficial Ownership Certification in relation to such Borrower.

(i) The Administrative Agent shall have received (i) audited consolidated financial statements of the Borrower for each of the annual periods ended December 31, 2012, December 31, 2013 and December 31, 2014 (provided that such financial statements may be provided in draft form with respect to the fiscal year ended December 31, 2014) and (ii) unaudited interim consolidated financial statements of the Borrower for the quarterly period ended March 31, 2015.

The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Without limiting the generality of the provisions of Article 8, for purposes of determining compliance with the conditions specified in this Section, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Effective Date specifying its objection thereto.

Section 4.02 Each Credit Event. Except as expressly set forth in Section 2.18(a), the obligation of each Lender to make a Loan on the occasion of any Borrowing, and of the Issuing Banks to issue, amend, review or extend any Letter of Credit, is subject to the satisfaction of the following conditions:

(a) The representations and warranties of the Borrower set forth in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date of such Borrowing, or the date of issuance, amendment, extension or increase of such Letter of Credit, as applicable, except that (i) for purposes of this Section, the representations and warranties contained in Section 3.04(a) shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b) (subject, in the case of unaudited financial statements furnished pursuant to clause (b), to year-end audit adjustments and the absence of footnotes), respectively, of Section 5.01, (ii) to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date and (iii) to the extent that such representations and warranties are already qualified or modified by materiality or words of similar effect in the text thereof, they shall be true and correct in all respects.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(b) At the time of and immediately after giving effect to such Borrowing, or issuance, amendment, extension or increase of a Letter of Credit, as applicable, no Default or Event of Default shall have occurred and be continuing.

(c) The Administrative Agent shall have received a Borrowing Request.

(d) The Issuing Banks shall have received all documentation and assurances required under Section 2.20 or otherwise as shall be reasonably required by it in connection therewith.

(e) In the case of any Borrowing, or issuance, amendment, extension or increase of a Letter of Credit occurring on or after the Amendment No. 5 Effective Date, at the time of and immediately after giving effect to such Borrowing, or issuance, amendment, extension or increase of a Letter of Credit, as applicable, Liquidity shall not be less than $1,500,000,000.

Each Borrowing or issuance, amendment, extension or increase of a Letter of Credit, as applicable, shall be deemed to constitute a representation and warranty by the Borrower that the conditions specified in paragraphs (a) and (b) of this Section 4.02 have been satisfied as of the date thereof.

ARTICLE 5

AFFIRMATIVE COVENANTS

Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and the cancellation or expiration or Cash Collateralization of all Letters of Credit on terms reasonably satisfactory to the applicable Issuing Bank in an amount equal to the Agreed L/C Cash Collateral Amount of all Letter of Credit Usage, the Borrower covenants and agrees with the Lenders that:

Section 5.01 Financial Statements; Ratings Change and Other Information. The Borrower will furnish to the Administrative Agent (for distribution to each Lender):

(a) (I) commencing with the fiscal year ending December 31, 2015, within (x) prior to an IPO, 180 days after each fiscal year end of the Borrower and (y) on and after an IPO, 90 days after each fiscal year end of the Public Company, its audited consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by PricewaterhouseCoopers, or other independent public accountants of recognized national standing (without a “going concern” or like qualification or exception (other than a qualification related to the maturity of the Commitments and the Loans at the Maturity Date) and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower (or, after an IPO, the Public Company) and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied and (II) commencing with the fiscal year ending December 31, 2018, within 180 days after the beginning each fiscal year, a consolidated annual budget for such fiscal year consisting of a projected consolidated balance sheet of the Borrower and its Subsidiaries as of the end of the following fiscal year and the related consolidated statements of projected cash flow and projected income (collectively, the “Budget”), which Budget shall in each case be accompanied by the statement of a Financial Officer of the Borrower to the effect that the Budget is based on assumptions believed by the Borrower to be reasonable as of the date of delivery thereof;

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(b) commencing with the fiscal quarter ended June 30, 2015, within (x) prior to an IPO, 90 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower and (y) on and after an IPO, 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Public Company, its consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower (or, after an IPO, the Public Company) and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

(c) concurrently with any delivery of financial statements under clause (a) or (b) above, a compliance certificate of a Financial Officer of the Borrower (or, after an IPO, the Public Company) in substantially the form of Exhibit F attached hereto (i) certifying as to whether a Default has occurred and is continuing as of the date thereof and, if a Default has occurred and is continuing as of the date thereof, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Sections 6.01(f) and (g) and 6.05 as of the last day of the applicable fiscal quarter or fiscal year for which such financial statements are being delivered, and (iii) if and to the extent that any change in GAAP that has occurred since the date of the audited financial statements referred to in Section 3.04 had an impact on such financial statements, specifying the effect of such change on the financial statements accompanying such certificate;

(d) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by Holdings, the Borrower or any Restricted Subsidiary with the SEC, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, as the case may be, in each case that is not otherwise required to be delivered to the Administrative Agent pursuant hereto; provided that such information shall be deemed to have been delivered on the date on which such information has been posted on the Borrower’s website on the Internet on any investor relations page at http://www.uber.com (or any successor page) or at http://www.sec.gov;

(e) concurrently with any delivery of financial statements under clause (a) or (b) above, the Borrower shall provide unaudited financial statements of the character and for the dates and periods as in such clauses (a) and (b) covering the Unrestricted Subsidiaries (on a combined basis), together with a consolidating statement reflecting eliminations or adjustments required to reconcile the financial statements of such Unrestricted Subsidiaries to the financial statements delivered pursuant to such clauses (a) and (b); provided that the Borrower shall not be required to provide such financial statements unless (x) the Borrower compiles such combined financial statements as part of its regular internal reporting processes or is able to compile such combined financial statements without undue effort or expense or (y) delivery of such financial statements is required by clause (b) of the definition of “Incremental Available Amount” or Section 6.01(g) hereof;

(f) concurrently with the delivery of quarterly unaudited financial statements pursuant to clause (b), the Borrower shall deliver to the Administrative Agent supplements to the exhibits to the U.S. Security Agreement relating to the Pledged IP Collateral (as defined in the U.S. Security Agreement and excluding Excluded IP) specifying any changes to such exhibits since the Amendment No. 4 Effective Date or since the previous updating required hereby, as applicable (provided that if there have been no changes to any such exhibits since the Amendment No. 4 Effective Date or since the previous updating required hereby, as applicable, the Borrower shall indicate that there has been “no change” to the applicable exhibits);

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(g) prior to the first filing of a registration statement on Form S-1 with respect to the common stock of the Public Company, concurrently with any delivery of financial statements under clause (a) above, an annual summary profit and loss forecast (in the form internally prepared by the Borrower in the ordinary course of business); and

(h) promptly following any request in writing (including any electronic message) therefor, such other information regarding the operations, business affairs and financial condition of Holdings, the Borrower or any Restricted Subsidiary, or compliance with the terms of this Agreement or any other Loan Document, as the Administrative Agent or any Lender (through the Administrative Agent) may reasonably request.

Information required to be delivered pursuant to Section 5.01(a), Section 5.01(b) or Section 5.01(d) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such information, or provides a link thereto on the Borrower’s website on the Internet on any investor relations page at http://www.uber.com (or any successor page) or at http://www.sec.gov; or (ii) on which such information is posted on the Borrower’s behalf on an Internet or intranet website, if any, to which the Lenders and the Administrative Agent have been granted access (whether a commercial, third-party website or whether sponsored by the Administrative Agent).

Section 5.02 Notices of Material Events. The Borrower will furnish to the Administrative Agent (for distribution to each Lender) prompt written notice of the following:

(a) the occurrence of any Default;

(b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Borrower or any Restricted Subsidiary thereof that could reasonably be expected to result in a Material Adverse Effect; and

(c) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Responsible Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

Section 5.03 Existence; Conduct of Business. The Borrower will, and will cause each of its Restricted Subsidiaries (other than any Immaterial Subsidiaries) to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business; provided that (i) the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03, and (ii) none of the Borrower or any of its Restricted Subsidiaries (other than any Immaterial Subsidiaries) shall be required to preserve, renew or keep in full force and effect its rights, licenses, permits, privileges or franchises where failure to do so could not reasonably be expected to result in a Material Adverse Effect.

Section 5.04 Payment of Taxes and Other Claims. The Borrower will, and will cause each of its Restricted Subsidiaries to, pay all Tax liabilities, including all Taxes imposed upon it or each such Restricted Subsidiary, or its and their respective income, profits, properties or operations that, if unpaid, could reasonably be expected to result in a Material Adverse Effect, before the same shall become delinquent or in default, and all lawful claims other than Tax liabilities that, if unpaid, would become a Lien upon any properties of the Borrower or any of its Restricted Subsidiaries not otherwise permitted

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

under Section 6.02, in both cases except where the validity or amount thereof is being contested in good faith by appropriate proceedings and to the extent required by GAAP, the Borrower or such Restricted Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP.

Section 5.05 Maintenance of Properties; Insurance. The Borrower will, and will cause each of its Restricted Subsidiaries to, (a) keep and maintain all property used in the conduct of its business in good working order and condition, ordinary wear and tear and casualty events excepted, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect and (b) maintain insurance with financially sound and reputable insurance companies in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations.

Section 5.06 Books and Records; Inspection Rights. The Borrower will, and will cause each of its Restricted Subsidiaries to, keep proper books of record and account in which entries full, true and correct in all material respects are made and are sufficient to prepare financial statements in accordance with GAAP. The Borrower will, and will cause each of its Restricted Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender (pursuant to the request made through the Administrative Agent), upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records to the extent reasonably necessary, and to discuss its affairs, finances and condition with its officers and independent accountants (provided that the Borrower or such Restricted Subsidiary shall be afforded the opportunity to participate in any discussions with such independent accountants), all at such reasonable times and as often as reasonably requested (but no more than once annually if no Event of Default exists). Notwithstanding anything to the contrary in this Section, none of the Borrower or any of its Restricted Subsidiaries shall be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter that (i) constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives) is prohibited by applicable law or any third party contract legally binding on Borrower or its Restricted Subsidiaries, or (iii) is subject to attorney, client or similar privilege or constitutes attorney work-product.

Section 5.07 ERISA-Related Information. The Borrower shall supply to the Administrative Agent (in sufficient copies for all the Lenders, if the Administrative Agent so requests): (a) promptly and in any event within fifteen (15) days after the Borrower, any Restricted Subsidiary or any ERISA Affiliate files a Schedule B (or such other schedule as contains actuarial information) to IRS Form 5500 in respect of a Plan with Unfunded Pension Liabilities, a copy of such IRS Form 5500 (including the Schedule B); (b) promptly and in any event within 30 days after the Borrower, any Restricted Subsidiary or any ERISA Affiliate knows or has reason to know that any ERISA Event has occurred, a certificate of the most senior financial officer of the Borrower describing such ERISA Event and the action, if any, proposed to be taken with respect to such ERISA Event and a copy of any notice filed with the PBGC or the IRS pertaining to such ERISA Event and any notices received by such Borrower, Restricted Subsidiary, or ERISA Affiliate from the PBGC or any other governmental agency with respect thereto; provided that, in the case of ERISA Events under paragraph (b) of the definition thereof, in no event shall notice be given later than the occurrence of the ERISA Event; (c) promptly, and in any event within 30 days, after becoming aware that there has been (i) a material increase in Unfunded Pension Liabilities (taking into account only Pension Plans with positive Unfunded Pension Liabilities) since the date the representations hereunder are given or deemed given, or from any prior notice, as applicable; (ii) the existence of potential withdrawal liability under Section 4201 of ERISA, if the Borrower, any Restricted Subsidiary and the ERISA Affiliates were to withdraw completely from any and all Multiemployer Plans, (iii) the adoption of, or the commencement of contributions to, any Plan subject to Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA by the Borrower, any Restricted Subsidiary or any ERISA

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Affiliate, or (iv) the adoption of any amendment to a Plan subject to Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA which results in a material increase in contribution obligations of the Borrower, any Restricted Subsidiary or any ERISA Affiliate, a detailed written description thereof from the most senior financial officer of the Borrower; and (d) if, at any time after the Effective Date, the Borrower, any Restricted Subsidiary or any ERISA Affiliate maintains, or contributes to (or incurs an obligation to contribute to), a Pension Plan or Multiemployer Plan which is not set forth in Schedule 3.11 to the Disclosure Letter, then the Borrower shall deliver to the Administrative Agent an updated Schedule 3.11 to the Disclosure Letter as soon as practicable, and in any event within 20 days after the Borrower, such Restricted Subsidiary or such ERISA Affiliate maintains, or contributes to (or incurs an obligation to contribute to), thereto.

Section 5.08 Compliance with Laws and Agreements. The Borrower will, and will cause each of its Restricted Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. The Borrower will maintain in effect and use reasonable measures to enforce policies and procedures designed to promote compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with applicable Anti-Corruption Laws, applicable Anti-Terrorism Laws and applicable Sanctions.

Section 5.09 Use of Proceeds. The proceeds of the Loans will be used only for working capital and general corporate purposes, including, without limitation, for stock repurchases under stock repurchase programs approved by the Borrower and for acquisitions not prohibited hereunder. No part of the proceeds of any Loan or Letter of Credit will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X.

Section 5.10 Additional Guarantors. (a) If, as of the date of the most recently available financial statements delivered pursuant to Section 5.01(a) or (b), as the case may be, any Subsidiary shall have become a Material Domestic Subsidiary (or shall be otherwise designated as a Material Domestic Subsidiary by the Borrower hereunder or under the Term Loan Agreement) or any Person shall have become a Material Foreign Subsidiary (or shall be otherwise designated as a Material Foreign Subsidiary by the Borrower hereunder or under the Term Loan Agreement), then the Borrower shall:

(i) In the case of any such Subsidiary that becomes (or is so designated as) a Material Domestic Subsidiary, within 30 days (or such longer period of time as the Administrative Agent may agree in its sole discretion) after delivery of such financial statements, (1) cause such Material Domestic Subsidiary to enter into a Guaranty, or, if a Guaranty has previously been entered into by a Material Domestic Subsidiary (and remains in effect), a joinder agreement to such Guaranty in form and substance reasonably satisfactory to the Administrative Agent, (2) deliver to the Administrative Agent, each Issuing Bank and each Lender all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and (3) (x) deliver to the Administrative Agent any certificates representing the Collateral consisting of Equity Interests issued by such Material Domestic Subsidiary (to the extent such Equity Interests are certificated) and Equity Interests owned by such Material Domestic Subsidiary (to the extent such Equity Interests are certificated and other than Excluded Collateral), (y) deliver to the Administrative Agent such joinder agreements, amendments and supplements to the relevant Security Documents or such other documents as the Administrative Agent shall deem necessary or advisable to grant to the Administrative Agent, for the benefit of the Secured Parties, a Lien on the Collateral owned by such Material Domestic Subsidiary (other than Excluded Collateral) and (z) take all actions necessary to cause such Lien to be duly perfected to the extent required by the Security Documents in accordance with all applicable laws.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(ii) In the case of any Person that becomes (or is so designated as) a Material Foreign Subsidiary, within 90 days (or such longer period of time as the Administrative Agent may agree in its sole discretion) after delivery of such financial statements, (i) deliver to the Administrative Agent such amendments and supplements to the relevant Security Documents or such additional Security Documents (including a Non-U.S. Pledge Agreement) as the Administrative Agent shall deem necessary or advisable to grant to the Administrative Agent, for the benefit of Secured Parties, a Lien on the Collateral consisting of the Equity Interests issued by such Material Foreign Subsidiary (other than Excluded Collateral) and (ii) take all actions necessary to cause such Lien to be duly perfected to the extent required by the Security Documents in accordance with all applicable laws. For the avoidance of doubt, no Domestic Subsidiary shall be required to become a Guarantor merely due to its ownership of Equity Interests in any Domestic Subsidiary that owns real property.

(b) If requested by the Administrative Agent, the Administrative Agent shall receive an opinion of counsel for the Borrower (or local counsel to the Administrative Agent to the extent customary in an Applicable Foreign Jurisdiction) in form and substance reasonably satisfactory to the Administrative Agent in respect of matters reasonably requested by the Administrative Agent relating to any Guaranty or joinder agreement or the amendments and supplements to the Security Documents or additional Security Documents delivered pursuant to this Section, dated as of the date of such Guaranty or joinder agreement, amendments and supplements or additional Security Documents.

(c) Notwithstanding the foregoing, the Borrower and the Guarantors shall not be required, nor shall the Administrative Agent be authorized, (A) to take any additional steps to perfect the above described pledges and security interests by any means other than by (1) filings pursuant to the Uniform Commercial Code in the office of the secretary of state (or similar central filing office) of the relevant State(s) and filings with the USPTO and the USCO and (2) delivery to the Administrative Agent to be held in its possession of all Collateral consisting of stock certificates evidencing Equity Interests issued by the Guarantors (other than Holdings) and Material Foreign Subsidiaries, in each case as expressly required herein or by the Loan Documents, (B) to take any action with respect to any assets located outside of the United States other than, with respect to the pledge of the Equity Interests of any Material Foreign Subsidiary, the jurisdiction of organization of such Material Foreign Subsidiary (such jurisdiction, the “Applicable Foreign Jurisdiction”) (it being understood that there shall be no security agreements, pledge agreements or other Security Documents that will be governed under the laws of any non-U.S. jurisdiction other than, with respect to the pledge of the Equity Interests of any Material Foreign Subsidiary, the Applicable Foreign Jurisdiction), (C) to make or authorize any filings with respect to intellectual property other than filings with the USPTO and the USCO, (D) to enter into any control agreement with respect to any Collateral or (E) to require the amendment of any limited liability company agreements or other organizational documents for any Subsidiary of the Borrower, the certification of uncertificated securities or the delivery of any director resignation letters in respect of any Foreign Subsidiaries.

Section 5.11 Holdings. Substantially concurrently with any Permitted Holdco Transaction, (i) the Borrower shall cause Holdings to enter into a Holdings Guaranty in form and substance reasonably satisfactory to the Administrative Agent, (ii) the Administrative Agent shall receive the documentation required under Section 4.01(e) and (f) as if Holdings had been a Guarantor on the Effective Date (provided that references therein to the “Effective Date” shall be deemed references to the effective date of such Holdings Guaranty), (iii) the Administrative Agent and each Lender shall receive all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, (iv) the Borrower shall cause Holdings to deliver to the Administrative Agent any certificates representing the Collateral consisting of all Equity Interests owned by Holdings (other than any Excluded Collateral) and such joinder agreements, amendments and supplements to the relevant Security Documents or such

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

other documents as the Administrative Agent shall deem necessary or advisable to grant to the Administrative Agent, for the benefit of the Secured Parties, a Lien on all Collateral owned by Holdings (other than Excluded Collateral) and take all actions necessary to cause such Lien to be duly perfected to the extent required by the Security Documents in accordance with all applicable laws and (v) the Administrative Agent shall receive an opinion of counsel for the Borrower (or local counsel to the Administrative Agent to the extent customary in an Applicable Foreign Jurisdiction) in form and substance reasonably satisfactory to the Administrative Agent in respect of matters reasonably requested by the Administrative Agent relating to any Holdings Guaranty or any such joinder agreements, amendments and supplements to the Security Documents or additional Security Documents delivered pursuant to this Section, dated as of the date of such Holdings Guaranty, joinder agreements, amendments and supplements or additional Security Documents.

Section 5.12 Post-Closing. (a) The Administrative Agent shall have received audited consolidated financial statements of the Borrower with respect to the fiscal year ended December 31, 2014, by the date that is 45 days after the Effective Date; and (b) the Borrower shall execute and deliver the documents and complete the tasks set forth on Schedule 5.12 to Amendment No. 4, in each case within the time limits specified on such schedule subject to the extension by the Administrative Agent in its sole discretion.

Section 5.13 Beneficial Ownership Regulations. Promptly following any request therefor, the Borrower will provide information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act and the Beneficial Ownership Regulation.

ARTICLE 6

NEGATIVE COVENANTS

Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and the cancellation or expiration or Cash Collateralization of all Letters of Credit on terms reasonably satisfactory to the applicable Issuing Bank in an amount equal to the Agreed L/C Cash Collateral Amount of all Letter of Credit Usage, the Borrower covenants and agrees with the Lenders that:

Section 6.01 Indebtedness. The Borrower will not permit any Domestic Restricted Subsidiary that is not a Guarantor to create, incur or assume any Specified Indebtedness other than:

(a) Specified Indebtedness existing on the Amendment No. 4 Effective Date and disclosed on Schedule 6.01 to the Disclosure Letter and any Refinancing Indebtedness with respect thereto;

(b) to the extent constituting Specified Indebtedness, Specified Indebtedness consisting of cash management services, including treasury, depository, overdraft, credit or debit card, purchasing cards, electronic funds transfer and other cash management arrangements;

(c) Specified Indebtedness in respect of bid bonds, performance bonds, surety bonds and similar obligations, including guarantees or obligations with respect to letters of credit supporting such bid bonds, performance bonds, surety bonds and similar obligations;

(d) Specified Indebtedness representing the financing of insurance premiums in the ordinary course of business;

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(e) [reserved];

(f) Specified Indebtedness constituting Capital Lease Obligations, equipment leases and Purchase Money Indebtedness of the Borrower or any Domestic Restricted Subsidiary and any Refinancing Indebtedness in respect thereof; provided that the aggregate principal amount of Indebtedness pursuant to this clause (f) secured by real property shall not exceed $500,000,000 at any time outstanding; and

(g) (i) additional Specified Indebtedness; provided that, after giving effect to any incurrence of Specified Indebtedness pursuant to this clause (g)(i) (and subject to Section 1.07), the aggregate principal amount of outstanding Specified Indebtedness of the Domestic Restricted Subsidiaries that are not Guarantors incurred pursuant to this clause (g)(i) and any Refinancing Indebtedness incurred pursuant to clause (g)(ii) below, together with, but without duplication, the aggregate principal amount of outstanding Secured Specified Indebtedness of the Borrower and the Guarantors incurred in reliance on Section 6.02(r), shall not exceed the Certain Specified Indebtedness Cap (for purposes of the foregoing calculation, treating the Commitments hereunder and any other revolving or delayed-draw commitments in respect of Specified Indebtedness as fully drawn); and (ii) Refinancing Indebtedness in respect of Specified Indebtedness permitted pursuant to the foregoing clause (g)(i) (and any successive Refinancing Indebtedness in respect thereof); provided that such Refinancing Indebtedness shall be incurred within 12 months of the maturity, retirement or other repayment (including any such repayment pursuant to amortization obligations with respect thereto) or prepayment of the Specified Indebtedness being refinanced, renewed or extended.

For the avoidance of doubt, this Section 6.01 shall impose no limit on the incurrence of any Specified Indebtedness by any Loan Party. In addition, for purposes of calculating compliance with this Section 6.01 and Section 6.02, in no event will the amount of any Specified Indebtedness be required to be included more than once despite the fact more than one Person is or becomes liable with respect to any related Specified Indebtedness (or any credit support provided therefor). For example, and for avoidance of doubt, in the case where more than one Domestic Restricted Subsidiary incurs Specified Indebtedness or otherwise becomes liable for such Specified Indebtedness (including by virtue of providing a guarantee or acting as account party for a letter of credit, banker’s acceptance or similar arrangement to secure such Indebtedness), the amount of such Specified Indebtedness shall only be included once for purposes of such calculations.

Section 6.02 Liens. The Borrower will not, and will not permit any Domestic Restricted Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it except:

(a) Permitted Encumbrances;

(b) any Lien on any property or asset of the Borrower or any Restricted Subsidiary existing on the date hereof and set forth in Schedule 6.02 to the Disclosure Letter (other than, for the avoidance of doubt, Liens securing the Secured Obligations or the Obligations (as defined in the Term Loan Agreement)) and any modifications, renewals and extensions thereof and any Lien granted as a replacement or substitute therefor; provided that (i) such Lien shall not apply to any other property or asset of the Borrower or any Restricted Subsidiary other than improvements thereon or proceeds thereof, and (ii) such Lien shall secure only those obligations which it secures on the date hereof and any refinancing, extension, renewal or replacement thereof that does not increase the outstanding principal amount thereof except by an amount equal to a premium or other amount paid, and fees and expenses incurred, in connection with such refinancing, extensions, renewals or replacements;

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(c) any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any Restricted Subsidiary or existing on any property or asset of any Person that becomes a Restricted Subsidiary after the date hereof prior to the time such Person becomes a Restricted Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Restricted Subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets of the Borrower or any Restricted Subsidiary, and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Restricted Subsidiary, as the case may be, and any refinancing, extension, renewal or replacement thereof that does not increase the outstanding principal amount thereof except by an amount equal to a premium or other amount paid, and fees and expenses incurred, in connection with such refinancing, extensions, renewals or replacements;

(d) Liens on fixed or capital assets acquired, constructed, financed or improved by the Borrower or any Restricted Subsidiary; provided that (i) such security interests secure Indebtedness that is permitted pursuant to Section 6.01(f), (ii) such security interests and the Indebtedness secured thereby are initially incurred prior to or within 270 days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed 100% of the cost of acquiring, constructing or improving such fixed or capital assets and (iv) such security interests shall not apply to any other property or assets of the Borrower or any Restricted Subsidiary other than additions, accessions, parts, attachments or improvements thereon or proceeds thereof; provided that clauses (ii) and (iii) shall not apply to any Refinancing Indebtedness pursuant to Section 6.01(f) hereof or any Lien securing such Refinancing Indebtedness;

(e) licenses, sublicenses, leases or subleases granted to others not interfering in any material respect with the business of the Borrower and its Restricted Subsidiaries, taken as a whole;

(f) the interest and title of a lessor or licensor under any lease, license, sublease or sublicense entered into by the Borrower or any Restricted Subsidiary in the ordinary course of its business and other statutory and common law landlords’ Liens under leases;

(g) in connection with the sale or transfer of any assets in a transaction not prohibited hereunder, customary rights and restrictions contained in agreements relating to such sale or transfer pending the completion thereof;

(h) in the case of any joint venture or minority investment by the Borrower or any Subsidiary in any Person, any put and call arrangements related to its Equity Interests set forth in applicable joint venture’s or other Person’s organizational documents or any related joint venture, shareholders, investor rights or similar agreement;

(i) Liens securing Indebtedness to finance insurance premiums owing in the ordinary course of business to the extent such financing is not prohibited hereunder;

(j) Liens on earnest money deposits of cash or Cash Equivalents made in connection with any acquisition not prohibited hereunder;

(k) bankers’ Liens, rights of setoff and other similar Liens existing solely with respect to cash and Cash Equivalents or other securities on deposit in one or more accounts maintained by the Borrower or any Restricted Subsidiary, in each case granted in the ordinary course of business in favor of the banks, securities intermediaries or other depository institutions with which such accounts are maintained, securing amounts owing to such institutions with respect to cash management and operating account arrangements;

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(l) Liens in the nature of the right of setoff in favor of counterparties to contractual agreements not otherwise prohibited hereunder with the Borrower or any of its Restricted Subsidiaries in the ordinary course of business;

(m) Liens on the Equity Interests of Excluded Subsidiaries;

(n) Liens and deposits securing obligations under Swap Agreements entered to hedge or mitigate commercial risk and not for speculative purposes;

(o) Liens securing reimbursement obligations with respect to commercial letters of credit which encumber documents and other property relating to such letters of credit and products and proceeds thereof;

(p) Liens in favor of the Loan Parties;

(q) [reserved];

(r) (i) Liens securing Secured Specified Indebtedness (including, for the avoidance of doubt, any such Indebtedness pursuant to the Term Loan Agreement); provided that after giving effect to any incurrence of Liens pursuant to this clause (r)(i) (and subject to Section 1.07), the aggregate principal amount of outstanding Secured Specified Indebtedness secured by Liens incurred pursuant to this clause (r)(i) or clause (r)(ii) below, together with, but without duplication, the aggregate principal amount of outstanding Specified Indebtedness of the Domestic Restricted Subsidiaries that are not Guarantors incurred pursuant to Section 6.01(g), shall not exceed the Certain Specified Indebtedness Cap (for purposes of the foregoing calculation, treating the Commitments hereunder and any other revolving or delayed-draw commitments in respect of Specified Indebtedness as fully drawn); and (ii) Liens that extend, renew, substitute or replace (including successive extensions, renewals, substitutions or replacements), in whole or in part, any Lien permitted pursuant to the foregoing clause (r)(i) or that secure any extension, renewal, replacement, refinancing or refunding (including any successive extensions, renewals, replacements, refinancings or refundings) of any Refinancing Indebtedness within 12 months of the maturity, retirement or other repayment or prepayment of the Specified Indebtedness (including any such repayment pursuant to amortization obligations with respect to such Indebtedness) being extended, renewed, substituted, replaced, refinanced or refunded, which Indebtedness is secured by a Lien permitted pursuant to this clause (r). Notwithstanding anything herein to the contrary, Liens securing Indebtedness outstanding on the Closing Date under this Agreement shall be treated as incurred on the Closing Date under this clause (r); and

(s) other Liens securing obligations (other than Specified Indebtedness) in an aggregate principal amount at any time outstanding not to exceed $300,000,000.

Section 6.03 Fundamental Changes. (a) The Borrower will not, and will not permit any Restricted Subsidiary to, (x) merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, (y) sell, transfer, license, lease, enter into any sale-leaseback transactions with respect to, or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of the assets of, the Borrower and the Restricted Subsidiaries, taken as a whole, or all or substantially all of the stock of any of the Borrower’s Restricted Subsidiaries (in each case, whether now owned or hereafter acquired) or (z) liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing:

(i) any Restricted Subsidiary or any other Person may merge into or consolidate with the Borrower in a transaction in which the Borrower is the surviving corporation;

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(ii) any Person (other than the Borrower) may merge into or consolidate with any Restricted Subsidiary in a transaction in which the surviving entity is a Restricted Subsidiary (provided that any such merger or consolidation involving a Guarantor must result in a Guarantor as the surviving entity);

(iii) any Restricted Subsidiary may sell, transfer, license, lease or otherwise dispose of its assets to the Borrower or to another Restricted Subsidiary; provided that any such disposition under this clause (iii) that is made to a Restricted Subsidiary that is not a Loan Party shall in no event be permitted if it would comprise all or substantially all of the assets of the Borrower and its Restricted Subsidiaries, taken as a whole;

(iv) any Loan Party may sell, transfer, license, lease or otherwise dispose of its assets to any other Loan Party;

(v) in connection with any acquisition, any Restricted Subsidiary may merge into or consolidate with any other Person, so long as the Person surviving such merger or consolidation shall be a Restricted Subsidiary (provided that any such merger or consolidation involving a Guarantor must result in a Guarantor as the surviving entity);

(vi) any Restricted Subsidiary may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders;

(vii) any Restricted Subsidiary may merge into or consolidate with any other Person in a transaction not otherwise prohibited hereunder and all or substantially all of the Equity Interests of any Restricted Subsidiary may be sold, transferred or otherwise disposed of, so long as the aggregate consideration received in respect of all such mergers or consolidations, sales, transfers or other disposals pursuant to this clause (vii) shall not exceed the greater of (a) $500,000,000 and (b) 10% of Total Assets as of the date of the definitive agreement for such merger, consolidation, sale, transfer or other disposal is executed;

(viii) a Permitted Holdco Transaction may be consummated; and

(ix) any Restricted Subsidiary may be dissolved, wound-up or liquidated or any Restricted Subsidiary may merge into or consolidate with any other Person and all or substantially all of the Equity Interests or assets of any Restricted Subsidiary may be sold, transferred or otherwise disposed of, in each case, if such dissolution, winding up, liquidation, sale, transfer or other disposition does not constitute a sale, transfer or other disposition of all or substantially of the assets of the Borrower and its Restricted Subsidiaries, taken as a whole, if such liquidation, winding up, dissolution, sale, transfer or other disposition is not materially disadvantageous to the Lenders (as determined by the Borrower in good faith) and would not be likely to have a Material Adverse Effect.

(b) The Borrower will not, and will not permit any of its Restricted Subsidiaries to, engage to any material extent in any business other than businesses of the type conducted by the Borrower and its Restricted Subsidiaries on the date of execution of this Agreement and businesses reasonably related, complementary, ancillary or incidental thereto, which businesses, for the avoidance of doubt, may include or relate to, but not be limited to, the provision of data integration or analysis platforms and other software or technological solutions.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Section 6.04 Use of Proceeds. The Borrower will not request any Borrowing, and the Borrower shall not use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Loan or issuance of any Letter of Credit (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of the FCPA or any applicable Anti-Corruption Laws, (b) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Person, or in any country or territory that, at the time of such funding, financing or facilitating, is a Sanctioned Person or Sanctioned Country or (c) in any manner that would result in the violation of any Sanctions applicable to any party hereto.

Section 6.05 Minimum Liquidity. The Borrower shall not permit Liquidity to be less than $1,500,000,000 as of the last day of any fiscal quarter of the Borrower ending after the Amendment No. 5 Effective Date.

Section 6.06 Restricted Repayments. The Borrower will not, and will not permit any Restricted Subsidiary to declare, make or pay, directly or indirectly, any Restricted Payments with respect to the Borrower or any of its Restricted Subsidiaries, except:

(a) any Restricted Subsidiary of the Borrower may make Restricted Payments to the Borrower or to any direct or indirect wholly-owned Restricted Subsidiary of the Borrower, and any non-wholly-owned Restricted Subsidiary may make Restricted Payments to the Borrower or any of its other Restricted Subsidiaries and to each other owner of Equity Interests of such Restricted Subsidiary ratably based on their relative ownership interests of the relevant class of Equity Interests;

(b) the Borrower or any Restricted Subsidiary may declare and make dividends payable solely in additional shares of Qualified Equity Interests and may exchange Equity Interests for its Qualified Equity Interests;

(c) the Borrower or any Restricted Subsidiary may (x) repurchase fractional shares of its Equity Interests arising out of stock dividends, splits or combinations, business combinations or conversions of convertible securities or exercises of warrants or options, (y) “net exercise” or “net share settle” warrants or options or (z) make cash settlement payments upon the exercise of warrants or options to purchase its Equity Interests;

(d) the Borrower or any Restricted Subsidiary may redeem or otherwise cancel Equity Interests or rights in respect thereof granted to (or make payments on behalf of) directors, officers, management, employees or other providers of services to the Borrower and its Subsidiaries (i) in an amount required to satisfy tax withholding obligations relating to the vesting, settlement or exercise of such Equity Interests or rights or (ii) upon the death, disability, retirement or termination of employment or services;

(e) the Borrower or any Restricted Subsidiary may make Restricted Payments pursuant to and in accordance with (i) stock incentive plans, (ii) stock option plans, (iii) stock buyback agreements, plans or programs, (iv) bonus plans, (v) compensation plans or (vi) other benefit plans or agreements for officers, directors, management, employees or other eligible service providers of the Borrower or its Subsidiaries;

(f) Borrower or any Restricted Subsidiary may make Restricted Payments not otherwise permitted under this Section 6.06 using the proceeds of any issuance of Equity Interests; provided that the Restricted Payment and the issuance of Equity Interests (or following an IPO, in the case of a dividend or a Restricted Payment pursuant to an accelerated share repurchase agreement, forward purchase contract or similar agreement, the declaration date or the entry into such agreement, as applicable) are substantially concurrent;

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(g) Borrower or any Restricted Subsidiary may make additional Restricted Payments not otherwise permitted in clauses (a) through (f) above, so long as after giving effect to such Restricted Payment, Liquidity shall not be less than $1,500,000,000 on a pro forma basis; and

(h) Borrower or any Restricted Subsidiary may make additional Restricted Payments not otherwise permitted in clauses (a) through (g) above, so long as the aggregate amount of Restricted Payments made pursuant to this clause (h) together with Junior Debt Prepayments made pursuant to Section 6.07(e) shall not exceed $1,000,000,000.

For purposes of clause (g), following an IPO, in the case of a dividend, Liquidity shall be measured on a pro forma basis as of the applicable declaration date for such dividend (and not the date of the applicable dividend) and in the case of a Restricted Payment pursuant to an accelerated share repurchase agreement, forward purchase contract or similar agreement, Liquidity shall be measured on a pro forma basis as of the date such agreement was entered into (and not the date of any payments or deliveries thereunder).

Section 6.07 Junior Debt Prepayments. The Borrower will not, and will not permit any Restricted Subsidiary to declare, make or pay, directly or indirectly, any Junior Debt Prepayments, except that the following shall be permitted:

(a) Junior Debt Prepayments, so long as after giving effect to such Junior Debt Prepayment, as applicable, Liquidity shall not be less than $1,500,000,000 on a pro forma basis;

(b) Junior Debt Prepayments, so long as such prepayments consist of Equity Interests (and cash in lieu of any fractional shares);

(c) Junior Debt Prepayments using the proceeds of any issuance of Equity Interests; provided that such Junior Debt Prepayments and the issuance of Equity Interests are substantially concurrent;

(d) Junior Debt Prepayments in connection with the incurrence of Refinancing Indebtedness or otherwise with the proceeds of Subordinated Indebtedness; and

(e) additional Junior Debt Prepayments, so long as the aggregate amount of Junior Debt Prepayments, made pursuant to this clause (e) together with Restricted Payments made pursuant to Section 6.06(h) shall not exceed $1,000,000,000.

ARTICLE 7

EVENTS OF DEFAULT

Section 7.01 Events of Default.

If any of the following events (each, an “Event of Default”) shall occur:

(a) the Borrower shall fail to pay (i) any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise; or (ii) when due any amount payable to the applicable Issuing Bank in reimbursement of any drawing under any Letter of Credit;

(b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in Section 7.01(a)) payable under any of the Loan Documents, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five Business Days;

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(c) any representation or warranty made or deemed made by or on behalf of Holdings, the Borrower or any Restricted Subsidiary in or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement, any other Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder, shall prove to have been incorrect in any material respect when made or deemed made; provided that, in each case, to the extent that such representations and warranties are already qualified or modified by materiality or words of similar effect in the text thereof, they shall be true and correct in all respects;

(d) the Borrower or Holdings, shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02, Section 5.03 (solely with respect to the Borrower’s or, if applicable, Holding’s existence), Section 5.09, Section 5.11 or Section 5.12 or in Article 6;

(e) Holdings, the Borrower or any Restricted Subsidiary shall fail to observe or perform any covenant, condition or agreement contained in any of the Loan Documents (other than those specified in clause (a), (b) or (d) of this Section 7.01), and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Lender);

(f) Holdings, the Borrower or any Restricted Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and such failure shall have continued after the applicable grace period, if any;

(g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both but with all applicable grace periods in respect of such event or condition under the documentation representing such Material Indebtedness having expired) the holder or holders of such Material Indebtedness or any trustee or agent on its or their behalf to cause such Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to (w) any requirement to, or any offer to, repurchase, prepay or redeem Indebtedness of a Person acquired in an acquisition permitted hereunder, to the extent such offer is required as a result of, or in connection with, such acquisition, (x) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, (y) any event or condition giving rise to any redemption, repurchase, conversion or settlement (or right to redeem, require repurchase, convert or settle) with respect to any Convertible Notes or other convertible debt instrument (including any termination of any related Swap Agreement) pursuant to its terms unless such redemption, repurchase, conversion or settlement results from a default thereunder or an event of the type that constitutes an Event of Default or (z) an early payment requirement, unwinding or termination with respect to any Swap Agreement except an early payment, unwinding or termination that results from a default or non-compliance thereunder by the Borrower or any Restricted Subsidiary, or another event of the type that would constitute an Event of Default;

(h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of Holdings, the Borrower or any Restricted Subsidiary (other than any Immaterial Subsidiary) or its debts, or of a substantial part of its assets, under any Debtor Relief Law or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Holdings, the Borrower or any Restricted Subsidiary (other than any Immaterial Subsidiary) or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(i) except as may otherwise be permitted under Section 6.03, Holdings, the Borrower or any Restricted Subsidiary (other than any Immaterial Subsidiary) shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Debtor Relief Law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Restricted Subsidiary (other than any Immaterial Subsidiary) or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

(j) Holdings, the Borrower or any Restricted Subsidiary (other than any Immaterial Subsidiary) shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

(k) one or more judgments for the payment of money in excess of $150,000,000 in the aggregate shall be rendered against Holdings, the Borrower or any Restricted Subsidiary or any combination thereof (to the extent not paid or covered by a reputable and solvent independent third-party insurance company which has not disputed coverage) and the same shall remain undischarged or unpaid for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of Holdings, the Borrower or any Restricted Subsidiary to enforce any such judgment and such action shall not be stayed;

(l) one or more ERISA Events shall have occurred, other than as would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect;

(m) a Change in Control shall occur;

(n) any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder, solely as a result of acts or omissions by the Administrative Agent or any Lender, or satisfaction in full of all the obligations hereunder or thereunder, ceases to be in full force and effect; or any Loan Party contests in any manner the validity or enforceability of any Loan Document; or

(o) any Security Document shall for any reason (other than pursuant to the terms hereof or thereof or solely as a result of acts or omissions by the Administrative Agent or any Lender) cease to create, or any Lien purported to be created by any Security Documents shall be asserted by any Loan Party not to be, a valid and perfected Lien with the priority required by the Security Document, on any material portion of the Collateral purported to be covered thereby;

then, and in every such event (other than an event with respect to the Borrower or Holdings, described in clause (h), (i) or (j) of this Section 7.01), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments and the obligations of the Issuing Banks to issue any Letter of Credit, and thereupon the Commitments and the obligations of the Issuing Banks to issue any Letter of Credit shall terminate immediately, and (ii) (A) declare the Loans then outstanding to be due and payable in whole (or in part, in

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower and (B) require that the Borrower Cash Collateralize the Letters of Credit in the amount of the Agreed L/C Cash Collateral Amount of the then Letter of Credit Usage; and, in the case of any event with respect to the Borrower or Holdings, described in clause (h), (i) or (j) of this Section 7.01, the Commitments and the obligations of the Issuing Banks to issue any Letter of Credit shall automatically terminate, and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

Section 7.02 Application of Funds. Subject to the terms of the Term Loan Intercreditor Agreement and any other applicable Intercreditor Agreement, after the exercise of remedies provided for in Section 7.01 (or after the Loans have automatically become immediately due and payable and the Letter of Credit Usage shall have automatically been required to be Cash Collateralized as set forth in Section 7.01), any amounts received on account of the Secured Obligations shall be applied by the Administrative Agent in the following order:

First, to payment of that portion of the Secured Obligations constituting fees, indemnities, expenses and other amounts (other than principal and interest but including fees, charges and disbursements of counsel to the Administrative Agent and the Issuing Banks and amounts payable pursuant to Sections 2.12 and 2.14) payable to the Administrative Agent and each Issuing Bank in their respective capacity as such; ratably among them in proportion to the respective amounts described in this clause First payable to them;

Second, to payment of that portion of the Secured Obligations constituting fees, indemnities and other amounts (other than principal, interest and fees payable to the Lenders (including fees, charges and disbursements of counsel to the respective Lenders and amounts payable pursuant to Sections 2.12 and 2.14));

Third, to payment of that portion of the Secured Obligations constituting accrued and unpaid fees and interest on the Loans, Letter of Credit Usage and other Secured Obligations, ratably among the Lenders and the Issuing Bank in proportion to the respective amounts described in this clause Third held by them;

Fourth, to payment of that portion of the Secured Obligations constituting (x) unpaid principal of the Loans, (y) Letter of Credit Usage comprised of drawings under Letters of Credit honored by the applicable Issuing Bank and not theretofore reimbursed by or on behalf of the Borrower and (z) face amounts or Swap Termination Value under Secured Hedge Agreements or Cash Management Obligations, ratably among the Secured Parties in proportion to the respective amounts described in this clause Fourth held by them;

Fifth, to the Administrative Agent for the account of the applicable Issuing Bank, to Cash Collateralize that portion of Letter of Credit Usage comprised of the aggregate undrawn amount of Letters of Credit at the Agreed L/C Cash Collateral Amount; and

Last, the balance, if any, after all of the Secured Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by law.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Subject to Section 2.20(i), amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Secured Obligations, if any, in the order set forth above, and thereafter applied as provided in clause “Last” above.

ARTICLE 8

THE AGENTS

Section 8.01 Appointment of the Administrative Agent. Each Lender (in its capacities as a Lender and a potential Hedge Bank or Cash Management Bank) and each Issuing Bank hereby irrevocably designates and appoints Morgan Stanley Senior Funding, Inc. as the Administrative Agent hereunder and under the other Loan Documents, and each Lender and each Issuing Bank hereby authorizes Morgan Stanley Senior Funding, Inc. to act as the Administrative Agent in accordance with the terms hereof and the other Loan Documents. The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Secured Parties hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender for purposes of acquiring, holding and enforcing any and all Liens on the Collateral and any other collateral granted by any of the Loan Parties to secure any of the Secured Obligations, together with such powers and discretion as are reasonably incidental thereto (including, without limitation, to enter into additional Loan Documents or supplements to existing Loan Documents on behalf of the Secured Parties). In this connection, the Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to this Article 8 for purposes of holding or enforcing any Lien on the Collateral or any other collateral (or any portion thereof) granted under the Security Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of Articles 8 and 9 (including Section 9.03, as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto. The Administrative Agent hereby agrees to act in its capacity as such upon the express conditions contained herein and the other Loan Documents, as applicable. Except for Section 8.12, the provisions of this Article 8 are solely for the benefit of the Agents and Lenders and no Loan Party shall have any rights as a third party beneficiary of any of the provisions thereof (except as expressly set forth in Section 8.07). In performing its functions and duties hereunder, the Administrative Agent shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed, and the use of the term “agent” (or any similar term) herein or in any other Loan Documents is not intended to connote, any obligation towards or relationship of agency or trust with or for Borrower or any of its Subsidiaries. As of the Effective Date, no Arranger in such capacity shall have any obligations but shall be entitled to all benefits of this Article 8. Each Arranger may resign from such role at any time, with immediate effect, by giving prior written notice thereof to the Administrative Agent and the Borrower.

Section 8.02 Powers and Duties. Each Lender irrevocably authorizes the Administrative Agent to take such action on such Lender’s behalf and to exercise such powers, rights and remedies hereunder and under the other Loan Documents as are specifically delegated or granted to the Administrative Agent by the terms hereof and thereof, together with such powers, rights and remedies as are reasonably incidental thereto. Anything herein to the contrary notwithstanding, the Administrative Agent shall have only those powers, duties and responsibilities under this Agreement or any of the other Loan Documents except in its capacity, as applicable, as the Administrative Agent, a Lender or an Issuing Bank hereunder. The Administrative Agent may exercise such powers, rights and remedies and perform such duties by or through its Related Parties. No Agent shall have, by reason hereof or any of the other Loan Documents, a fiduciary relationship in respect of any Lender or any other Person; and nothing herein or any of the other Loan Documents, expressed or implied, is intended to or shall be so construed as to impose upon any Agent any obligations in respect hereof or any of the other Loan Documents except as expressly set forth herein or therein.

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Pursuant to 17 C.F.R. Section 200.83

Section 8.03 General Immunity. (a) No Agent nor any of its Related Parties shall be (i) responsible to any Lender for the execution, effectiveness, genuineness, validity, enforceability, collectability or sufficiency hereof or any other Loan Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by any Agent to Lenders or by or on behalf of any Loan Party to any Agent or any Lender in connection with the Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of any Loan Party or any other Person liable for the payment of any Secured Obligations, (ii) required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Loans or as to the existence or possible existence of any Event of Default or Default or (iii) required to make any disclosures with respect to the foregoing. No Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless such Agent has received written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”. No Agent nor any of its Related Parties shall, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as an Agent or any of its Affiliates in any capacity. Anything contained herein to the contrary notwithstanding, the Administrative Agent shall not have any liability arising from confirmations of the amount of outstanding Loans or the component amounts thereof.

(b) No Agent nor any of its Related Parties shall be liable to Lenders for any action taken or omitted by any Agent under or in connection with any of the Loan Documents except to the extent caused by such Person’s gross negligence or willful misconduct, as determined by a final, non-appealable judgment of a court of competent jurisdiction. Each Agent shall be entitled to refrain from any act or the taking of any action (including the failure to take an action) in connection herewith or any of the other Loan Documents or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until such Agent shall have received instructions in respect thereof from Required Lenders (or such other Lenders as may be required to give such instructions under Section 9.02) and, upon receipt of such instructions from Required Lenders (or such other Lenders, as the case may be), such Agent shall be entitled to act or (where so instructed) refrain from acting, or to exercise such power, discretion or authority, in accordance with such instructions, including for the avoidance of doubt refraining from any action that, in its opinion or the opinion of its counsel, may be in violation of any Loan Document or applicable law, including, for the avoidance of doubt, any action that may be in violation of the automatic stay under any Debtor Relief Law or that may affect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law. Without prejudice to the generality of the foregoing, (i) each Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for Borrower and its Subsidiaries), accountants, experts and other professional advisors selected by it; and (ii) no Lender shall have any right of action whatsoever against any Agent as a result of such Agent acting or (where so instructed) refraining from acting hereunder or any of the other Loan Documents in accordance with the instructions of Required Lenders (or such other Lenders as may be required to give such instructions under Section 9.02).

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Pursuant to 17 C.F.R. Section 200.83

Each Agent may perform any and all of its duties and exercise its rights and powers under this Agreement or under any other Loan Document by or through any one or more sub-agents appointed by such Agent, provided that any such appointment of a sub-agent, other than to a Lender or an Affiliate of a Lender (other than any Disqualified Institution), shall require the express written consent of the Borrower and provided that, for the avoidance of doubt, each sub-agent shall become bound by, and subject to Section 9.12. Each Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through its respective Related Parties. The exculpatory, indemnification and other provisions of this Section 8.03 and of Section 8.06 shall apply to any the Related Parties of each Agent and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as an Agent. All of the rights, benefits, and privileges (including the exculpatory and indemnification provisions) of this Section 8.03 and of Section 8.06 shall apply to any such sub-agent and to the Related Parties of any such sub-agent, and shall apply to their respective activities as sub-agent as if such sub-agent and its Affiliates were named herein. Notwithstanding anything herein to the contrary, with respect to each sub-agent appointed by an Agent, (i) such sub-agent shall be a third party beneficiary under this Agreement with respect to all such rights, benefits and privileges (including exculpatory rights and rights to indemnification) and shall have all of the rights and benefits of a third party beneficiary, including an independent right of action to enforce such rights, benefits and privileges (including exculpatory rights and rights to indemnification) directly, without the consent or joinder of any other Person, against any or all of Loan Parties and the Lenders, (ii) such rights, benefits and privileges (including exculpatory rights and rights to indemnification) shall not be modified or amended without the consent of such sub-agent, and (iii) such sub-agent shall only have obligations to the Agent that appointed it and not to any Loan Party, Lender or any other Person and no Loan Party, Lender or any other Person shall have any rights, directly or indirectly, as a third party beneficiary or otherwise, against such sub-agent. No Agent shall be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that such Agent acted with gross negligence, bad faith or willful misconduct in the selection of such sub-agent.

(c) No Agent shall be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Institutions. Without limiting the generality of the foregoing, no Agent shall (x) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Disqualified Institution or (y) have any liability with respect to or arising out of any assignment or participation of Commitments or Loans, or disclosure of confidential information, to any Disqualified Institution.

Section 8.04 Administrative Agent Entitled to Act as Lender. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, any Agent in its individual capacity as a Lender hereunder. With respect to its participation in the Loans, each Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as if it were not performing the duties and functions delegated to it hereunder, and the term “Lender” shall, unless the context clearly otherwise indicates, include each Agent in its individual capacity. Any Agent and its Affiliates may accept deposits from, lend money to, own securities of, and generally engage in any kind of banking, trust, financial advisory or other business with Borrower or any of its Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from Borrower for services in connection herewith and otherwise without having to account for the same to Lenders.

Section 8.05 Lenders’ Representations, Warranties and Acknowledgment. (a) Each Lender and each Issuing Bank expressly acknowledges that neither the Agents nor any of their respective Related Parties have made any representations or warranties to it and that no act by any Agent hereafter taken,

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Pursuant to 17 C.F.R. Section 200.83

including any review of the affairs of a Loan Party or any of its Affiliates, shall be deemed to constitute any representation or warranty by any Agent to any Lender or any Issuing Bank. Each Lender and each Issuing Bank represents and warrants that it has made its own independent investigation of the financial condition and affairs of the Borrower and its Subsidiaries in connection with Loans and/or Letters of Credit issued hereunder and that it has made and shall continue to make its own appraisal of, and investigation into, the business, operations, property, financial and other condition and the creditworthiness of the Borrower and its Affiliates. Each Lender and each Issuing Bank also represents that it will, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Affiliates. No Agent shall have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Lenders or to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter, and no Agent shall have any responsibility with respect to the accuracy of or the completeness of any information provided to Lenders.

(b) Each Lender, by delivering its signature page to this Agreement, an Assignment and Assumption, an Extension Agreement or a Joinder Agreement and funding its Loans, if applicable, on the Effective Date, or by the funding of any New Loans, as the case may be, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be approved by any Agent, any Issuing Bank or the Lenders, as applicable on the Effective Date, the effective date of such Assignment and Assumption or as of the date of funding of such New Loans.

Section 8.06 Right to Indemnity. Each Lender, in proportion to its Applicable Percentage, severally agrees to indemnify each Agent, to the extent that such Agent shall not have been reimbursed by any Loan Party, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Agent in exercising its powers, rights and remedies or performing its duties hereunder or under the other Loan Documents or otherwise in its capacity as such Agent in any way relating to or arising out of this Agreement or the other Loan Documents; provided no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent’s gross negligence or willful misconduct, as determined by a final, non-appealable judgment of a court of competent jurisdiction (it being understood and agreed that no action taken in accordance with the directions of the Required Lenders (or such other Lenders as may be required to give such instructions under Section 9.02) shall constitute gross negligence or willful misconduct). If any indemnity furnished to any Agent for any purpose shall, in the opinion of such Agent, be insufficient or become impaired, such Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished; provided in no event shall this sentence require any Lender to indemnify any Agent against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement in excess of such Lender’s Applicable Percentage thereof; and provided, further, this sentence shall not be deemed to require any Lender to indemnify any Agent against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement described in the proviso in the immediately preceding sentence.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Section 8.07 Successor Administrative Agent.

(a) The Administrative Agent shall have the right to resign at any time by giving prior written notice thereof to Lenders and Borrower. The Administrative Agent shall have the right to appoint a financial institution to act as the Administrative Agent hereunder, subject to the written consent of the Borrower and the reasonable satisfaction of the Required Lenders, and Administrative Agent’s resignation shall become effective on the earliest of (i) 30 days after delivery of the notice of resignation (regardless of whether a successor has been appointed or not), (ii) the acceptance of such successor Administrative Agent by the Borrower and the Required Lenders and the acceptance of being Administrative Agent by such successor, or (iii) such other date, if any, agreed to by the Required Lenders. Upon any such notice of resignation, if a successor Administrative Agent has not already been appointed by the retiring Administrative Agent, the Required Lenders shall have the right, with the written consent of the Borrower, to appoint a successor Administrative Agent.

(b) If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (c) of the definition thereof, the Required Lenders may, to the extent permitted by applicable law, by notice in writing to the Borrower and such Person remove such Person as Administrative Agent and, with the prior written consent of the Borrower, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.

(c) If neither the Required Lenders nor Administrative Agent have appointed a successor Administrative Agent or such successor has not accepted such appointment within 30 days after delivery of notice of resignation by the retiring Administrative Agent or the Removal Effective Date, the Required Lenders shall be deemed to have succeeded to and become vested with all the rights, powers, privileges and duties of the retiring or removed Administrative Agent until such time, if any, as the Required Lenders appoint a successor Administrative Agent and such successor accepts such appointment. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Administrative Agent and the retiring or removed Administrative Agent shall promptly (i) transfer to such successor Administrative Agent all sums held under the Loan Documents, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Administrative Agent under the Loan Documents, and (ii) take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Administrative Agent of the Loan Documents, whereupon such retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Article 8). After any retiring or removed Administrative Agent’s resignation or removal hereunder as Administrative Agent, the provisions of this Article 8 and Section 9.03 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent hereunder.

Section 8.08 Guaranty. Each Lender and each Issuing Bank hereby further authorizes Administrative Agent, on behalf of and for the benefit of the Lenders and the Issuing Banks, to be the agent for and representative of the Lenders with respect to the Holdings Guaranty, the Guaranty and the other Loan Documents. Subject to Section 9.02, without further written consent or authorization from any Lender or any Issuing Bank, Administrative Agent may execute any documents or instruments necessary to release any Guarantor from the Guaranty pursuant to Section 9.17 or with respect to which Required Lenders (or such other Lenders as may be required to give such consent under Section 9.02) have otherwise consented.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(a) Anything contained in any of the Loan Documents to the contrary notwithstanding, the Borrower, the Administrative Agent, each Issuing Bank and each Lender hereby agree that none of the Lenders or the Issuing Banks shall have any right individually to enforce the Holdings Guaranty or the Guaranty, it being understood and agreed that all powers, rights and remedies hereunder and under any of the Loan Documents may be exercised solely by the Administrative Agent, for the benefit of the Lenders and the Issuing Bank in accordance with the terms hereof and thereof.

(b) Notwithstanding anything to the contrary contained herein or any other Loan Document, when all Secured Obligations (other than Hedging Obligations in respect of any Secured Hedge Agreements and Cash Management Obligations in respect of any Secured Cash Management Agreements and contingent indemnification obligations not yet accrued and payable) have been paid in full and all Commitments have terminated or expired, upon request of the Borrower, Administrative Agent shall take such actions as shall be required to release all guarantee obligations provided for in any Loan Document. Any such release of guarantee obligations shall be deemed subject to the provision that such guarantee obligations shall be reinstated if after such release any portion of any payment in respect of the Secured Obligations guaranteed thereby shall be rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payment had not been made.

Section 8.09 Actions in Concert. Notwithstanding anything in this Agreement to the contrary, each Lender hereby agrees with each other Lender that no Lender shall take any action to protect or enforce its rights arising out of this Agreement or the Notes (other than exercising any rights of setoff) or the Secured Hedge Agreements or the Secured Cash Management Agreements without first obtaining the prior written consent of the Administrative Agent and Required Lenders, it being the intent of Lenders that any such action to protect or enforce rights under this Agreement and the Notes shall be taken in concert and at the direction or with the consent of Administrative Agent or Required Lenders; provided, however, that, subject to the terms of any applicable Intercreditor Agreement, (i) each Lender shall be entitled to file a proof of claim in any proceeding under any insolvency law to the extent that such Lender disagrees with Agent’s composite proof of claim filed on behalf of all Lenders, (ii) each Lender shall be entitled to vote its claim with respect to any plan of reorganization in any proceeding under any Debtor Relief Law and (iii) each Lender shall be entitled to pursue its deficiency claim after liquidation of all or substantially all of the Collateral and application of the proceeds therefrom.

Section 8.10 Withholding Taxes. To the extent required by any applicable law, Administrative Agent may withhold from any payment to any Lender or any Issuing Bank an amount equivalent to any applicable withholding Tax. If the IRS or any other Governmental Authority asserts a claim that Administrative Agent did not properly withhold Tax from amounts paid to or for the account of any Lender or any Issuing Bank because the appropriate form was not delivered or was not properly executed or because such Lender or such Issuing Bank failed to notify Administrative Agent of a change in circumstance which rendered the exemption from, or reduction of, withholding Tax ineffective or for any other reason, or if Administrative Agent reasonably determines that a payment was made to a Lender or an Issuing Bank pursuant to this Agreement without deduction of applicable withholding Tax from such payment, such Lender or such Issuing Bank, as the case may be, shall indemnify Administrative Agent fully for all amounts paid, directly or indirectly, by Administrative Agent as Tax or otherwise, including any penalties or interest and together with all expenses (including legal expenses, allocated internal costs and out-of-pocket expenses) incurred.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Section 8.11 Administrative Agent May File Bankruptcy Disclosure and Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Laws relative to any Loan Party, Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether Administrative Agent shall have made any demand on Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:

(a) to file a verified statement pursuant to rule 2019 of the Federal Rules of Bankruptcy Procedure that, in its sole opinion, complies with such rule’s disclosure requirements for entities representing more than one creditor;

(b) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Secured Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Banks and the Agents (including any claim for the reasonable compensation, expenses, disbursements and advances of the Agents, the Lenders and the Issuing Banks and their respective agents and counsel and all other amounts due the Agents, the Lenders and the Issuing Banks under Sections 2.09 and 9.03 allowed in such judicial proceeding; and

(c) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and, in each case, any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each other Agent, each Lender and each Issuing Bank to make such payments to Administrative Agent and, in the event that Administrative Agent shall consent to the making of such payments directly to the other Agents, the Lenders and/or the Issuing Banks, to pay to Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of Administrative Agent and its agents and counsel, and any other amounts due Administrative Agent under Sections 2.09 and 9.03. To the extent that the payment of any such compensation, expenses, disbursements and advances of Administrative Agent, its agents and counsel, and any other amounts due Administrative Agent under Sections 2.09 and 9.03 out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the other Agents, the Lenders and/or the Issuing Banks may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise.

Nothing contained herein shall be deemed to authorize Administrative Agent to authorize or consent to or accept or adopt on behalf of any other Agent, any Lender or any Issuing Bank any plan of reorganization, arrangement, adjustment or composition affecting the Secured Obligations or the rights of any Agent, any Lender or any Issuing Bank or to authorize Administrative Agent to vote in respect of the claim of any Agent, any Lender or the Issuing Bank in any such proceeding.

Section 8.12 Intercreditor Agreements. The Lenders and the other Secured Parties hereby irrevocably authorize and instruct the Administrative Agent to, without any further consent of any Lender or any other Secured Party, enter into (or acknowledge and consent to) or amend, renew, extend, supplement, restate, replace, waive or otherwise modify (i) the Term Loan Intercreditor Agreement, (ii) any First Lien Intercreditor Agreement with the Senior Representative(s) of Indebtedness secured by a Lien permitted hereunder and intended to be pari passu with the Liens securing the Secured Obligations under this Agreement and (iii) any Second Lien Intercreditor Agreement with the Senior Representative(s) of the holders of Indebtedness secured by a Lien permitted hereunder and intended to be junior to the Liens securing the Secured Obligations under this Agreement. The Lenders and the other Secured Parties irrevocably agree that (x) the Administrative Agent may rely exclusively on a certificate of an Officer of the Borrower as to whether the Liens governed by such Intercreditor Agreement and the

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Pursuant to 17 C.F.R. Section 200.83

priority of such Liens as contemplated thereby are not prohibited and (y) any Intercreditor Agreement entered into by the Administrative Agent shall be binding on the Secured Parties, and each Lender and the other Secured Parties hereby agrees that it will take no actions contrary to the provisions of, if entered into and if applicable, any Intercreditor Agreement. The foregoing provisions are intended as an inducement to any provider of any secured Specified Indebtedness not prohibited by Section 6.01 or Section 6.02 hereof to extend credit to the Loan Parties and such persons are intended third-party beneficiaries of such provisions. Further, upon request of the Borrower, the Administrative Agent shall enter into, or amend, any Intercreditor Agreement to permit the incurrence of any Specified Indebtedness permitted to be secured by the Collateral hereunder.

Section 8.13 Secured Cash Management Agreements and Secured Hedge Agreements. Except as otherwise expressly set forth herein or in any Guarantee or any Security Document, no Cash Management Bank or Hedge Bank that obtains the benefits of any Guarantee or any Collateral by virtue of the provisions hereof or of any Guarantee or any Security Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Section 8.13 to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Secured Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements unless the Administrative Agent has received written notice of such Secured Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be.

Section 8.14 Certain ERISA Matters.

(a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arrangers, and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:

(i) such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments,

(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,

(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and

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Pursuant to 17 C.F.R. Section 200.83

performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or

(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that:

(i) none of the Administrative Agent or the Arrangers or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto),

(ii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E),

(iii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations),

(iv) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Letters of Credit, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and

(v) no fee or other compensation is being paid directly to the Administrative Agent or the Arrangers or any their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Letters of Credit, the Commitments or this Agreement.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(c) The Administrative Agent and the Arrangers hereby inform the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.

ARTICLE 9

MISCELLANEOUS

Section 9.01 Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(i) if to the Borrower, to it at:

Uber Technologies, Inc.

1455 Market Street, 4th floor

San Francisco, California 94103

Attention: Chief Financial Officer

with copies to:

Uber Technologies, Inc.

1455 Market Street. 4th floor

San Francisco, California 94103

Attention: General Counsel

Cooley LLP

101 California Street, 5th Floor

San Francisco, California 9411

Attention: Gian-Michele a Marca

Fax: (415) 693-2222

(ii) if to the Administrative Agent with respect to the Security Documents or any of the Collateral, to it at:

Morgan Stanley Senior Funding, Inc.

1300 Thames Street, Thames Street Wharf, 4th Floor

Baltimore, Maryland 21231

Attention: Loan Documentation

Phone: (443) 627-4068

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

with copies to:

Morgan Stanley Senior Funding, Inc.

1 New York Plaza, 41st Floor

New York, New York, 10004

Attention: Agency Team

Fax: (212) 507-6680

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, New York 10017

Attention: James A. Florack

Fax: 212-701-5165

(iii) if to the Administrative Agent with respect to any other matter, to it at:

Morgan Stanley Senior Funding, Inc.

1 New York Plaza, 41st Floor

New York, New York, 10004

Attention: Agency Team

Fax: (212) 507-6680

with a copy to:

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, New York 10017

Attention: James A. Florack

Fax: 212-701-5165

(iv) if to MSSF, in its capacity as a Lender, to it at:

Morgan Stanley Senior Funding, Inc.

1 New York Plaza, 41st Floor

New York, New York, 10004

Attention: Agency Team

Fax: (212) 507-6680

(iv) if to any other Lender or any other Issuing Bank, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b).

(b) Notices and other communications to the Lenders and the Issuing Banks hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article 2 unless otherwise agreed by the Administrative Agent and the applicable Lender or the applicable Issuing Bank.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient.

(c) Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto (provided that any Lender may change its address or telecopy number by notice solely to the Administrative Agent and the Borrower).

(d) The Borrower agrees that the Administrative Agent may, but shall not be obligated to, make the Communications (as defined below) available to the Lenders and the Issuing Banks by posting the Communications on, IntraLinks, or another similar electronic system (the “Platform”). THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” The Agent Parties (as defined below) do not warrant the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or the Platform. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) be responsible or liable for damages of any kind, including, without limitation, direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) to the Borrower, any other Loan Party, any Lender, any Issuing Bank or any other Person arising from the unauthorized use by others of information or other materials obtained through internet, electronic, telecommunications or other information transmission, including, without limitation, the transmission of Communications through the Platform, except to the extent that such damages have resulted from the willful misconduct or gross negligence of such Agent Party (as determined in a final, non-appealable judgment by a court of competent jurisdiction). “Communications” means, collectively, any notice, demand, communication, information, document or other material that any Loan Party provides to the Administrative Agent pursuant to any Loan Document or the transactions contemplated therein which is distributed to the Administrative Agent or any Lender by means of electronic communications pursuant to this Section 9.01, including through the Platform.

(e) In the event the Borrower shall have any Equity Interests or other securities registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise files or is required to file reports under Section 15(d) of the Exchange Act, the Borrower and each Lender acknowledges that certain of the Lenders may be Public Lenders and, if any document, notice or other information required to be delivered hereunder is being distributed through the Platform, any information that the Borrower has indicated contains Non-Public Information will not be posted on that portion of the Platform designated for such Public Lenders. If the Borrower has not indicated whether a document, notice or other information provided to the Administrative Agent by or on behalf of the Borrower or any Subsidiary contains Non-Public Information, the Administrative Agent reserves the right to post such information solely on the portion of the Platform designated for Lenders that wish to receive material Non-Public Information with respect to the Borrower, the Subsidiaries and its and their securities.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Notwithstanding the foregoing, nothing in this Section 9.01(e) shall create any obligation on the Borrower to indicate whether any information contains Non-Public Information, it being further agreed that if any such indication is provided by the Borrower in its discretion, such indication shall create no obligation on the Borrower to provide any such indication in the future.

(f) Each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable law, including United State federal and state securities laws, to make reference to information that is not made available through the “Public Side Information” portion of the Platform and that may contain non-public information with respect to the Borrower, the Subsidiaries or its or their securities.

Section 9.02 Waivers; Amendments.

(a) No failure or delay by the Administrative Agent, any Issuing Bank or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Banks and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower or any other Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Administrative Agent, the Issuing Banks or any Lender may have had notice or knowledge of such Default or Event of Default at the time. Notwithstanding the foregoing Borrower and Administrative Agent may, without the consent of the other Lenders, amend, modify or supplement this Agreement and any other Loan Document to cure any ambiguity, omission, typographical error, defect or inconsistency if such amendment, modification or supplement if the same is not objected to in writing by the Required Lenders within five Business Days following receipt of notice thereof.None of this Agreement, any other Loan Document or any provision hereof or thereof may be waived, amended or modified (other than the Agent Fee Letter, which may be amended in accordance with its terms) except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders (and a copy thereof shall be provided to the Administrative Agent) or by the Borrower and the Administrative Agent with the consent of the Required Lenders; provided, however, that no such amendment, waiver or consent shall: (i) extend or increase the Commitment of any Lender or any Issuing Bank (including, without limitation, amending the definition of “Applicable Percentage”) without the written consent of such Lender or such Issuing Bank, as applicable, (ii) reduce the principal amount of any Loan or Letter of Credit or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender directly affected thereby and, in the case of any Letter of Credit, the applicable Issuing bank, (iii) postpone the scheduled date of payment of the principal amount of any Loan or Letter of Credit, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender directly affected thereby and, if applicable, the applicable Issuing Bank; provided, however, that notwithstanding clause (ii) or (iii) of this Section 9.02(b), only the consent of the Required Lenders shall be necessary to waive any obligation of the Borrower to pay interest at the default rate set forth in Section 2.10(h), (iv) change Section 2.15(b), Section 2.15(c) or any other Section hereof providing for the ratable treatment of the Lenders, in each case in a manner that would alter the pro rata sharing of payments required thereby, without the written

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

consent of each Lender, (v) release any Holdings Guaranty or all or substantially all of the value of the Guaranties provided by the Guarantors, without the written consent of each Lender, except to the extent the release of any Guarantor is permitted pursuant to Article 8 or Section 9.17 (in which case such release may be made by the Administrative Agent acting alone), (vi) release all or substantially all of the Collateral from the Liens of the Security Documents or alter the relative priorities of the Secured Obligations entitled to the Liens of the Security Documents, in each case without the written consent of each Lender (it being understood that additional Loans pursuant to Section 2.18 may be equally and ratably secured by the Collateral with the then existing Secured Obligations under the Security Documents), except to the extent the release of any Collateral is permitted pursuant to Section 9.17 (in which case such release may be made by the Administrative Agent acting alone), (vii) change any of the provisions of this Section or the percentage referred to in the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender or (viii) waive any condition set forth in Section 4.01 (other than as it relates to the payment of fees and expenses of counsel), or, in the case of any Loans made on the Effective Date, Section 4.02, without the written consent of each Lender and each Issuing Bank. Notwithstanding anything to the contrary herein, no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or the Issuing Banks hereunder without the prior written consent of the Administrative Agent or the Issuing Banks, as the case may be (it being understood that any change to Sections 2.17 and 2.20 shall require the consent of the Administrative Agent and the Issuing Banks).

(c) Notwithstanding the foregoing, this Agreement may be amended as contemplated by (i) Section 2.18 to effect New Commitments pursuant to a Joinder Agreement with only the consent of the Administrative Agent, the Borrower, the other Loan Parties and the New Lenders providing New Commitments, and (ii) Section 2.19 to effect an extension pursuant to an Extension Agreement with only the consent of the Administrative Agent, the Borrower, the other Loan Parties and the Extending Lenders and the New Extending Lenders.

(d) Notwithstanding anything herein or in any other Loan Document to the contrary, during such period as a Lender is a Defaulting Lender, to the fullest extent permitted by applicable law, such Lender will not be entitled to vote in respect of amendments and waivers hereunder and the Commitment and the outstanding Loans or other extensions of credit of such Lender hereunder will not be taken into account in determining whether the Required Lenders or all of the Lenders or each directly affected Lender, as required, have approved any such amendment or waiver; provided, however, that any such amendment or waiver that would increase or extend the term of the Revolving Commitment of such Defaulting Lender, extend the date fixed for the payment of principal or interest or fees owing to such Defaulting Lender hereunder, reduce the principal amount of any obligation owing to such Defaulting Lender, reduce the amount of or the rate or amount of interest on any amount owing to such Defaulting Lender (other than in connection with the waiver of any obligation of the Borrower to pay interest at the default rate set forth in Section 2.10(h)) or of any fee payable to such Defaulting Lender hereunder, or alter the terms of this paragraph, will require the consent of such Defaulting Lender.

(e) Notwithstanding the foregoing, no Lender’s consent is required to enter into any Intercreditor Agreement, or to effect any amendment, modification or supplement to the Term Loan Intercreditor Agreement, any other Intercreditor Agreement permitted under this Agreement (i) that is for the purpose of adding the holders of Indebtedness permitted hereunder (or a Senior Representative with respect thereto) as parties thereto, as expressly contemplated by the terms of the Term Loan Intercreditor Agreement or such other intercreditor agreement or arrangement permitted under this Agreement or in any document pertaining to any Indebtedness permitted hereby that is permitted to be secured by the Collateral, as applicable (it being understood that any such amendment or supplement may make such

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

other changes to the applicable intercreditor or subordination agreement as, in the good faith determination of the Administrative Agent, are required to effectuate the foregoing; provided that such other changes are not adverse, in any material respect, as determined in the good faith by the Administrative Agent, to the interests of the Lenders) or (ii) that is expressly contemplated by the Term Loan Intercreditor Agreement (or the comparable provisions, if any, of any other Intercreditor Agreement or arrangement permitted under this Agreement) or (iii) that is otherwise permitted by Section 8.12 hereof; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent hereunder or under any other Loan Document without the prior written consent of the Administrative Agent, as applicable.

Section 9.03 Expenses; Indemnity; Damage Waiver. (a) The Borrower shall pay (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, the Issuing Banks, the Lenders, the Arrangers and their respective Affiliates, including, without limitation, the reasonable and documented fees and disbursements of one primary firm of counsel for the Administrative Agent, the Issuing Banks, the Lenders and the Arrangers, taken as a whole in connection with the syndication of the credit facilities provided for herein, the preparation, execution, delivery and administration of this Agreement, any other Loan Document or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated); provided that the Borrower’s obligations under this clause (a)(i) solely with respect to the preparation, execution and delivery of the Loan Documents on the Effective Date shall be subject to the limitations provided for in the Engagement Letter, and (ii) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, the Issuing Banks, the Arrangers or any Lender, including, without limitation, the reasonable and documented fees, disbursements and other charges of one primary firm of counsel for the Administrative Agent, the Issuing Banks, the Lenders and the Arrangers, taken as a whole, (and if reasonably necessary (as determined by the Administrative Agent in consultation with the Borrower), of a single regulatory counsel and a single local counsel in each appropriate jurisdiction and, in the case of an actual or potential conflict of interest where the Administrative Agent, the Issuing Banks, any Lender or any Arranger affected by such conflict informs the Borrower of such conflict and thereafter retains its own counsel, of another primary firm of counsel for such affected person (and if reasonably necessary (as determined by such affected person in consultation with the Borrower), of a single regulatory counsel and a single local counsel in each appropriate jurisdiction)), in connection with the enforcement or protection of its rights in connection with this Agreement or any other Loan Document, including its rights under this Section 9.03, or in connection with the Loans or Letters of Credit made hereunder, including all such reasonable and documented out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans.

(b) The Borrower shall indemnify the Administrative Agent, the Issuing Banks, the Arrangers and each Lender, and each Related Party, successor, partner, representative or assign of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and reasonable and documented out-of-pocket expenses, including the reasonable and documented fees, charges and disbursements of any a primary firm of counsel for all such Indemnitees (and if reasonably necessary (as determined by such Indemnitees in consultation with the Borrower), of a single regulatory counsel and a single local counsel in each appropriate jurisdiction and, in the case of an actual or potential conflict of interest where the Indemnitee affected by such conflict informs the Borrower of such conflict and thereafter retains its own counsel, of another primary firm of counsel for such affected Indemnitee (and if reasonably necessary (as determined by such affected Indemnitee in consultation with the Borrower), of a single regulatory counsel and a single local counsel in each appropriate jurisdiction)), incurred by or asserted against any Indemnitee by any third party or by the Borrower or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the Transactions or any other transactions contemplated hereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents, (ii) any Loan or the use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned, leased or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective action, suit, inquiry, claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto (and regardless of whether such matter is initiated by a third party or the Borrower or any Affiliate of the Borrower); provided that such indemnity shall not, as to any Indemnitee, be available, (w) with respect to Taxes and amounts relating thereto (other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim), (x) to the extent that such losses, claims, damages, liabilities, costs or reasonable and documented out-of-pocket expenses are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee, (y) if resulting from a material breach by such Indemnitee or one of its controlled Affiliates of its obligations under this Agreement or any other Loan Document (as determined by a court of competent jurisdiction by final and non-appealable judgment), or (z) if arising from any dispute between and among Indemnitees, to the extent such dispute does not involve an act or omission by the Borrower or its Subsidiaries (as determined by a court of competent jurisdiction by final and non-appealable judgment) other than any proceeding against the Administrative Agent or any Arranger, in each case, acting in such capacity. The Borrower will not be required to indemnify any Indemnitee for any amount paid or payable by such Indemnitee in the settlement of any such indemnified losses, claims, damages, liabilities, costs or reasonable and documented expenses which is entered into by such Indemnitee without Borrower’s written consent (such consent not to be unreasonably withheld, conditioned or delayed) unless the Borrower was offered the ability to assume the defense of the action that was the subject matter of such settlement and elected not to so assume. In the case of any proceeding to which the indemnity in this paragraph applies, such indemnity and reimbursement obligations shall be effective, whether or not such proceeding is brought by the Borrower, any of its equityholders or creditors, an Indemnitee or any other Person, or an Indemnitee is otherwise a party thereto.

Without limiting in any way the indemnification obligations of the Borrower pursuant to Section 9.03(b) or of the Lenders pursuant to Section 8.06, to the extent permitted by applicable law, each party hereto shall not assert, and hereby waives, any claim against any Indemnitee and the Borrower and its Subsidiaries, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the Transactions or any Loan or Letter of Credit or the use of the proceeds thereof (other than, in the case of the Borrower, in respect of any such damages incurred or paid by an Indemnitee to a third party). No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence, bad faith or willful misconduct of such Indemnitee as determined by a final and non-appealable judgment of a court of competent jurisdiction.

(c) All amounts due under this Section 9.03 shall be payable promptly after written demand therefor.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Section 9.04 Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 9.04. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in subsection (c) of this Section 9.04), Indemnitees (to the extent provided in Section 9.03) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Banks and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Revolving Commitment and the Revolving Loans at the time owing to it) with the prior written consent of:

(A) the Borrower (not to be unreasonably withheld or delayed); provided that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if a Specified Event of Default has occurred and is continuing; and provided, further, that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within fifteen (15) Business Days after having received notice thereof;

(B) the Administrative Agent (such consent not to be unreasonably withheld or delayed); provided that no consent of the Administrative Agent shall be required for an assignment to a Lender, an Affiliate of a Lender or an Approved Fund; and

(C) the Issuing Banks (such consent not to be unreasonably withheld or delayed); provided that no consent of the Issuing Banks shall be required for an assignment to a Lender, an Affiliate of a Lender or an Approved Fund.

(ii) Assignments shall be subject to the following additional conditions:

(A) ~~(D)~~ except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Revolving Commitment or Revolving Loans and subject to Section 2.16(c), the amount of the Revolving Commitment or Revolving Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $15,000,000 (or a greater amount that is an integral multiple of $1,000,000), unless each of the Borrower and the Administrative Agent otherwise consent; provided that no such consent of the Borrower shall be required if a Specified Event of Default has occurred and is continuing;

(B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement;

(C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500;

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Borrower and its Related Parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including Federal and state securities laws;

(E) no such assignment shall be made to (i) any Loan Party nor any Affiliate of a Loan Party, (ii) any Defaulting Lender or any of its subsidiaries, or any Person, who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (ii), or (iii) any natural person;

(F) in connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Revolving Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full pro rata share of all Revolving Loans in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs; and

(G) (a) No assignment or participation shall be made to any Person that was a Disqualified Institution as of the date (the “Trade Date”) on which the assigning or participating Lender entered into a binding agreement to sell and assign or participate, as applicable, all or a portion of its rights and obligations under this Agreement to such Person (unless the Borrower has consented to such assignment or participation in writing in its sole and absolute discretion, in which case such Person will not be considered a Disqualified Institution for the purpose of such assignment or participation). For the avoidance of doubt, with respect to any assignee or Participant that becomes a Disqualified Institution after the applicable Trade Date (including as a result of the delivery of a supplement to the list of Competitors pursuant to clause (b) of the definition of “Disqualified Institution”), (x) such assignee or Participant shall not retroactively be disqualified from becoming a Lender or Participant (but such Person shall not be able to increase its Commitments or participations hereunder) and (y) such assignment or participation and, in the case of an assignment, the execution by the Borrower of an Assignment and Assumption with respect to such assignee will not by itself result in such assignee no longer being considered a Disqualified Institution. Any assignment or participation in violation of this clause (G)(a) shall not be void, but the other provisions of this clause (G)(a) shall apply.

(b) The Administrative Agent shall have the right (but not the obligation), and the Borrower hereby expressly authorizes the Administrative Agent, to (A) post the list of Disqualified Institutions and any updates thereto from time to time on the Platform, including that portion of the Platform that is designated for “public side” Lenders and/or (B) provide the list of Disqualified Institutions and any updates thereto to each Lender or Participant requesting the same.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section 9.04, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 2.12, Section 2.13, Section 2.14 and Section 9.03); provided that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (c) of this Section 9.04.

(iv) The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive (absent manifest error), and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior written notice. The Borrower agrees to indemnify the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this Section 9.04(b)(iv), except to the extent that such losses, claims, damages or liabilities are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of the Administrative Agent. The Loans (including principal and interest) are registered obligations and the right, title, and interest of any Lender or its assigns in and to such Loans shall be transferable only upon notation of such transfer in the Register.

(v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section 9.04 and any written consent to such assignment required by paragraph (b) of this Section 9.04, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to Section 2.04, Section 2.15(d) or Section 8.06, the Administrative Agent shall have no obligation to accept such Assignment and Assumption and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(c) (i) Subject to Section 9.04(b)(ii)(G), any Lender may, (x) prior to an IPO, without the consent of, or notice to, the Administrative Agent or the Issuing Banks but with the consent of the Borrower (not to be unreasonably withheld or delayed); provided that no consent of the Borrower shall be

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Pursuant to 17 C.F.R. Section 200.83

required for a participation to a Lender, an Affiliate of a Lender, an Approved Fund or, if a Specified Event of Default has occurred and is continuing, any other Participant; and provided, further, that the Borrower shall be deemed to have consented to any such participation unless it shall object thereto by written notice to the Administrative Agent within 15 Business Days after having received notice thereof, and (y) after an IPO, without the consent of, or notice to, the Borrower, the Administrative Agent or the Issuing Banks, sell participations to one or more banks or other entities (but not to the Borrower or an Affiliate thereof) (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Revolving Commitment and the Revolving Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (C) the Borrower, the Administrative Agent, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and (D) prior to an IPO, unless consented to by the Borrower, no Participant (other than (x) a Participant that is a Lender, an Affiliate of a Lender or an Approved Fund or (y) if a Specified Event of Default has occurred and is continuing, any other Participant) shall receive information regarding the Borrower and its subsidiaries or this revolving credit facility provided pursuant to this Agreement (other than administrative notices delivered pursuant to Article 2). Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (c)(ii) of this Section 9.04, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.12, 2.13 and 2.14 (subject to the requirements and limitations therein, including the requirements under Section 2.14(f) (it being understood that the documentation required under Section 2.14(f) shall be delivered to the participating Lender) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant agrees to be subject to the provisions of Section 2.16 as if it were an assignee under paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender; provided such Participant agrees to be subject to Section 2.15(c) as though it were a Lender.

(ii) A Participant shall not be entitled to receive any greater payment under Sections 2.12 or 2.14 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant except to the extent such entitlement to receive a greater payment results from a Change in Law requiring a payment under Section 2.12 that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 2.16(b) with respect to any Participant.

(iii) Each Lender that sells a participation shall, acting solely for this purpose as a nonfiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Revolving Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank or any other central bank having jurisdiction over such Lender, and this Section 9.04 shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

Section 9.05 Survival. All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement, the making of any Loans and the issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default, Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of Section 2.12, Section 2.13, Section 2.14, Section 2.20(g) and Section 9.03 and Article 8 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit, the expiration or termination of the Commitments, the resignation of the Administrative Agent, the replacement of any Lender or any Issuing Bank, the resignation of an Issuing Bank or the termination of this Agreement or any provision hereof.

Section 9.06 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 9.07 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 9.07, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, then such provisions shall be deemed to be in effect only to the extent not so limited.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Section 9.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Issuing Bank, each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other obligations at any time owing by such Issuing Bank, such Lender or such Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Issuing Bank or such Lender, irrespective of whether or not such Issuing Bank or such Lender, as applicable, shall have made any demand under this Agreement and although such obligations may be unmatured; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.17 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Issuing Bank and each Lender under this Section 9.08 are in addition to other rights and remedies (including other rights of setoff) which such Issuing Bank or such Lender may have. Each Issuing Bank and each Lender agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.

Section 9.09 Governing Law; Jurisdiction; Consent to Service of Process.

(a) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIM, CONTROVERSY OR DISPUTE UNDER, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, WHETHER BASED IN CONTRACT (AT LAW OR IN EQUITY), TORT OR ANY OTHER THEORY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW.

(b) The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County, Borough of Manhattan and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against the Borrower or its properties in the courts of any jurisdiction.

(c) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in subsection (b) of this Section 9.09. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

Section 9.10 Waiver Of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT (AT LAW OR IN EQUITY), TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.10. EACH PARTY HERETO FURTHER REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES IT JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

Section 9.11 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

Section 9.12 Confidentiality. (a) Each of the Administrative Agent, the Issuing Banks and the Lenders agrees to maintain the confidentiality of the Information (as defined below) and to not use the Information for any purpose except in connection with the Loan Documents and related matters, and to not disclose the Information; provided that nothing herein shall prevent the Administrative Agent, the Issuing Banks or the Lenders (collectively, the “Credit Parties”) and their respective Affiliates from disclosing any Information (i) pursuant to the order of any court or administrative agency or in any pending legal, judicial or administrative proceeding, or otherwise as required by applicable law or compulsory legal process or to the extent requested or required by governmental and/or regulatory authorities, in each case based on the reasonable advice of their legal counsel (in which case such Credit Party agrees (except with respect to any audit or examination conducted by bank accountants or any governmental bank regulatory authority exercising examination or regulatory authority (or any request by such a governmental bank regulatory authority)) to the extent practicable and not prohibited by applicable law, rule or regulation, to inform you promptly thereof prior to disclosure), (ii) upon the request or demand of any regulatory authority having or purporting to have jurisdiction over an Credit Party or any of its Affiliates (in which case such Credit Party agrees (except with respect to any audit or examination conducted by bank accountants or any governmental bank regulatory authority exercising examination or regulatory authority (or any request by such a governmental bank regulatory authority)), to the extent practicable and not prohibited by applicable law, to inform you promptly thereof prior to disclosure), (iii) to the extent that such Information become publicly available other than by reason of improper disclosure by such Credit Party or any of its Affiliates in violation of any confidentiality obligations owing to you or any of your Affiliates (including those set forth in this Section), (iv) to the extent that such information is received by a Credit Party from a third party that is not, to such Credit Party’s knowledge, subject to contractual or fiduciary confidentiality obligations owing to you, or any of your Affiliates, (v) to the extent that such information is independently developed by any Credit Party without use of the Information, (vi) to each Credit Party’s Affiliates and to its and their respective employees, legal counsel, independent auditors and other experts or agents who need to know such Information in connection with this Agreement and the transactions contemplated hereby and who are informed of the confidential nature

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

of such Information (“Representatives”) and have agreed to be bound (or otherwise already bound by a written agreement) by confidentiality obligations at least as protective of Information as those set forth herein (it being understood that each Credit Party shall be responsible for any breach thereof by its Representatives), (vii) to potential Participants or assignees (which would be permitted Participants or assignees under Section 9.04 and other than Disqualified Institutions), in each case, who agree with or for the express benefit of the Borrower that they shall be bound by the terms of this Section (or language substantially similar and not less protective of the Information than this Section), including, without limitation, via a “click through” or other affirmative action on the part of the potential Participant or assignee to access such Information in accordance with the standard syndication processes of such Credit Party or customary market standards for dissemination of such Information; provided that prior to an IPO, no Information may be disclosed to any Participant or prospective Participant without the prior consent of the Borrower (provided that no consent of the Borrower shall be required for a participation to a Lender, an Affiliate of a Lender, an Approved Fund or, if a Specified Event of Default has occurred and is continuing, any other Participant) and, with respect to any prospective assignee, the applicable Lender shall have confirmed with the Administrative Agent and the Borrower that such assignee is a permitted assignee pursuant to Section 9.04 hereof, prior to the disclosure of any Information to such assignee under this clause (vii), (viii) to the extent the Borrower shall have consented to such disclosure in writing, (ix) to the extent reasonably necessary or advisable in connection with the exercise of any remedy or enforcement of any right under the Loan Documents and (x) for purposes of establishing a “due diligence” defense. For the purposes of this Section 9.12, “Information” means all memoranda or other information received from or on behalf of the Borrower, in connection with the Loan Documents and the facilities under the Loan Documents, relating to the Borrower or its business; provided that, in the case of Information received from the Borrower after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 9.12 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

(b) EACH ISSUING BANK AND EACH LENDER ACKNOWLEDGES THAT INFORMATION AS DEFINED IN SECTION 9.12(A) FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING THE BORROWER AND ITS RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.

(c) ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS, FURNISHED BY THE BORROWER OR THE ADMINISTRATIVE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION ABOUT THE BORROWER AND ITS RELATED PARTIES OR ITS SECURITIES. ACCORDINGLY, EACH ISSUING BANK AND EACH LENDER REPRESENTS TO THE BORROWER AND THE ADMINISTRATIVE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW.

Section 9.13 Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section 9.13 shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

Section 9.14 No Advisory or Fiduciary Responsibility. In connection with all aspects of each Transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that: (a) (i) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Arrangers, the Issuing Banks and the Lenders are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Administrative Agent, the Arrangers, the Issuing Banks and the Lenders, on the other hand, (ii) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (iii) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the Transactions contemplated hereby and by the other Loan Documents; (b) (i) each of the Administrative Agent, the Issuing Banks, the Arrangers and the Lenders is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Subsidiaries, or any other Person and (ii) neither the Administrative Agent, any Issuing Bank, any Arranger nor any Lender has any obligation to the Borrower or any of its Affiliates with respect to the Transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (c) the Administrative Agent, the Issuing Banks, each Arranger and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and none of the Administrative Agent, any Issuing Bank, any Arranger or any Lender has any obligation to disclose any of such interests to the Borrower or its Affiliates. The Borrower, on behalf of itself and each of its Subsidiaries and Affiliates, agrees that nothing in the Loan Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between the Administrative Agent, any Issuing Bank, any Arranger or any Lender, on the one hand, and the Borrower, any of its Subsidiaries, or their respective equityholders or Affiliates, on the other.

Section 9.15 Electronic Execution of Assignments and Certain Other Documents. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 9.16 USA PATRIOT Act. Each Lender, each Issuing Bank and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower and each Guarantor that, pursuant to the requirements of the USA PATRIOT Act, it may be required to obtain, verify and record information that identifies the Borrower and each Guarantor, which information includes the name and address of the Borrower and each Guarantor and other information that will allow such Lender, such

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Issuing Bank or the Administrative Agent, as applicable, to identify the Borrower and each Guarantor in accordance with the USA PATRIOT Act. The Borrower and each Guarantor shall, promptly following a request by the Administrative Agent, any Issuing Bank or any Lender, provide all documentation and other information that the Administrative Agent, any Issuing Bank or such Lender, as applicable, requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.

Section 9.17 Release of Guarantors; Release of Collateral.

(a) Notwithstanding anything to the contrary contained herein or in any other Loan Document, the Administrative Agent is hereby irrevocably authorized by each Lender (and each such Lender hereby expressly consents) (without requirement of notice to or consent of any Lender except as expressly required by Section 9.02), and the Administrative Agent hereby agrees with the Borrower, to take any action reasonably requested by the Borrower to effect the release of any Collateral from the Lien created by the Security Documents or Guarantor from its Guaranty (i) to the extent necessary to permit consummation of any transaction not prohibited by any Loan Document or that has been consented to in accordance with Section 9.02 including, in each case and without limitation, any sale, transfer or other disposition of any Collateral or Guarantor (other than to the Borrower or a Guarantor), (ii) to the extent any such release is permitted at such time pursuant to the Security Agreements (including in connection with the grant of a Permitted Lien), (iii) as required by the terms of any Intercreditor Agreement, (iv) to the extent any Collateral becomes Excluded Collateral (including, but not limited to, release of Pledged Equity upon (x) the consummation of any third party financing with respect to any real estate owned by any Domestic Subsidiary and (y) the transfer of such Pledged Equity that is permitted hereunder or by any Security Document (other than a transfer to a Loan Party) or (v) under the circumstances described in paragraphs (b) or (c) below (and, upon the consummation of any such transaction in preceding clause (i), (ii), (iii), (iv) or (v), such Collateral shall be transferred free and clear of all Liens under the Security Documents and/or such Guarantor shall be released from its obligations under its Guaranty); provided that in the case of any sale, transfer or other disposition (in a single transaction or in a series of related transactions) of all or substantially all of the Pledged IP Collateral (as defined in the U.S. Security Agreement) to any Subsidiary that is not a Guarantor, the Administrative Agent shall be required to take any action requested by the Borrower to effect the release of such Pledged IP Collateral if and only if each of the following additional conditions are satisfied: (x) no Default or Event of Default has occurred and is continuing immediately prior to or after giving effect to such transaction(s), and (y) the Borrower shall have delivered to the Administrative Agent a certificate of a Responsible Officer certifying that (1) the Borrower has determined that such sale, transfer or other disposition is necessary or desirable in connection with a reorganization, restructuring, optimization or other similar event/action in furtherance of the business interests of the Borrower and its Restricted Subsidiaries, taken as a whole, (2) each transferee in such transaction or series of transactions is a Restricted Subsidiary (or will be designated as such concurrently with the consummation of such transaction or series of transactions), and (3) the Borrower has received or will receive consideration for such Pledged IP Collateral that constitutes fair market value of such Pledged IP Collateral as determined by the Borrower in a commercially reasonable manner (which consideration may be in the form of an intercompany note or Equity Interests issued by such Subsidiary).

(b) At such time as the Obligations shall have been paid in full (other than contingent indemnification obligations not yet accrued and payable), each of the Guaranties and the Holdings Guaranty shall be terminated and the Collateral shall be released from the Liens created by the Security Documents with respect to the Loans, and the Security Documents and all obligations with respect to the Loans (other than those expressly stated to survive such termination) of the Administrative Agent and each Loan Party under the Security Documents shall terminate, all without delivery of any instrument or performance of any act by any Person.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(c) Notwithstanding anything to the contrary contained herein or in any other Loan Document, the Lenders hereby agree, and the Administrative Agent is hereby irrevocably authorized by each Lender (without requirement of notice to or consent of any Lender), to (i) take any action required by the Borrower having the effect of releasing a Guarantor (other than Holdings) from its Guaranty and as a Grantor under the Security Documents if (A) all or substantially all of the assets of such Guarantor have been sold or otherwise disposed of (including by way of merger or consolidation) to a Person that is not a Borrower or a Guarantor, (B) such Guarantor has been liquidated or dissolved or (C) such Guarantor becomes an Immaterial Subsidiary (and the Borrower has provided notice thereof to the Administrative Agent), in each case to the extent not prohibited by any Loan Document and (ii) enter into non-disturbance and similar agreements in connection with the licensing of intellectual property not prohibited by this Agreement.

(d) In connection with any release of Collateral of the type described above in clause (a) or (c) or any other transaction involving Collateral which transaction is not prohibited by the Loan Documents, notwithstanding anything to the contrary contained herein or in any other Loan Document, the Administrative Agent is hereby irrevocably authorized by each Lender (and each such Lender hereby expressly consents) (without requirement of notice to or consent of any Lender except as expressly required by Section 9.02) to take any action with respect to the Collateral requested by the Borrower to the extent necessary to evidence such release or other transaction, including without limitation, executing agreements (including, without limitation, with third parties) with respect to any Collateral, upon the delivery to the Administrative Agent of a certificate signed by an officer of the Borrower stating that such action and the release of the Collateral or other transaction, as applicable, is permitted by each Security Document applicable thereto.

Section 9.18 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Solely to the extent any Lender or Issuing Bank that is an EEA Financial Institution is a party to this Agreement and notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender or Issuing Bank that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender or Issuing Bank that is an EEA Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

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Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

ANNEX II

SCHEDULE 2.01

Lenders, Revolving Commitments and Letter of Credit Issuer Sublimit

Lender	Total Revolving Commitment	Letter of Credit Issuer Sublimit
Barclays Bank PLC	$320,000,000	$142,857,000
Goldman Sachs Lending Partners LLC	$250,000,000	$117,857,000
Goldman Sachs Bank USA	N/A	$25,000,000
Morgan Stanley Senior Funding, Inc.	$250,000,000	$142,858,000
Citibank, N.A	N/A	$142,857,000
Citicorp North America, Inc.	$250,000,000	N/A
Bank of America, N.A	$250,000,000	$142,857,000
JPMorgan Chase Bank, N.A	$250,000,000	$142,857,000
Royal Bank of Canada	$250,000,000	$142,857,000
SunTrust Bank	$200,000,000	N/A
Deutsche Bank AG Cayman Islands Branch	$100,000,000	N/A
HSBC Bank USA, N.A	$100,000,000	N/A
Sumitomo Mitsui Banking Corporation	$50,000,000	N/A
Total	$2,270,000,000	$1,000,000,000